                                                                      Delaware
                                                                        Pooled
                                                                         Trust
                                                                    ==========
1997
           Annual Report

Page 4  Defensive Equity:
        Markets Prove Both Turbulent and Resilient

Page 6  Aggressive Growth:
        Wresting Returns From A Rebounding Market

Page 8  Real Estate Investment Trust:
        Capitalizing On A Less Efficient Market

Page 10 Fixed Income:
        Keeping Pace With a Rally

Page 12 High-Yield Bond:
        Lower Quality Issues Lead the Pack

Page 14 International Equity:
        Excelling in a Turbulent Market

Page 16 Labor Select International Equity:
        Producing Exceptional Returns Amidst Turmoil

Page 18 Emerging Markets:
        Looking to Europe, Latin America

Page 20 Global Equity:
        Weightings Buoy Performance

Page 22 Global Fixed Income:
        Providing Steady Returns

Page 24 International Fixed Income:
        Strong Local Returns Fight Weak Currencies

Contents
2      Total Returns
3      Portfolio Objectives
4      The Defensive Equity Portfolio Review
6      The Aggressive Growth Portfolio Review
8      The Real Estate Investment Trust
       Portfolio Review
10     The Fixed Income Portfolio Review
12     The High-Yield Bond Portfolio Review
14     The International Equity Portfolio Review
16     The Labor Select International Equity
       Portfolio Review
18     The Emerging Markets Portfolio Review
20     The Global Equity Portfolio Review
22     The Global Fixed Income Portfolio Review
24     The International Fixed Income
       Portfolio Review
26     Financial Statements

Delaware Pooled Trust, Inc.

Delaware Pooled Trust, Inc., based in Philadelphia, is a mutual fund that offers no-load, open-end equity and fixed-income portfolios to institutional and affluent individual investors. Delaware Pooled Trust is part of Delaware Management Company, a full-service investment-management organization that invests more than $40 billion on behalf of individuals and institutions. The breadth and sophistication of Delaware's services enable clients to gain the degree of administrative convenience and simplicity in investment-management matters they want; Delaware provides not only equity and fixed-income portfolios but balanced portfolios and investment-advisory, retirement-plan, and trust services.

Delaware Investment Advisers, a Philadelphia-based division of Delaware Management Company, serves as investment adviser for The Defensive Equity, The Aggressive Growth, The Real Estate Investment Trust, The Fixed Income, and The High-Yield Bond Portfolios. Delaware International Advisers Ltd., a London-based affiliate of Delaware Management Company, serves as investment adviser for The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Equity, The Global Fixed Income, and The International Fixed Income Portfolios.

Client Services

Delaware provides clients with annual and semiannual reports, monthly account reports, in-person reviews of account developments, and other communications.

Clients who have questions about their accounts or want to learn the net asset values of the Delaware Pooled Trust Portfolios may call a toll-free telephone number, 1-800-231-8002, during normal business hours. Or they may write to Client Services, Delaware Pooled Trust, Inc., One Commerce Square, Philadelphia, Pennsylvania 19103.

                                  1997 ANNUAL REPORT o DELAWARE POOLED TRUST   1

Total Returns
Periods ending October 31, 1997

                                                            One            Three           Five                Since
Average Annual Total Return*                                Year           Years           Years             Inception
------------------------------------------------------------------------------------------------------------------------
The Defensive Equity Portfolio                             26.73%          23.75%          20.69%               19.27%
Standard & Poor's 500 Index                                32.08           27.45           19.82                17.97
------------------------------------------------------------------------------------------------------------------------
The Aggressive Growth Portfolio                            11.84           16.82           14.70                10.85
Russell 2000 Index                                         29.33           21.29           18.69                15.72
------------------------------------------------------------------------------------------------------------------------
The Real Estate Investment Trust Portfolio                 46.50              --              --                38.04
NAREIT Equity REIT Index                                   32.77              --              --                29.48
------------------------------------------------------------------------------------------------------------------------
The Fixed Income Portfolio                                  7.09              --              --                 6.84
Lehman Brothers Government/Corporate
Intermediate Bond Index                                     7.49              --              --                 6.72
------------------------------------------------------------------------------------------------------------------------
The High-Yield Bond Portfolio**                               --              --              --                17.92
Salomon Brothers
High-Yield Cash Pay Index                                     --              --              --                11.96
------------------------------------------------------------------------------------------------------------------------
The International Equity Portfolio                         11.01           10.86           14.66                11.85
Morgan Stanley Capital International EAFE Index             4.63            4.82           11.75                 7.82
------------------------------------------------------------------------------------------------------------------------
The Labor Select International Equity Portfolio            16.01              --              --                18.28
Morgan Stanley Capital International EAFE Index             4.63              --              --                 4.34
------------------------------------------------------------------------------------------------------------------------
The Emerging Markets Portfolio**                              --              --              --                (8.00)
Morgan Stanley Capital International
Emerging Markets Free Index                                   --              --              --               (17.39)
------------------------------------------------------------------------------------------------------------------------
The Global Equity Portfolio**                                 --              --              --                (4.47)
Morgan Stanley Capital International World Index              --              --              --                (5.28)***
------------------------------------------------------------------------------------------------------------------------
The Global Fixed Income Portfolio                           5.59           12.99              --                11.75
Salomon Brothers World Government Bond Index                2.62            7.60              --                 8.14
------------------------------------------------------------------------------------------------------------------------
The International Fixed Income Portfolio**                    --              --              --                 7.11
Salomon Brothers Non-U.S
World Government Bond Index                                   --              --              --                 5.34
------------------------------------------------------------------------------------------------------------------------

* Past performance cannot guarantee future results. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Since 1992, Delaware Management Company, Inc. or Delaware International Advisers Ltd., as relevant, has voluntarily agreed to waive its management fee and pay certain expenses of the applicable Portfolios to the extent necessary to limit annual operating expenses (excluding taxes, interest, brokerage commissions, and extraordinary expenses) to certain levels specified in Delaware Pooled Trust's prospectus. In the absence of those waivers, the Portfolios' total returns would have been lower.

** Portfolio has been active for less than one year. The return is calculated from the inception date.

*** This return for the MSCI World Index represents performance for the month of October. In comparing this with the performance of The Global Equity Portfolio, keep in mind that the return shown here for the Portfolio represents performance since its inception on October 15, 1997.

+ The inception date for each Portfolio is as follows: Defensive Equity, February 3, 1992; Aggressive Growth, February 27, 1992; Real Estate Investment Trust, December 6, 1995; Fixed Income, March 12, 1996; High-Yield Bond, December 2, 1996; International Equity, February 4, 1992; Labor Select International Equity, December 19, 1995; Emerging Markets, April 14, 1997; Global Equity, October 15, 1997; Global Fixed Income, November 30, 1992; and International Fixed Income, April 11, 1997. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

2   DELAWARE POOLED TRUST o 1997 ANNUAL REPORT

Portfolio Objectives

The Defensive Equity Portfolio seeks a maximum long-term total return, consistent with reasonable risk. It seeks to achieve its objective through investments in stocks that, at the time of purchase, have dividend yields above the yield of the Standard & Poor's 500 Stock Index and that offer the potential for capital gains as well.

The Aggressive Growth Portfolio seeks maximum long-term capital growth. It seeks to achieve its objective by investing in stocks of smaller and medium-sized companies that offer, at the time of purchase, superior long-term growth potential.

The Real Estate Investment Trust Portfolio seeks to achieve a maximum long-term total return, with capital appreciation a secondary objective. The Portfolio will invest at least 65% of its assets in stocks of real-estate investment trusts.

The Fixed Income Portfolio seeks to achieve a maximum long-term total return, consistent with reasonable risk. It seeks to achieve its objective by investing in diversified investment-grade bonds, including U.S. government, mortgage-backed, corporate, and other fixed-income securities.

The High-Yield Bond Portfolio seeks high total return relative to other fixed-income investments. The Portfolio will be invested primarily in bonds rated B or higher by Standard & Poor's Rating Group or B3 or higher by Moody's Investors Service, Inc.

The International Equity Portfolio seeks to achieve a maximum long-term total return. It seeks to achieve its objective by investing primarily in the common stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. The Portfolio will be invested in equity securities that are considered undervalued, based on fundamental analysis.

The Labor Select International Equity Portfolio seeks to achieve a maximum long-term total return. It seeks to achieve its objective by investing primarily in the common stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. The Portfolio will be invested in equity securities that are considered undervalued, based on fundamental analysis, and that are compatible with certain investment policies or restrictions followed by organized labor.

The Emerging Markets Portfolio seeks to achieve long-term capital appreciation. It seeks to achieve its objective by investing primarily in the common stocks of issuers located or operating in emerging countries.

The Global Equity Portfolio seeks long-term growth of capital without undue risk to principal. It seeks to achieve its objective by investing in global securities that provide the potential for capital appreciation and income.

The Global Fixed Income Portfolio seeks to achieve current income, consistent with the preservation of investors' principal. It seeks to achieve its objective by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. Issuers of these securities will be organized, have a majority of their assets, or derive most of their operating income in at least three countries, one of which may be the United States.

The International Fixed Inc ome Portfolio seeks to achieve current income, consistent with the preservation of investors' principal. It seeks to achieve its objective by investing primarily in fixed-income securities of international (non-U.S.) markets that may also provide the potential for capital appreciation.

1997 ANNUAL REPORT o DELAWARE POOLED TRUST   3

Defensive Equity:
Markets Prove Both Turbulent and Resilient

The seemingly infallible stock market, as measured by the Standard & Poor's 500 Index, went 84 straight months without a 10% decline. It never made it to month #85. On October 27, the S&P 500 plummeted nearly 7%. That left the index down more than 10% from its 12-month high, signaling an official "correction." The Dow Jones Industrial Average witnessed a 7.2% drop on "Bloody Monday," bringing its total decline from August highs to 13.3%. Despite this disruption in the market, fiscal 1997 proved to be another exceptional year of performance for the 500 largest stocks in the U.S.; the S&P returned 32.08%. While The Defensive Equity Portfolio outperformed the index in the third quarter, it lagged the index for the year ending October 31 and posted a 26.73% return.

Interest rates not only remained low in 1997, but they continued to drop after a peak in April. Meanwhile, both inflation and unemployment levels remained uncharacteristically in synch-low, that is. In the half-dozen meetings the Federal Reserve Board held in 1997, only once did Mr. Greenspan raise rates-an important vote of confidence that he believes the economy is not overheating despite high valuations in stock prices.

Over the past 12 months, we have augmented our weighting in the banking/finance/insurance sector. This has benefited the portfolio's performance, as the consolidation trend in the banking and financial services industries has continued this year. Returns in this sector were fueled in part by mergers and acquisitions as well as share repurchases. Our consumer growth and capital goods sectors also posted strong numbers for the portfolio. Telecommunications and basic-industry stocks were among the poor-performing sectors for the period, and tempered returns.

We will continue to overweight the financial sector, where we expect earnings growth and dividends to be above average and where we believe the consolidation

Average Annual Total Return
Periods ending October 31, 1997
One Year             Five Years      Since Inception
 26.73%               20.69%           19.27%

Over the past 12 months, The Defensive Equity Portfolio has posted solid numbers in a volatile stock market

Growth of $10,000*

            The Defensive                                       The Defensive
          Equity Portfolio          S&P 500 Index              Equity Portfolio    S&P 500 Index
          ----------------          -------------              ----------------    -------------
   2/3/92     $10,000       1/31/92    $10,000           9/30/94    $14,381           $12,210
  6/30/92     $10,550                  $10,103          12/28/94    $14,026           $12,207
  9/30/92     $10,741                  $10,423           3/31/95    $15,425           $13,401
 12/31/92     $11,355                  $10,953           6/30/95    $16,486           $14,676
  3/31/93     $12,255                  $11,432           9/29/95    $17,776           $15,844
  6/30/93     $12,527                  $11,480          12/27/95    $18,712           $16,797
  9/30/93     $13,233                  $11,780           3/29/96    $19,799           $17,698
 12/30/93     $13,585                  $12,057           6/28/96    $20,166           $18,491
  3/31/94     $13,321                  $11,599           9/30/96    $21,021           $19,062
  6/20/94     $13,817                  $11,638          12/31/96    $22,353           $20,652
                                                         3/31/97    $23,090           $21,205
                                                         6/30/97    $26,534           $24,901
                                                         9/30/97    $28,860           $26,768
                                                        10/31/97    $27,509           $25,874



  * Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Standard & Poor's 500 Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment.


4 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT trend will persist. Our holdings will reflect our emphasis on pharmaceutical companies, whose high growth prospects and successful new drug approvals make this sector a dynamic area for solid returns, in our view. We also will favor the capital goods, consumer cyclical, basic-material, and energy sectors. The Portfolio will continue to reflect equities with above-average dividend yields that are bought at a discount to the market; the Portfolio will also remain broadly diversified across a number of sectors.

Portfolio Manager

George E. Deming

  *  Has managed the Portfolio since its inception
  *  Joined Delaware in 1978... previously at White,
     Weld & Co.
  *  Thirty years of investment experience
  *  Earned bachelor's degree at the University of Vermont
  * Earned master's degree in international affairs at the University of Pennsylvania's Wharton School
  *  Based in Philadelphia

=======================================================
Portfolio Profile

October 31, 1997

Total net assets  $81.1 million

Inception date  February 3, 1992

Asset composition (based on total net assets)
    Common stocks  95.7%
    Cash equivalents and other assets  4.3%

Number of holdings  64

Top 10 holdings
    1.     American Home Products
    2.     Baxter International
    3.     Summit Bancorp
    4.     Pitney Bowes
    5.     Imperial Chemical Industries
    6.     Bristol Myers Squibb
    7.     AON
    8.     Bank of Boston
    9.     BCE
    10.    Banc One

Industry composition

  Banking/finance/insurance 27.66%
  =============================================
  Healthcare/pharmaceuticals 12.44%
  ====================
  Energy 10.72%
  =================
  Chemicals 6.74%
  ==========
  Telecommunications 6.55%
  ==========
  Food/beverage/tobacco 3.79%
  =====
  Automobiles/automotive parts 3.49%
  =====
  Paper/forest products 3.13%
  ======
  Transportation/shipping 3.02%
  =====
  Electronics/electrical 3.00%
  ======
  Environmental services 2.83%
  ====
  Cable/media/publishing 1.89%
  ===
  Consumer products 1.71%
  ===
  Leisure/lodging/entertainment 1.53%
  ===
  Retail 1.53%
  ===
  Metals/mining 1.33%
  ==
  Aerospace/defense 1.08%
  ==
  Miscellaneous 3.23%
  ======
  Cash and other 4.33%
  ========

                                  1997 ANNUAL REPORT o DELAWARE POOLED TRUST   5

Aggressive Growth:
Wresting Returns From A Rebounding Market

Turn, turn, turn. That's what the stock market seemed to begin to do in May, rotating the market capitalization wheel until it found good values. The market leadership, dominated by blue chips for the past several years, shifted to smaller issues as earnings and growth prospects for those companies began to look more attractive. That recovery in the second half bolstered the Russell 2000 Index to a 29.33% return for fiscal 1997. However, the underperformance of the business services and healthcare sectors dragged down the performance of The Aggressive Growth Portfolio, which posted an 11.84% return for the same period.

The comeback story of small-cap stocks continued into the third quarter. The Russell 2000 Index turned heads with a 2.52% return in August alone, a month in which most major equity benchmarks posted negative numbers. The Russell 2000's third-quarter return was double that of the S&P 500, as earnings momentum trends continued to diverge between the two indexes. But even more intriguing is the end-of-quarter performance figures for the S&P 400 MidCap Index. That index of mid-cap stocks beat out the Russell 2000 and the S&P 500, returning 16.08% for the quarter and 31.16% year-to-date. Price/earnings multiples for small and mid-cap stocks became undervalued relative to those of the S&P 500, although it became harder in the third quarter to find the deep price discounts that were commonplace before the small-cap rally began in May. The increased liquidity from a steady flow of initial public offerings was easily absorbed by the demand for smaller issues.

Among other important factors driving the raging small-cap market were interest rates that continued to drop through the third quarter since their peak in April. Interest rates not only remained low in 1997, but they continued to drop after their April highs. Meanwhile, both inflation and unemployment levels remained uncharacteristically in synch-low, that is. In the half-dozen meetings the Federal Reserve Board held in 1997,

Average Annual Total Return
Periods ending October 31, 1997
---------------------------------------------------------
One Year             Five Years      Since Inception
 11.84%              14.70%             10.85%
---------------------------------------------------------

Over the past 12 months, The Aggressive Growth Portfolio has continued to climb in value amid varied overall market performance

Growth of $10,000*


           The Aggressive                                      The Aggressive
          Growth Portfolio    Russell 2000 Index              Growth Portfolio  Russell 2000 Index
          ----------------    ------------------              ----------------  ------------------
  2/27/92    $10,000                $10,000          9/30/94       $11,338           $12,660
  6/30/92    $ 8,400                $ 9,002         12/23/94       $10,315           $12,423
  9/30/92    $ 8,700                $ 9,260          3/31/95       $11,830           $12,996
 12/31/92    $10,137                $10,642          6/30/95       $12,438           $14,214
  3/31/93    $ 9,716                $11,097          9/30/95       $13,683           $15,618
  6/30/93    $10,147                $11,339         12/27/95       $14,031           $15,957
  9/30/93    $11,069                $12,330          3/29/96       $15,265           $16,772
 12/30/93    $11,379                $12,654          6/23/96       $16,256           $17,611
  3/31/94    $11,267                $12,318          9/28/96       $16,840           $17,672
  6/30/94    $10,418                $11,838         12/31/96       $16,333           $18,592
                                                     3/29/97       $15,008           $17,631
                                                     6/28/97       $16,937           $20,489
                                                     9/28/97       $18,721           $23,539
                                                    10/29/97       $17,947           $22,505

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Russell 2000 Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment.

 6   DELAWARE POOLED TRUST o 1997 ANNUAL REPORT
only once did Mr. Greenspan raise rates-an important vote of confidence that he believes the economy is not overheating despite high valuations in stock prices.

Over the past 12 months, we have increased our weighting in the technology and financial sectors. This has benefited the Portfolio's performance, as tech stocks led the way in the small and mid-cap rallies this year. Meanwhile, poor returns from select business services stocks in the second half, as well as weakness in the healthcare industry, tempered returns.

We will continue to overweight the consumer services and technology sectors, which we believe offer the best combination of value and growth potential. While we are gradually increasing our weighting in financial issues, we will keep most other areas near the benchmark.

=====================================================
Portfolio Manager

Gerald S. Frey
  *  Has managed the Portfolio since 1996
  *  Previous position: senior director at Morgan Grenfell Capital Management
  * Nearly 20 years of investment management experience
  *  Earned bachelor's degree from Bloomsburg University
  *  Earned MBA from Wilkes College
  *  Based in Philadelphia

=====================================================
Portfolio Profile

October 31, 1997

Total net assets  $10.3 million

Inception date  February 27, 1992

Asset composition (based on total net assets)
 Common stocks    89.9%
 Cash equivalents and other assets  10.1%

Number of holdings  77

Top 10 holdings
    1.   Philip Services
    2.   CompUSA
    3.   AES
    4.   Compuware
    5.   MedPartners
    6.   Health Management Associates (class A)
    7.   CUC International
    8.   Bed, Bath & Beyond
    9.   CMAC Investment
    10.  BMC Software

Industry composition

  Computers/technology 16.91%
  =============================================
  Retail 13.79%
  =====================================
  Healthcare/pharmaceuticals 12.06%
  ==================================
  Banking/finance/insurance 9.25%
  ============================
  Leisure/lodging/entertainment 7.82%
  =========================
  Environmental services 7.01%
  =====================
  Telecommunications 4.33%
  ===========
  Utilities 2.80%
  =========
  Energy 2.51%
  ======
  Textiles/apparel/furniture 2.23%
  =======
  Food/beverage/tobacco 1.95%
  ======
  Cable/media/publishing 1.52%
  ====
  Buildings/materials 1.01%
  ===
  Transportation/shipping 0.95%
  ===
  Automobiles/automotive parts 0.90%
  ==
  Electronics/electrical 0.47%
  =
  Miscellaneous 4.37%
  =============
  Cash equivalents and other assets 10.12%
  =================================

================================================================================


                                   1997 ANNUAL REPORT o DELAWARE POOLED TRUST  7

===============================================================================
Real Estate Investment Trust:
Capitalizing On A Less Efficient Market

The REIT market as measured by the NAREIT Equity REIT Index continued to soar in fiscal 1997. The Real Estate Investment Trust Portfolio soared even higher, returning 46.50% for the year ending October 31 and handily beating the index's 32.77% performance.

Our outperformance was due largely to our substantial weighting in the hotel and office/industrial sectors, which were the best performing industries for fiscal 1997. Stock selection also added significant value, as we are able to find and capitalize on what we see as inefficiencies in the REIT market. One such example in the office/industrial REIT category was Brandywine Realty, which returned 68.8% for fiscal 1997. Two of our picks in the hotel sector have also turned in impressive performances for the entire period: Starwood Lodging and Patriot American, which posted particularly dazzling returns for fiscal 1997 (106.9% and 92.8%, respectively). Those two REITs were our top two holdings, as of October 31.

Demand caught up with the flood of new issuance from the beginning of the year, as increased liquidity and solid fundamentals of the REIT market have attracted buyers from both dedicated REIT funds and other equity mutual funds.

Office, hotel, and diversified REITs have all performed well over the past year, while self-storage and retail sectors performed poorly. The valuation of REITs still remains attractive, particularly when compared with large-cap stocks. The NAREIT Equity REIT Index now has a yield advantage of roughly 400 basis points over the S&P 500. When you add in better earnings growth and lower multiples, REITs look very attractive when compared with blue-chip stocks.

Going forward, we plan to overweight the office/industrial and full-service hotel sectors, which have been among the top-performing areas year-to-date. We remain underweighted in retail and self-storage REITs. While there is currently a threat of overbuilding in self-storage, we believe this sector holds good return potential. There is

Average Annual Total Return
Periods ending October 31, 1997
---------------------------------------------
One Year                  Since Inception
 46.50%                     38.04%
---------------------------------------------
 The Real Estate Investment Trust has
outperformed the index each quarter since its inception in December of 1995

Growth of $10,000*

                                The Real Estate
NAREIT Equity                  Investment Trust
 REIT Index                        Portfolio
--------------                 ----------------
   $10,000   11/30/95              $10,000        12/6/95
   $10,165                         $10,330        12/27/95
   $10,284                         $10,562.3       1/31/96
   $10,227                         $10,633         2/25/96
   $10,280                         $10,693.6       3/29/96
   $10,545                         $10,663.3       4/30/96
   $10,682                         $10,956.1       5/31/96
   $10,762                         $11,269.1       6/28/96
   $11,186                         $11,249         7/31/96
   $11,381                         $11,824.5       8/30/96
   $11,719                         $12,157.8       9/30/96
   $12,253                         $12,612.1      10/31/96
   $13,526                         $13,228.1      11/29/96
   $13,678                         $13,692.7      12/31/96
   $13,650                         $15,033.5       1/31/97
   $13,622                         $15,238         2/28/97
   $13,248                         $15,499.4       3/31/97
   $13,638                         $14,954         4/30/97
   $14,301                         $15,442.6       5/30/97
   $14,742                         $16,340.3       6/30/97
   $14,707                         $17,215.2       7/31/97
   $15,991                         $17,249.3       8/29/97
   $15,559                         $18,942.5       9/30/97
   $15,559                         $18,476.6      10/31/97

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The NAREIT Equity REIT Index is an unmanaged index and a theoretical measure of the performance of real-estate investment trust stocks in aggregate rather than an actual available investment.

   Note: Funds such as The REIT Portfolio that concentrate investments in one industry may involve greater risks than more diversified funds, including a greater potential for volatility.

8 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT still opportunity for the industry to consolidate further; the ten largest self-storage REITs own only 16% of all storage facilities. One area of opportunity in the retail sector is on the West Coast, where the consolidation of retail centers in California and elsewhere looks favorable for retail REITs. With their particularly innovative management teams, diversified REITs also continue to demonstrate excellent return potential, in our opinion.


Portfolio Managers

===============================================================================
Steven R. Brody
  *  Has served as subadviser to the Portfolio since its inception
  * Oversees day-to-day operation of investment management unit of Lincoln National Corporation, Delaware's corporate parent
  *  Joined Lincoln in 1987
  *  Earned bachelor's degree at Miami University in Ohio
  *  Fellow of the Life Office Management Association
  *  Based in Fort Wayne

Lawrence T. Kissko
  *  Has served as subadviser to the Portfolio since its inception
  *  Joined Lincoln in 1983...previously at Union Mutual Life Insurance
     Company
  *  Earned bachelor's degree at Rensselaer Polytechnic Institute
  *  Earned MBA in finance at The State University of New York
  *  A chartered financial analyst
  *  Based in Fort Wayne

John F. Robertson
  *  Has been a subadviser to the Portfolio since its inception
  * Joined Lincoln in 1993...previously was a consultant with Ernst & Young's Special Services Group where he specialized in commercial real estate
  *  Earned bachelor's degree at Wabash College
  *  Earned MBA in finance and real estate at Indiana University
  *  Based in Fort Wayne

Babak Zenouzi
  * Has managed the Portfolio since its inception
  * Joined Delaware in 1992 as a quantitative analyst and was promoted to portfolio management
  * Formerly served as senior vice president, statistical reporting and analysis, at The Boston Company
  * Member of the National Association of Real Estate Investment Trusts
  * Based in Philadelphia

================================================================================
Portfolio Profile

October 31, 1997

Total net assets  $60.1 million

Inception date  December 6, 1995

Asset composition (based on total net assets)
    Common stocks  98.9%
    Cash equivalents and other assets  1.1%

Number of holdings  40

Top 10 holdings

    1.  Starwood Lodging Trust
    2.  Patriot American Hospitality
    3.  Vornado Realty Trust
    4.  Crescent Real Estate Equities
    5.  Apartment Investment & Management
    6.  Equity Office Properties Trust
    7.  Prentiss Properties Trust
    8.  Essex Property Trust
    9.  Equity Residential Properties
    10. Simon DeBartolo Group

Industry composition

  Office/industrial REITs 35.21%
  ======================================
  Hotel/diversified REITs 23.80%
  ================================
  Multifamily REITs 13.73%
  ===================
  Retail-strip center REITs 11.06%
  ===================
  Mall REITs 5.20%
  ========
  Manufactured-housing REITs 4.54%
  =====
  Self-storage REITs 3.67%
  ======
  Health-care REITs 1.66%
  ====
  Cash and other 1.13%
  ===

================================================================================


                                    1997 ANNUAL REPORT o DELAWARE POOLED TRUST 9

================================================================================
Fixed Income:
Keeping Pace With a Rally

As of October 31, interest rates dropped as bond prices rallied in the wake of the week of carnage that began with Bloody Monday. The yield on the 30-year Treasury bond ended fiscal 1997 at 6.14%. That was the culmination of a rally in the second half that helped The Fixed Income Portfolio post a 7.09% return for fiscal 1997, just 0.40 percentage points shy of the Lehman Brothers Government/Corporate Intermediate Bond Index.

Interest rates not only remained low in 1997, but they continued to drop after a peak in April. Meanwhile, both inflation and unemployment levels remained uncharacteristically in synch-low, that is. In the half-dozen meetings the Federal Reserve Board held in 1997, only once did Mr. Greenspan and the Fed raise rates-an important vote of confidence that he believes the economy is not overheating despite high valuations in stock prices. All of this made for a nice environment for bonds in the second half. The investment-grade bond market in general weathered the month of October particularly well, posting positive numbers in a month when all major equity benchmarks were stuck in negative territory. In general, it paid to take risks in the second half, as lower credit quality and longer durations posted the best returns.

We increased our weighting in collateralized mortgage obligations over the period. CMOs remain the largest sector weighting in the Portfolio (28.52%). We slightly decreased our exposure to corporate and mortgage-backed bonds, as we believe that only a minority of those securities are fairly priced now. Still, we will continue to selectively buy mortgage securities that offer above-average yields while still minimizing prepayment and credit risk. We continue to maintain an AA average credit quality in the Portfolio.

Average Annual Total Return
Periods ending October 31, 1997

------------------------------------------
One Year                  Since Inception
 7.09%                       6.84%
------------------------------------------
 Since its inception a year-and-a-half ago, The Fixed Income Portfolio has kept pace with the index and has outperformed at times
Growth of $10,000*

             The               Lehman Brothers
         Fixed Income       Government/Corporate
          Portfolio          Intermediate Index
         ------------       --------------------
  3/12/96  $10,000    3/29/96      $10,000
           $ 9,948    4/30/96      $ 9,913
           $ 9,929    5/31/96      $ 9,905
           $10,031    6/28/96      $10,011
           $10,062    7/31/96      $10,040
           $10,064    8/30/96      $10,048
           $10,219    9/30/96      $10,188
           $10,396   10/31/96      $10,368
           $10,522   11/29/96      $10,505
           $10,462   12/31/96      $10,438
           $10,514    1/31/97      $10,478
           $10,532    2/28/97      $10,498
           $10,460    3/31/97      $10,426
           $10,567    4/30/97      $10,548
           $10,644    5/30/97      $10,636
           $10,752    6/30/97      $10,733
           $10,969    7/31/97      $10,951
           $10,917    8/29/97      $10,896
           $11,036    9/30/97      $11,023
           $11,135   10/31/97      $11,145


* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of income and capital gains, as well as no reductions for taxes. The Lehman Brothers Government/Corporate Intermediate Bond Index is an unmanaged index and a theoretical measure of bond-market performance rather than an actual available investment.

10 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT

The Portfolio's objective of developing a long-term yield advantage to its benchmark necessitates that we emphasize non-Treasury sectors. We believe that short-term price fluctuations (either up or down) will cancel out over the long term, but the yield advantage will remain.

Portfolio Manager
Gary A. Reed
  *  Has managed the Portfolio since its inception
  *  Joined Delaware in 1989
  * Formerly served as vice president and manager of the fixed-income department at Irving Trust Company
  *  Eighteen years of investment experience
  *  Earned a bachelor's degree at the University of Chicago
  *  Earned a master's degree in economics at Columbia University
  *  Based in Philadelphia

================================================================================
Portfolio Profile

October 31, 1997
Total net assets  $30.4 million

Inception date  March 12, 1996

Number of holdings  73

Top 10 holdings

    1.  U.S. Treasury Notes, 6.375%, 1/15/00
    2.  U.S. Treasury Notes, 5.875%, 2/15/00
    3.  Government National Mortgage Association,
        6.50%, 11/01/27
    4.  Federal National Mortgage Association,
        7.50%, 2/01/27
    5.  Government National Mortgage Association,
        6.50%, 12/15/23
    6.  Residential Funding Mortgage Securities Series
        96-S9 A10, 7.25%, 4/25/26
    7.  Government National Mortgage Association,
        6.50%, 1/15/24
    8.  U.S. Treasury Notes, 6.375%, 8/15/02
    9.  Federal Home Loan Mortgage Corporation Series
        29E, 6.50%, 6/25/20
    10. NationsCredit Grantor Trust Series 97-2 A1,
        6.35%, 4/15/14

Asset composition (based on total net assets)

  Collateralized mortgage obligations 28.52%
  ===============================================================
  Treasury bonds 22.81%
  ===================================
  Corporate bonds 17.87%
  ============================
  Asset-backed bonds 14.90%
  =========================
  Mortgage-backed bonds 13.20%
  ======================
  Municipal bonds 2.12%
  ===
  Cash equivalents and other assets 0.58%
  =
--------------------------------------------------------------------------------

                                   1997 ANNUAL REPORT o DELAWARE POOLED TRUST 11

================================================================================
High-Yield Bond:
Lower-Quality Issues Lead the Pack

The High-Yield Bond Portfolio returned 17.92% in its first 11 months of operation, beating its benchmark by nearly six whole percentage points. The high-yield market as measured by the Salomon Brothers High-Yield Cash Pay Index posted an 11.96% return for the period.

Factors influencing the performance of the Portfolio included a strong economy, low credit risk, and our emphasis on B-rated securities. Record new issuance has been a consistent theme since the Portfolio's inception date in December of 1996; according to Bear Stearns, new high-yield issuance totals well over $75 billion thus far for 1997. That new issuance was absorbed by strong retail and institutional demand. Solid profit margins and cash flows helped high-yield issues deliver solid returns for the quarter. The near 12% return of the index for the period also reflected a low level of default rates and credit losses. Despite the fact that many companies are reporting slower-than-expected earnings growth, good fundamentals persist and the quality of the high-yield universe has continued to rise. Roughly 50% of the market is now rated BB or better.

Lower quality securities racked up the highest returns during the period. The more junior the bond and the longer its duration, the better it performed. The Portfolio benefited greatly from an overweighting in B-rated securities (roughly 80% of holdings, as of October 31), which generally outperformed BB bonds. The Portfolio's performance got an added boost due to our heavy concentration of new issues, which typically have longer durations than the market.

We plan to maintain a quality bias in the Portfolio, keeping an emphasis on Bs provided the economy remains strong and credit quality remains high. The Portfolio will continue to de-emphasize cyclical issues, such as chemicals, paper, and automobiles. We feel that at this

Total Return

For the period December 2, 1996-October 31, 1997
17.92%

In its first nine months of operation, The High-Yield Bond Portfolio has significantly outperformed the high-yield market in aggregate

Growth of $10,000*
                                 Salomon Brothers
          The High-Yield         High-Yield Cash
          Bond Portfolio            Pay Index
          --------------         ----------------
 12/2/96      $10,000                $10,000
 12/31/96     $10,125                $10,075
  1/31/97     $10,326                $10,153
  2/28/97     $10,640                $10,314
  3/31/97     $10,447                $10,231
  4/30/97     $10,528                $10,317
  5/30/97     $10,877                $10,513
  6/30/97     $11,114                $10,682
  7/31/97     $11,321                $10,917
  8/29/97     $11,342                $10,931
  9/30/97     $11,697                $11,101
 10/31/97     $11,792                $11,196


  * Past performance is not necessarily indicative of future results. Total return assumes reinvestment of income and capital gains, as well as no reductions for taxes. The Salomon Brothers High-Yield Cash Pay Index is an unmanaged index and a theoretical measure of bond-market performance rather than an actual available investment.

12 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT point in the economic cycle, the next major turn will probably be downward in these areas. We will continue to underweight the cable/TV sector as well.

Portfolio Managers
Paul Matlack
  *  Has managed the Portfolio since its inception
  *  Joined Delaware in 1989
  * Previously served as a loan officer in Mellon's Corporate Lending Division and in the Special Industries Group at Provident National Bank
  *  Graduate of the University of Pennsylvania
  *  Earned an MBA in finance from George Washington University
  *  CFA charterholder
  *  Based in Philadelphia

Gerald T. Nichols
  *  Has managed the Portfolio since its inception
  *  Joined Delaware in 1989
  * Previously an investment officer for a merchant banking firm with interests in the insurance and thrift industries
  * Graduate of the University of Kansas with a master's degree in finance and a bachelor's degree in business administration
  *  CFA charterholder
  *  Based in Philadelphia

================================================================================

Portfolio Profile

October 31, 1997

Total net assets  $11.3 million

Inception date  December 2, 1996

Number of holdings  43

Top 10 holdings

    1.   Chemical Leaman, 10.375%, 6/15/05
    2.   Portola Packaging, 10.75%, 10/1/05
    3.   Collins & Aikman, 10.00%, 1/15/07
    4.   Atrium, 10.50%, 11/15/06
    5.   Pen-Tab Industries, 10.875%, 2/1/07
    6.   Trump Atlantic City, 11.25%, 5/1/06
    7.   Hydrochem Industrial Services, 10.375%, 8/1/07
    8.   Insilco, 10.25%, 8/15/07
    9.   Dyersburg, 9.75%, 9/1/07
    10.  Doskocil Manufacturing, 10.125%, 9/15/07

Industry composition

  Buildings/materials 12.65%
  ====================================================
  Consumer products 11.97%
  ================================================
  Energy 11.43%
  =========================================
  Leisure/lodging/entertainment 8.26%
  ==================================
  Electronics/electrical equipment 7.33%
  ================================
  Chemicals 6.50%
  =======================
  Packaging/containers 6.18%
  =========================
  Telecommunications 5.88%
  ======================
  Food/beverage/tobacco 4.24%
  ==================
  Transportation/shipping 4.13%
  =================
  Textiles/apparel/furniture 4.11%
  ====================
  Environmental services 3.21%
  ============
  Retail 2.29%
  ==========
  Aerospace/defense 2.26%
  =========
  Metals/mining 2.06%
  ========
  Computers/technology 1.03%
  ===
  Cable/media/publishing 0.04%
  =
  Miscellaneous 3.27%
  =============
  Cash equivalents and other assets 3.16%
  =============

-------------------------------------------------------------------------------

                                   1997 ANNUAL REPORT o DELAWARE POOLED TRUST 13

===============================================================================
International Equity:
Excelling in a Turbulent Market

For the year ended October 31, 1997, The International Equity Portfolio continued its tradition of superior performance in spite of turbulent world markets by posting a gain more than double that of the Morgan Stanley Capital International EAFE Index. The Portfolio's 11.01% return for fiscal 1997 bested the index by 6.1 percentage points.

Several factors contributed to the Portfolio's outperformance:

* Our underweighting (in relation to the EAFE Index weighting) of poorly-performing markets in the Far East. As the currency crisis that began in Thailand spread to other Asian economies in the second and third quarters of this year, our underweighting or avoidance altogether of Far East markets benefited the Portfolio's overall performance. This was especially true in view of the worldwide market declines witnessed in October. While the EAFE Index posted a 7.7% drop in U.S. dollar terms for October alone, markets in Hong Kong, Malaysia, Thailand, and Taiwan dropped more than 20% and Korea more than 30% that same month. Currencies in the Far East continue to weaken against the U.S. dollar. Our low exposure to those markets, as well as our underweighting in what the manager believes to be an overvalued Japanese market-which fell over 18% during the year-contributed significantly to the Portfolio's outperformance of the EAFE Index. Our overweighted position in Australasia also contributed positively to performance.

* Our overweighting in the United Kingdom market and select markets in Continental Europe; the UK market rose 29% over the fiscal year, which helped the overall performance of the Portfolio. With over 27% of assets invested in that market, the UK is significantly overweighted versus the index's weight of 20%. As the European Monetary Union draws closer to reality, the economic environment across Europe has generally

Average Annual Total Return
Periods ending October 31, 1997
------------------------------------------------------
One Year             Five Years      Since Inception
 11.01%               14.66%           11.85%
------------------------------------------------------

The International Equity Portfolio has continued to outperform the index in fiscal 1997 despite the recent turmoil in many international markets Growth of $10,000*

              Morgan Stanley
           Capital International          The International
                EAFE Index                 Equity Portfolio
           ---------------------         --------------------
  1/31/92        $10,000          2/4/92       $10,000
  6/30/92        $ 9,195                       $10,189
  9/30/92        $ 9,334                       $ 9,858
 12/31/92        $ 8,974                       $ 9,959
  3/31/93        $10,050                       $11,014
  6/30/93        $11,060                       $11,283
  9/30/93        $11,794                       $12,074
 12/30/93        $11,896                       $12,918
  3/31/94        $12,312                       $13,035
  6/30/94        $12,941                       $13,204
  9/30/94        $12,953                       $13,544
 12/28/94        $12,821                       $13,306
  3/31/95        $13,060                       $13,668
  6/30/95        $13,155                       $13,910
  9/29/95        $13,704                       $14,737
 12/27/95        $14,258                       $15,124
  3/29/96        $14,671                       $15,942
  6/28/96        $14,903                       $16,381
  9/30/96        $14,884                       $16,809
 12/31/96        $15,121                       $17,702
  3/31/97        $14,884                       $18,680
  6/30/97        $16,816                       $20,759
  9/30/97        $16,697                       $20,735
 10/31/97        $15,418                       $19,021

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Morgan Stanley Capital International EAFE Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

14 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT improved; this has led to a better environment for improved corporate profitability. The Portfolio benefited from overweightings in select European markets such as Belgium, the Netherlands, and Spain, as well as in the UK.

On the downside, low exposure to rising European markets such as Denmark, Switzerland, and Finland also detracted from performance.

Our emphasis on individual security selection continues to be a key strategy in attempting to outperform the market as a whole (as measured by the EAFE Index). The Portfolio's emphasis on identifying stocks which are attractively valued relative to the index is a strategy that can offer a particular advantage in tumultuous international markets, in our view.

We expect to continue overweighting select markets in the United Kingdom, Continental Europe, and Australasia. Our exposure to the Asian markets is concentrated in Hong Kong and Singapore, which we believe to be better positioned to withstand the current turmoil.

We will continue to use currency management as part of our investment process, and will institute hedging on a defensive basis when appropriate.

================================================================================
Portfolio Manager

Timothy W. Sanderson

  *  Has managed the Portfolio since its inception

  *  Joined Delaware in 1990

  * Previously was analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd., where he managed international institutional portfolios

  *  Seventeen years of investment experience

  *  Graduate of University College, Oxford, England

  *  Based in London

=================================================
Portfolio Profile

October 31, 1997

Total net assets  $500.2 million

Inception date  February 4, 1992

Asset composition (based on total net assets)
    Common stocks  92.8%
    Cash equivalents and other assets  7.2%

Number of holdings  54

Top 10 holdings
    1.  Electrabel (Belgium)
    2.  Great Universal Stores (U.K.)
    3.  Bass (U.K.)
    4.  Boots Company (U.K.)
    5.  Siemens (Germany)
    6.  West Japan Railway (Japan)
    7.  Telecom Corp. of New Zealand (New Zealand)
    8.  NAB (Australia)
    9.  Glaxo Wellcome (U.K.)
    10. British Airways (U.K.)

Geographic composition

  United Kingdom 27.32%
  =======================================================
  Japan 13.89%
  =============================
  Australia 10.38%
  ==================
  Germany 8.32%
  =============
  France 7.97%
  =============
  Netherlands 6.67%
  =============
  Spain 4.93%
  ========
  New Zealand 3.82%
  =======
  Belgium 3.24%
  ======
  Hong Kong 2.61%
  ===
  Malaysia 1.17%
  ==
  Philippines 0.93%
  ==
  Indonesia 0.64%
  ==
  Singapore 0.58%
  ==
  South Korea 0.33%
  =
  Cash and other 7.20%
  ==============

--------------------------------------------------------------------------------

                                   1997 ANNUAL REPORT o DELAWARE POOLED TRUST 15

===============================================================================
Labor Select International Equity:
Producing Exceptional Returns Amidst Turmoil

The Labor Select International Equity Portfolio posted a return in excess of 16% for fiscal 1997, beating the Morgan Stanley Capital International EAFE Index's 4.9% return by more than 11 percentage points.

Several factors contributed to the Portfolio's outperformance:

o Our underweighting (in relation to the EAFE Index weighting) of poorly-performing markets in the Far East. As the currency crisis that began in Thailand spread to other Asian economies in the second and third quarters of this year, our underweighting or avoidance altogether of Far East markets benefited the Portfolio's overall performance.

The Labor Select International Equity Portfolio focuses on markets which do not appear on the AFL-CIO's banned list and are deemed to be non-emerging. Avoidance of this volatile list of Asian and Latin American markets was a positive. Japan--still the dominant market in the Asian region--had another bad year, falling more than 15% in US dollar terms. Our stocks in Japan outperformed the market. This fact, together with a significantly underweight position, contributed to our outperformance.

o Our heavily overweight position in the United Kingdom was a major positive. The market rose over 25% in local ters with the currency appreciating against the dollar. Other European markets were fertile ground for us over the year. Exposure to Belgium (29% local return), Spain (58%), Germany (42%), Netherlands (52%), and France (27%) added significantly to returns. During the year, these markets were adversely affected by weak currencies against the US dollar. Some of your Deutschmark, French Franc, Belgium Franc, and Dutch Guilder exposure was hedging during the year. This protected the Portfolio from some of this currency weakness.

Average Annual Total Return
Periods ending October 31, 1997
---------------------------------------------
 One Year                  Since Inception
  16.01%                     18.28%
---------------------------------------------


Over the past 12 months, The Labor Select International Portfolio has widened its performance advantage over the index

Growth of $10,000*

              The Labor Select                                Morgan Stanley
               International                               Capital International
             Equity Portfolio                                   EAFE Index
          ----------------------                           ---------------------
                $10,000          12/19/95         12/30/95       $10,000
                $10,240          12/27/95         12/27/95       $10,041.1
                $10,450.2         1/31/96          1/31/96       $10,075
                $10,630.4         2/28/96          2/28/96       $10,289
                $10,820.6         3/29/96          3/29/96       $10,588.1
                $11,061.5         4/30/96          4/30/96       $10,393.3
                $11,031.4         5/31/96          5/31/96       $10,451.8
                $11,031.5         6/28/96          6/28/96       $10,146.3
                $10,950.9         7/31/96          7/31/96       $10,168.5
                $11,172.4         8/30/96          8/30/96       $10,438.7
                $11,544.8         9/30/96          9/30/96       $10,331.9
                $11,797.1        10/31/96         10/31/96       $10,743.1
                $12,483.3        11/29/96         11/29/96       $10,604.6
                $12,200.8        12/31/96         12/31/96       $10,233.4
                $12,357.8         1/31/97          1/31/97       $10,401.2
                $12,619.3         2/28/97          2/28/97       $10,438.7
                $12,839           3/31/97          3/31/97       $10,494
                $12,954.4         4/30/97          4/30/97       $11,177.1
                $13,625.7         5/30/97          5/30/97       $11,793
                $14,034.9         6/30/97          6/30/97       $11,984.1
                $14,392.3         7/31/97          7/31/97       $11,088.9
                $13,793.1         8/29/97          8/29/97       $11,709.8
                $14,602.6         9/30/97          9/30/97       $10,812.9
                $13,686          10/31/97         10/31/97       $10,812.9

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Morgan Stanley Capital International EAFE Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.


16 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT

o Our significant exposure in Australia and New Zealand was a negative over the year. Both local markets and currencies were affected by the negative sentiment towards natural resources and commodities. The Portfolio's investments were focused in the industrial sector; despite moderate market returns, this ensured that we added value through stock selection.

o Lack of investments in Scandinavia and Switzerland, which were very strong, was a detractor from stronger performance.

Our emphasis on individual security selection continues to be a key strategy in attempting to outperform the international index as a whole. The Portfolio's emphasis on stocks with above-average dividend yields and low price/earnings multiples (versus those of the index) is a strategy that can offer a particular advantage in tumultuous international markets, in our view.

We expect to continue overweighting select markets in the United Kingdom, Continental Europe, and Australasia while underweighting the overvalued Japanese equity market. At this time, we have no hedges out of international currencies back into the US dollar. A period of US dollar strength since mid-1995 means that most key international currencies are fairly valued against the US dollar.

========================================================
Portfolio Manager

Clive A. Gillmore

  *  Has managed the Portfolio since its inception
  *  Joined Delaware in 1990
  * Previously was Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd
  *  Fourteen years of investment experience
  *  Graduate of Warwick University, England
  *  Based in London

=========================================================
Portfolio Profile

October 31, 1997

Total net assets  $50.9 million

Inception date  December 19, 1995

Asset composition (based on total net assets)
    Common stocks  87.5%
    Cash equivalents and other assets  12.5%

Number of holdings  44

Top 10 holdings
    1.   GKN (U.K.)
    2.   Boots (U.K.)
    3.   Bass (U.K.)
    4.   Electrabel (Belgium)
    5.   Elf Aquitaine (France)
    6.   Royal Dutch Petroleum (Netherlands)
    7.   Glaxo Wellcome (U.K.)
    8.   Alcatel Alsthom (France)
    9.   Bayer (Germany)
    10.  West Japan Railway (Japan)

Geographic composition


  United Kingdom 28.73%
  ========================================================
  Japan 11.68%
  ======================
  Australia 11.04%
  ====================
  Germany 8.38%
  ============
  France 7.82%
  ============
  Netherlands 7.18%
  =============
  Spain 6.11%
  =========
  New Zealand 3.33%
  =====
  Belgium 3.25%
  ======
  Cash and other 12.48%
  =====================
--------------------------------------------------------------------------------

                                   1997 ANNUAL REPORT o DELAWARE POOLED TRUST 17

Emerging Markets:
Looking to Europe, Latin America

For the period April 14-October 31, 1997 (since the Portfolio's inception), The Emerging Markets Portfolio returned (8.0)%, outperforming the Morgan Stanley Capital International Emerging Markets Free Index's (17.4)% return.

As the currency crisis that began in Thailand spread to other Asian economies in the second and third quarters of this year, our substantial underweighting of Far East markets benefited the Portfolio's overall performance. The MSCI Emerging Markets Free Index posted a 9.4% drop in U.S. dollar terms in the third quarter. But each geographic region had distinctly divergent performance: Europe and the Middle East rose 10.3% and Latin America returned 4.1%, but Asia dipped 25.2% in that quarter. In October alone, markets in Hong Kong, Malaysia, Thailand, and Taiwan dropped more than 20% and Korea more than 30%. Currencies in the Far East continue to weaken against the U.S. dollar. Our low exposure to those markets contributed significantly to the Portfolio's outperformance of the index.

Our heavy European weightings in Greece and Turkey paid off, as those markets returned about 15% each in the third quarter. And Russia's 18% third-quarter return in particular helped keep the Portfolio's performance ahead of the index's. Our second-largest weighting--Mexico--posted a 21.5% return for the quarter.

Our emphasis on individual security selection continues to be a key strategy in attempting to outperform the market as a whole. The Portfolio's emphasis on stocks with low price/earnings multiples (versus those of the index) is a strategy that can offer a particular advantage in tumultuous international markets, in our view.

We expect to continue overweighting select markets in Europe, especially Russia, Greece, and Hungary. At the same time, we anticipate maintaining a full weighting in Latin America, with a slight underweighting in Brazil.

Total Return
For the period April 14-October 31, 1997
(8.00)%

The Emerging Markets Portfolio has managed to significantly outperform the index in its first six months, a tough time for emerging markets in aggregate

Growth of $10,000*

                    Morgan Stanley
                Capital International         The Emerging
                  Emerging Markets               Markets
                      Free Index                Portfolio
              ------------------------        ------------
    4/30/97           $10,018                    $10,000       4/14/97
    5/30/97           $10,304                    $10,570
    6/30/97           $10,855                    $11,190
    7/31/97           $11,017                    $11,230
    8/29/97           $ 9,616                    $10,290
    9/30/97           $ 9,882                    $10,790
   10/31/97           $ 8,261                    $ 9,200

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.



18 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT

We plan to take advantage of new value opportunities in Asia, increasing our position to a market weighting or overweighting in select Asian markets; our target weighting in China is now 7%, versus the index's 5% weight. We also expect to increase our weighting in Malaysia and Indonesia. Korea is one market we expect to continue underweighting and possibly reduce our position even further.

==============================================
Portfolio Managers
Robert Akester
  *  Has managed the Portfolio since its inception
  *  Joined Delaware in 1996
  *  Previously was a Director of Hill Samuel Investment Advisers Ltd
  *  Twenty-seven years of investment experience
  * Earned a bachelor's degree in Statistics and Economics from University College, London
  * Associate of the Institute of Actuaries, with a certificate in Finance and Investment
  *  Based in London

Clive A. Gillmore
  *  Has managed the Portfolio since its inception
  *  Joined Delaware in 1990
  * Previously was Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd
  *  Fourteen years of investment experience
  *  Graduate of Warwick University, England
  *  Based in London

================================================================================
Portfolio Profile

October 31, 1997

Total net assets  $18.6 million

Inception date  April 14, 1997

Asset composition (based on total net assets)
    Common stocks  92.6%
    Cash equivalents and other assets  7.4%

Number of holdings  80

Top 10 holdings
    1.   Philippine Long Distance Telephone Company ADR (Philippines)
    2.   Tata Engineering & Locomotive GDR (India)
    3.   Vitro S.A. ADR (Mexico)
    4.   Rothmans of Pall Mall Berhad (Malaysia)
    5.   Petronas Dagangan Berhad (Malaysia)
    6.   Compania Anonima Nacional Telefonos de Venezuela (Venezuela)
    7.   Telecommunicacoes Brasileiras S.A. ADR (Brazil)
    8.   The India Fund (India)
    9.   Telefonos de Mexico S.A. (Mexico)
    10.  Elektrim Spolka Akcyjna (Poland)

Geographic composition

  Brazil 10.40%
  ===============================================
  Mexico 8.90%
  ====================================
  Malaysia 7.39%
  ===============================
  Hong Kong 6.60%
  ============================
  India 5.99%
  =========================
  South Africa 5.30%
  ====================
  Peru 5.21%
  ====================
  Chile 4.86%
  ===================
  Argentina 4.19%
  ================
  Russia 3.56%
  ================
  Turkey 3.55%
  ============
  Israel 3.25%
  ============
  Indonesia 3.21%
  =============
  Greece 2.96%
  ===========
  Philippines 2.72%
  ============
  Thailand 2.49%
  =========
  Taiwan 2.25%
  =========
  Hungary 2.21%
  =========
  Venezuela 2.10%
  =========
  Poland 2.03%
  ========
  South Korea 1.68%
  ====
  Egypt 0.98%
  ==
  Slovenia 0.47%
  ==
  Luxembourg 0.33%
  =
  Cash and other 7.37%
  ============================


                                   1997 ANNUAL REPORT o DELAWARE POOLED TRUST 19

================================================================================
Global Equity:
Weightings Buoy Performance

Despite tempestuous world markets, The Global Equity Portfolio weathered this volatility relatively well in its first two weeks of operation. The Portfolio posted a return of (4.47)%, as compared with the Morgan Stanley Capital International World Index's (5.28)% return for the same period. Of course, in light of the extremely short reporting period, such performance may not be representative of longer-term results.

The recent investment environment has been marked by a significant dichotomy of returns. Markets in North America and Europe have continued to show strong returns, buoyed respectively by continued strong corporate profitability and early indications of economic recovery. In the Pacific, the financial crisis in Japan has continued to undermine economic growth while the devaluation of Asian currencies has resulted in a significant deterioration in value throughout Asia.

Against that background, our investment strategy for the Portfolio has three key elements. We are underweighting the two major world markets--the United States and Japan. We believe investors have more than priced in continued strong growth in the US market. The Japanese market, on the other hand, is expecting future levels of profitability much higher than can reasonably be expected. In their place, we are significantly overweighting those markets we believe to be significantly undervalued: the United Kingdom, Australia, and New Zealand. The strong economic growth, high levels of profitability, and reasonable valuations make the UK our second largest geographic weighting and largest overweightingan attractive market. We are taking a selective approach to markets in the Pacific Basin and Continental Europe where we can identify stocks with attractive valuations and a reasonable risk profile.

Total Return
For the period October 15-October 31, 1997
------------------------------------------
(4.47)%
------------------------------------------
Having commenced operations in a
month marked by volatile global returns, The Global Equity Portfolio's performance still kept ahead of its benchmark

Growth of $10,000*

           The Global Equity
               Portfolio
           -----------------
               $10,000          10/15/97
               $10,000          10/16/97
               $10,000          10/17/97
               $ 9,964          10/20/97
               $10,058          10/21/97
               $10,000          10/22/97
               $ 9,800          10/23/97
               $ 9,706          10/24/97
               $ 9,412          10/27/97
               $ 9,259          10/28/97
               $ 9,576          10/29/97
               $ 9,459          10/30/97
               $ 9,553          10/31/97

Note: Due to the short reporting period, comparable information on the MSCI
      World Index is not available.**

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, as well as no reductions for taxes. The Morgan Stanley Capital International World Index is an unmanaged index and a theoretical measure of stock-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.



** See page 2 for the Morgan Stanley Capital International World Index's return for the month of October.

20 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT

===============================================================================
Portfolio Managers

Robert L. Arnold

  *  Has served as a subadvisor to the Portfolio since its inception
  * Furnishes recommendations, asset allocation advice, research, and other services with respect to U.S. securities
  *  Joined Delaware in 1992
  *  Previously a planning analyst with Chemical Bank in New York
  * Earned a bachelor's degree from Carnegie Mellon University and an MBA from the University of Chicago
  *  Based in Philadelphia

Elizabeth A. Desmond
  *  Has managed the Portfolio since its inception
  *  Joined Delaware International in 1991
  * Previously was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd.
  * Graduate of Wellesley College and the masters program in East Asian studies at Stanford University
  *  CFA charterholder
  *  Based in London

================================================================================
Portfolio Profile

October 31, 1997

Total net assets  $2.9 million

Inception date  October 15, 1997

Asset composition (based on total net assets)
    Common stocks  96.4%
    Cash equivalents and other assets  3.6%

Number of holdings  57

Top 10 holdings
    1.    GKN (U.K.)
    2.    Boots (U.K.)
    3.    Glaxo Wellcome (U.K.)
    4.    Electrabel (Belgium)
    5.    Siemens (Germany)
    6.    Powergen (UK)
    7.    Bass (U.K.)
    8.    CSR Limited (Australia)
    9.    Chase Manhattan (US)
    10.   Taylor Woodrow (UK)

Geographic composition

  United States 36.18%
  ==================================================
  United Kingdom 22.41%
  ==========================
  Australia 8.31%
  ============
  Germany 6.63%
  ========
  France 5.49%
  =======
  Japan 3.89%
  =====
  New Zealand 3.32%
  ====
  Belgium 2.74%
  ====
  Spain 2.01%
  ===
  Hong Kong 1.65%
  ==
  Netherlands 1.50%
  ==
  Singapore 1.08%
  ==
  Malaysia 0.75%
  =
  Indonesia 0.48%
  =
  Cash and other 3.56%
  =====
--------------------------------------------------------------------------------

                                   1997 ANNUAL REPORT o DELAWARE POOLED TRUST 21

===============================================================================
Global Fixed Income:
Providing Steady Returns

For the year ended October 31, the Global Fixed Income Portfolio returned 5.59%. That far surpassed the return of the Salomon Brothers World Government Bond Index, which posted a 2.62% return.

World bond markets in the aggregrate have had a good year, with the Salomon Brothers World Government Bond Index up 8.7% in local currency terms. However, returns to a dollar based investor have been eroded by a stronger US dollar. All major bond markets have seen prices rise over the last twelve months. Inflation has remained subdued around the world, even in the United States which is at a late stage in economic expansion. European bond markets have continued to benefit from the move towards currency union; EMU is likely to go ahead next year with most European Union countries participating.

The US dollar has had a strong year with only the British pound matching it's performance. Consequently overseas bonds have generally done less well in US terms than domestic US debt. Our strategy of hedging European, New Zealand, and Canadian currency exposure into the US dollar was positive for our performance.

These hedges have been gradually reduced over the year as the dollar rose back up from undervalued levels.

As well as positive contributions from currency management, bond market choice has also added to returns. The Portfolio has increased exposure to US dollar bonds over the period to nearly match that of the index. Overweighted exposure to Canadian bonds on a currency-hedged basis also added to performance, as have selective moves in the European markets.

Going forward, the Portfolio remains strongly underweighted in Japan where real yields are now very low. We also expect to overweight the dollar bloc markets of Canada and new Zealand where real yields are relatively attractive.

Average Annual Total Return
Periods ending October 31, 1997
---------------------------------------------
One Year                  Since Inception
 5.59%                       11.75%
---------------------------------------------
The Global Fixed Income Portfolio has widened its margin of outperformance versus the index over the past fiscal year, thanks to active management of securities and currencies

Growth of $10,000*

          Salomon Brothers
          World Government  The Global Fixed
            Bond Index      Income Portfolio
          ----------------  ----------------
 11/30/92     $10,000           $10,000
 12/31/92     $10,060           $10,110
  3/31/93     $10,596           $10,750
  6/30/93     $10,905           $11,099
  9/30/93     $11,399           $11,540
 12/30/93     $11,393           $11,963
  3/30/94     $11,394           $11,927
  6/30/94     $11,470           $11,629
  9/30/94     $11,604           $11,829
 12/30/94     $11,661           $12,196
  3/30/95     $12,935           $12,357
  6/30/95     $13,625           $13,058
  9/30/95     $13,482           $13,853
 12/30/95     $13,880           $14,467
  3/30/96     $13,620           $14,700
  6/30/96     $13,675           $15,102
  9/30/96     $14,050           $15,856
 12/31/96     $14,384           $16,495
  3/31/97     $13,789           $16,300
  6/30/97     $14,207           $16,800
  9/30/97     $14,388           $17,076
 10/31/97     $14,687           $17,277


* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of income and capital gains, as well as no reductions for taxes. The Salomon Brothers World Government Bond Index is an unmanaged index and a theoretical measure of bond-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

22 DELAWARE POOLED TRUSTT o 1997 ANNUAL REPORT

================================================================================
Portfolio Manager
Ian G. Sims
  *  Has managed the Portfolio since its inception
  *  Joined Delaware in 1990
  * Formerly was a senior fixed-income and currency manager at Hill Samuel Investment Advisers Ltd.
  * Graduate of the University of Leicester and holds postgraduate degree in statistics from the University of Newcastle-Upon-Tyne in the United Kingdom
  *  Based in London
================================================================================
Portfolio Profile

October 31, 1997

Total net assets  $431.1 million

Inception date  November 30, 1992

Asset composition (based on total net assets)
    Government bonds  75.6%
    Corporate bonds  14.1%
    Agency & Supranational bonds  6.1%
    Cash  4.2%

Number of holdings  57

Top 10 holdings
    1.   U.S. Treasury Notes, 6.25%, 2/15/03
    2.   Netherlands Government, 8.25%, 9/15/07
    3.   U.S. Treasury Notes, 7.50%, 11/15/01
    4.   U.S. Treasury Notes, 6.125%, 7/31/00
    5.   Netherlands Government, 9.00%, 5/15/00
    6.   U.S. Treasury Notes, 7.875%, 11/15/04
    7.   Government of New Zealand, 8.00%, 4/15/04
    8.   Government of Canada, 10.25%, 3/15/14
    9.   Italian Government, 9.50%, 2/01/01
    10.  Government of New Zealand, 8.00%, 11/15/06

Geographic composition

  United States 27.22%
  =============================================
  Germany 13.12%
  ====================
  Netherlands 11.56%
  ===================
  New Zealand 8.54%
  ==============
  Canada 8.06%
  ============
  Japan 6.84%
  ===========
  Italy 5.54%
  ==========
  United Kingdom 5.53%
  ==========
  Sweden 2.87%
  =====
  Spain 2.66%
  ====
  Denmark 1.92%
  ===
  Cash and other 6.14%
  ============

--------------------------------------------------------------------------------

                                   1997 ANNUAL REPORT o DELAWARE POOLED TRUST 23

===============================================================================
International Fixed Income:
Strong Local Returns Fight Weak Currencies

For the period April 11 to October 31, the International Fixed Income Portfolio returned 7.11%. That compares with a return for the same period on the Salomon Brothers Non-US World Government Bond Index of 5.34%.

World bond markets have had a good six-and-a-half months, with the Salomon Brothers Non-US World Government Bond Index up over 5% in local currency terms and up 7% in dollar terms. Most major bond markets have seen prices rise over the last few months. Inflation has remained subdued around the world, even in the United States which is at a stage in economic expansion. European bond markets have continued to benefit from the move towards currency union; EMU is likely to go ahead next year with most European Union countries participating.

The US dollar gave up some of its early year gains over the review period. Consequently overseas bonds have generally done better in US terms than in local currency. Our strategy of hedging New Zealand and Canadian currency exposure into the US dollar was positive for our performance, since these currencies have been weak. These hedges have been reduced recently as the dollar rose back up from undervalued levels. Corporate bonds weakened towards the end of the fiscal year as the stock market's turmoil in October affected those securities.

Going forward, the portfolio remains strongly underweight in Japan where real yields are now very low and overweight the dollar block markets of Canada and New Zealand where real yields are relatively attractive.

Total Return
For the period April 11-October 31, 1997
----------------------------------------
7.11%
----------------------------------------
The International Fixed Income Portfolio has demonstrated strong performance in the face of weakening currencies in select world markets

Growth of $10,000*

                      Salomon Brothers
                 Non-U.S. World Government              The International Fixed
                         Bond Index                        Income Portfolio
                -------------------------             --------------------------
     3/31/97            $10,000              4/11/97            $10,000
     4/30/97            $ 9,797              5/30/97            $10,250
     5/31/97            $10,158              6/30/97            $10,380
     6/30/97            $10,282              7/31/97            $10,180
     7/31/97            $10,014              8/29/97            $10,270
     8/31/97            $10,059              9/30/97            $10,580
     9/30/97            $10,304             10/31/97            $10,711
    10/31/97            $10,534



* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of income and capital gains, as well as no reductions for taxes. The Salomon Brothers Non-US World Government Bond Index is an unmanaged index and a theoretical. measure of bond-market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

24 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT

Portfolio Manager

Ian G. Sims
  *  Has managed the Portfolio since its inception
  *  Joined Delaware in 1990
  * Formerly was a senior fixed-income and currency manager at Hill Samuel Investment Advisers Ltd.
  * Graduate of the University of Leicester and holds postgraduate degree in statistics from the University of Newcastle-Upon-Tyne in the United Kingdom
  *  Based in London

================================================================================
Portfolio Profile

October 31, 1997

Total net assets  $33.7 million

Inception date  April 11, 1997

Asset composition (based on total net assets)
    Government bonds  66.8%
    Corporate bonds  22.3%
    Agency & Supranational bonds  8.4%
    Cash  2.7%

Number of holdings  41

Top 10 holdings
    1.      Netherlands Government, 8.25%, 9/15/07
    2.      Bundesrepublik Deutscheland, 6.50%, 7/15/03
    3.      Government of New Zealand, 8.00%, 11/15/06
    4.      Italian Government, 12.00%, 1/01/03
    5.      Kingdom of Spain, 5.75%, 3/23/02
    6.      Republic of Finland, 5.50%, 2/09/01
    7.      Bundesrepublik Deutscheland, 8.375%, 5/21/01
    8.      International Bank of Reconstruction and
            Development, 4.50%, 6/20/00
    9.      Government of New Zealand, 10.00%, 3/15/02
    10.     Deutsche Bank Finance NV, 8.25%, 1/07/04

Geographic composition

  Germany 24.25%
  ==========================================
  Japan 13.36%
  ======================
  Netherlands 12.62%
  =====================
  New Zealand 9.57%
  =================
  Canada 9.04%
  ==============
  Italy 8.07%
  =============
  United Kingdom 8.06%
  ===============
  Spain 3.99%
  ========
  Sweden 3.03%
  =====
  Denmark 2.93%
  =====
  Cash and other 5.08%
  ===========

                                   1997 ANNUAL REPORT o DELAWARE POOLED TRUST 25

Delaware Pooled Trust, Inc.: The Defensive Equity Portfolio
Statement of Net Assets
October 31, 1997

                                                        Number          Market
                                                      of Shares         Value
-------------------------------------------------------------------------------
COMMON STOCK: 95.67%
-------------------------------------------------------------------------------
Aerospace and Defense: 1.08%
General Dynamics                                        10,800     $   876,825
                                                                   -----------
                                                                       876,825
                                                                   -----------
-------------------------------------------------------------------------------
Automobiles and Automotive Parts: 3.49%
-------------------------------------------------------------------------------
Ford Motor                                              22,700         991,706
General Motors                                          17,200       1,104,025
LucasVarity ADR                                         21,500         733,688
                                                                   -----------
                                                                     2,829,419
                                                                   -----------
-------------------------------------------------------------------------------
Banking, Finance and Insurance: 27.66%
-------------------------------------------------------------------------------
American General                                        18,100         923,100
Aon                                                     32,350       1,744,878
Banc One                                                31,200       1,626,300
Bank of Boston                                          21,200       1,718,525
Bankers Trust New York                                   6,000         708,000
Chase Manhattan                                         10,500       1,211,438
CIGNA                                                    8,700       1,350,675
CoreStates Financial                                    19,500       1,418,625
Crestar Financial                                       29,600       1,400,450
Fleet Financial Group                                   20,700       1,331,269
Hartford Financial
    Services Group                                      12,600       1,020,600
Mellon Bank                                             30,900       1,593,281
Mercantile Bancorp                                      25,650       1,245,628
PNC Financial Group                                     30,000       1,425,000
SAFECO                                                  22,700       1,080,378
St. Paul                                                 7,700         615,519
Summit Bancorp                                          46,650       1,991,372
Transamerica                                               300          30,281
                                                                   -----------
                                                                    22,435,319
                                                                   -----------
-------------------------------------------------------------------------------
Cable, Media and Publishing: 1.89%
-------------------------------------------------------------------------------
McGraw-Hill                                             23,400       1,529,775
                                                                   -----------
                                                                     1,529,775
                                                                   -----------
--------------------------------------------------------------------------------
Chemicals: 6.74%
--------------------------------------------------------------------------------
duPont (E.I.) deNemours                                 23,478       1,335,311
Hercules                                                14,400         660,600
Hoechst AG ADR                                          18,800         729,675
Imperial Chemical ADR                                   31,200       1,868,100
Rhone-Poulenc S.A. ADR                                  20,700         874,575
                                                                   -----------
                                                                     5,468,261
                                                                   -----------
                                                        Number          Market
                                                      of Shares         Value
--------------------------------------------------------------------------------
Consumer Products: 1.71%
--------------------------------------------------------------------------------
Minnesota Mining
    & Manufacturing                                     15,212     $ 1,391,898
                                                                   -----------
                                                                     1,391,898
                                                                   -----------
--------------------------------------------------------------------------------
Electronics and Electrical Equipment: 3.00%
--------------------------------------------------------------------------------
Eaton                                                   13,100       1,265,788
Thomas & Betts                                          23,400       1,164,150
                                                                   -----------
                                                                     2,429,938
                                                                   -----------
--------------------------------------------------------------------------------
Energy: 10.72%
--------------------------------------------------------------------------------
Atlantic Richfield                                      17,900       1,473,394
British Petroleum ADR                                   14,616       1,282,554
Chevron                                                 14,900       1,235,769
Consolidated Natural Gas                                23,100       1,248,844
Mobil                                                   14,700       1,070,344
Texaco                                                  19,700       1,121,669
Williams                                                24,750       1,260,703
                                                                   -----------
                                                                     8,693,277
                                                                   -----------
--------------------------------------------------------------------------------
Environmental Services: 2.83%
--------------------------------------------------------------------------------
Browning-Ferris                                         48,300       1,569,750
Waste Management                                        31,000         724,625
                                                                   -----------
                                                                     2,294,375
                                                                   -----------
--------------------------------------------------------------------------------
Food, Beverage and Tobacco: 3.79%
--------------------------------------------------------------------------------
CPC International                                        9,800         970,200
Heinz (H.J.)                                            27,750       1,288,641
RJR Nabisco Holdings                                    25,640         812,468
                                                                   -----------
                                                                     3,071,309
                                                                   -----------
--------------------------------------------------------------------------------
Healthcare and Pharmaceuticals: 12.44%
--------------------------------------------------------------------------------
American Home Products                                  28,874       2,140,285
Bausch & Lomb                                           15,200         596,600
Baxter International                                    44,100       2,039,625
BOC Group                                                9,100         300,300
Bristol-Myers Squibb                                    21,200       1,860,300
Glaxo Wellcome ADR                                      36,800       1,575,500
Pharmacia & Upjohn                                      49,700       1,577,975
                                                                   -----------
                                                                    10,090,585
                                                                   -----------
--------------------------------------------------------------------------------
Leisure, Lodging and Entertainment: 1.53%
--------------------------------------------------------------------------------
Eastman Kodak                                           20,800       1,245,400
                                                                   -----------
                                                                     1,245,400
                                                                   -----------

26 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT

                                                        Number          Market
                                                      of Shares         Value
-------------------------------------------------------------------------------
Metals and Mining: 1.33%
-------------------------------------------------------------------------------
Allegheny Teledyne                                      40,900     $ 1,076,181
                                                                   -----------
                                                                     1,076,181
                                                                   -----------
-------------------------------------------------------------------------------
Paper and Forest Products: 3.13%
-------------------------------------------------------------------------------
Georgia-Pacific                                         11,700         992,306
Temple-Inland                                            8,200         470,475
Union Camp                                              19,800       1,072,913
                                                                   -----------
                                                                     2,535,694
                                                                   -----------
-------------------------------------------------------------------------------
Retail: 1.53%
-------------------------------------------------------------------------------
May Department Stores                                   23,000       1,239,125
                                                                   -----------
                                                                     1,239,125
                                                                   -----------
-------------------------------------------------------------------------------
Telecommunications: 6.55%
-------------------------------------------------------------------------------
BCE                                                     59,800       1,670,663
Cable & Wireless ADR                                    39,000         955,500
Frontier                                                71,900       1,554,838
SBC Communications                                      17,800       1,132,525
                                                                   -----------
                                                                     5,313,526
                                                                   -----------
-------------------------------------------------------------------------------
Transportation and Shipping: 3.02%
-------------------------------------------------------------------------------
Norfolk Southern                                        36,900       1,185,413
Union Pacific                                           20,700       1,267,875
                                                                   -----------
                                                                     2,453,288

-------------------------------------------------------------------------------
Miscellaneous: 3.23%
-------------------------------------------------------------------------------
Block (H&R)                                             19,500         721,500
Pitney Bowes                                            23,900       1,895,569
                                                                   -----------
                                                                     2,617,069
                                                                   -----------
Total Common Stock
(cost $63,460,308)                                                  77,591,264
                                                                   -----------

                                                     Principal       Market
                                                       Amount         Value
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 3.93%
-------------------------------------------------------------------------------
With PaineWebber
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $1,792,000 U.S.
  Treasury Notes 5.125%
  due 2/28/98, market
  value $1,805,254)                                $ 1,768,000     $ 1,768,000

With Prudential Securities
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $1,432,000 U.S.
  Treasury Notes 5.875%
  due 2/28/99, market
  value $1,450,935)                                  1,421,000       1,421,000
-------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $3,189,000)                                                    3,189,000
-------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.60%
(COST $66,649,308)                                                 $80,780,264
-------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 0.40%                                          321,634
-------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
    4,377,036 SHARES ($0.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT
    TO $18.53 PER SHARE: 100.00%                                   $81,101,898
-------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1997:
-------------------------------------------------------------------------------
  Common stock, $0.01 par value,
  550,000,000 shares authorized
  to the Fund with 50,000,000
  allocated to this Portfolio                                      $53,979,244
Undistributed net investment income                                    940,629
Accumulated net realized gain on
    investments                                                     12,051,069
Net unrealized appreciation of
    investments                                                     14,130,956
-------------------------------------------------------------------------------
Total Net Assets                                                   $81,101,898
-------------------------------------------------------------------------------
ADR = American Depository Receipt

See accompanying notes

                                   1997 ANNUAL REPORT * DELAWARE POOLED TRUST 27

--------------------------------------------------------------------------------
Delaware Pooled Trust, Inc.: The Aggressive Growth Portfolio
Statement of Net Assets
October 31, 1997
                                                     Number         Market
                                                    of Shares        Value
--------------------------------------------------------------------------------
COMMON STOCK: 89.88%
--------------------------------------------------------------------------------
Automobiles and Automotive Parts: 0.90%
--------------------------------------------------------------------------------
Hertz Class A                                         2,700      $   93,319
                                                                 ----------
                                                                     93,319
                                                                 ----------
--------------------------------------------------------------------------------
Banking, Finance and Insurance: 9.25%
--------------------------------------------------------------------------------
 Bank United Class A                                  2,800         118,300
 Blanch (E.W.) Holdings                               4,300         144,050
 CMAC Investment                                      3,900         213,281
*FIRSTPLUS Financial Group                            2,800         153,825
*Ocwen Financial                                      2,700         148,331
 PartnerRe Limited                                    1,800          73,800
*Security Capital Group Class B                       3,200         102,400
                                                                 ----------
                                                                    953,987
                                                                 ----------
--------------------------------------------------------------------------------
Buildings and Materials: 1.01%
--------------------------------------------------------------------------------
*J. Ray McDermott S.A.                                2,100          86,888
*Transcoastal Marine Services                           700          17,194
                                                                 ----------
                                                                    104,082
                                                                 ----------
--------------------------------------------------------------------------------
Cable, Media and Publishing: 1.52%
--------------------------------------------------------------------------------
*Snyder Communications                                2,400          70,800
*World Color Press                                    3,400          86,063
                                                                 ----------
                                                                    156,863
                                                                 ----------
--------------------------------------------------------------------------------
Computers and Technology: 16.91%
--------------------------------------------------------------------------------
*Acxiom                                               5,400          88,763
*Affiliated Computer
    Services Class A                                  3,500          87,938
*BA Merchant Services Class A                           700          10,456
*Bay Networks                                         3,600         113,850
*BISYS Group                                          6,300         195,694
*BMC Software                                         3,400         204,850
*Compuware                                            4,300         283,800
Dallas Semiconductor                                  1,200          58,650
*DST Systems                                          1,000          35,313
*i2 Technologies                                      2,600         117,569
*J.D. Edwards                                         2,200          74,663
Linear Technology                                     1,200          75,375
*Network Solutions Class A                              200           3,819
*PLATINUM technology                                  7,600         183,587
*Sterling Commerce                                    4,174         138,525
*StorMedia Class A                                    4,100          19,219
*Teradyne                                             1,400          52,413
                                                                 ----------
                                                                  1,744,484
                                                                 ----------
                                                     Number         Market
                                                    of Shares        Value
--------------------------------------------------------------------------------
Electronics and Electrical Equipment: 0.47%
--------------------------------------------------------------------------------
*Altera                                                 700      $   31,041
*MMC Networks                                           600          13,200
*Pericom Semiconductor                                  500           4,563
                                                                 ----------
                                                                     48,804
                                                                 ----------
--------------------------------------------------------------------------------
Energy: 2.51%
--------------------------------------------------------------------------------
*Global Industries                                    6,800         136,425
*Marine Drilling                                      2,400          71,025
*Weatherford Enterra                                  1,000          51,063
                                                                 ----------
                                                                    258,513
                                                                 ----------
--------------------------------------------------------------------------------
Environmental Services: 7.01%
--------------------------------------------------------------------------------
*Philip Services                                     24,000         420,000
*Republic Industries                                  3,600         106,200
*USA Waste Services                                   5,322         196,914
                                                                 ----------
                                                                    723,114
                                                                 ----------
--------------------------------------------------------------------------------
Food, Beverage and Tobacco: 1.95%
--------------------------------------------------------------------------------
*Foodmaker                                            6,100         100,269
*General Cigar Class A                                3,500         101,281
                                                                 ----------
                                                                    201,550
                                                                 ----------
--------------------------------------------------------------------------------
Healthcare and Pharmaceuticals: 12.06%
--------------------------------------------------------------------------------
*Dura Pharmaceuticals                                 3,000         145,313
*Genesis Health Ventures                              2,000          49,000
*Health Management
    Associates Class A                               10,856         264,603
*HealthSouth                                          4,700         120,144
*Interim Services                                     2,800          73,325
*MedPartners                                         10,500         267,094
*Orthodontic Centers of America                       3,700          64,056
*Phycor                                               6,600         152,006
*Quorum Health Group                                  4,500         108,984
                                                                 ----------
                                                                  1,244,525
                                                                 ----------
--------------------------------------------------------------------------------
Leisure, Lodging and Entertainment: 7.82%
--------------------------------------------------------------------------------
*HFS                                                  2,700         190,350
*Interstate Hotels                                    2,100          64,575
*Mirage Resorts                                       3,700          92,500
*Outback Steakhouse                                   7,500         203,203
*Papa John's International                            2,800          82,512
*Prime Hospitality                                    4,200          85,575
 Royal Caribbean Cruises                              1,900          88,231
                                                                 ----------
                                                                    806,946
                                                                 ----------

28 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT

                                                     Number         Market
                                                    of Shares        Value
---------------------------------------------------------------------------
Retail: 13.79%
---------------------------------------------------------------------------
*Bed Bath & Beyond                                    6,900    $    219,938
*CompUSA                                              9,200         301,300
 Dollar General                                         875          28,930
 Fastenal                                             2,300         112,988
*General Nutrition                                    6,100         191,388
*Kohl's                                               2,200         147,675
 St. John Knits                                       2,500         100,469
*Staples                                              7,113         186,259
*Viking Office Products                               5,600         133,875
                                                                 ----------
                                                                  1,422,822
                                                                 ----------
---------------------------------------------------------------------------
Telecommunications: 4.33%
---------------------------------------------------------------------------
*CIENA                                                3,000         165,375
*Clear Channel Communications                         1,900         125,400
*Tellabs                                              2,900         156,509
                                                                 ----------
                                                                    447,284
                                                                 ----------
---------------------------------------------------------------------------
Textiles, Apparel and Furniture: 2.23%
---------------------------------------------------------------------------
*Jones Apparel Group                                  1,800          91,575
*Tommy Hilfiger                                       3,500         138,469
                                                                 ----------
                                                                    230,044
                                                                 ----------
---------------------------------------------------------------------------
Transportation and Shipping: 0.95%
---------------------------------------------------------------------------
*Galileo International                                3,900          97,988
                                                                 ----------
                                                                     97,988
                                                                 ----------
---------------------------------------------------------------------------
Utilities: 2.80%
---------------------------------------------------------------------------
*AES                                                  7,296         289,104
                                                                 ----------
                                                                    289,104
                                                                 ----------
---------------------------------------------------------------------------
Miscellaneous: 4.37%
---------------------------------------------------------------------------
*Cornell Corrections                                  1,500          27,000
*Corrections Corporation
    of America                                          800          24,400
*CUC International                                    8,000         236,000
*Personnel Group of America                           1,800          62,438
*Sylvan Learning Systems                              2,400         100,650
                                                                 ----------
                                                                    450,488
                                                                 ----------
---------------------------------------------------------------------------
Total Common Stock
(cost $7,550,323)                                                 9,273,917
---------------------------------------------------------------------------

                                                   Principal        Market
                                                    Amount           Value
---------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 10.43%
---------------------------------------------------------------------------
  With PaineWebber
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $605,000 U.S.
  Treasury Notes 5.125%
  due 2/28/98, market
  value $609,110)                                  $597,000   $     597,000
  With Prudential Securities
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $483,000 U.S.
  Treasury Notes 5.875%
  due 2/28/99, market
  value $489,560)                                   479,000         479,000
---------------------------------------------------------------------------

Total Repurchase Agreements
(cost $1,076,000)                                                 1,076,000
---------------------------------------------------------------------------

TOTAL MARKET VALUE OF SECURITIES: 100.31%
(COST $8,626,323)                                               $10,349,917
---------------------------------------------------------------------------

LIABILITIES NET OF RECEIVABLES
    AND OTHER ASSETS: (0.31%)                                      (32,470)
---------------------------------------------------------------------------

NET ASSETS APPLICABLE TO
    754,166 SHARES ($0.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT
    TO $13.68 PER SHARE: 100.00%                                $10,317,447
---------------------------------------------------------------------------

COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1997:
Common stock $0.01 par value,
550,000,000 shares authorized
to the Fund with 50,000,000
shares allocated to this Portfolio                             $  3,979,614
Accumulated net realized gain on
    investments                                                   4,614,239
Net unrealized appreciation of
    investments                                                   1,723,594
---------------------------------------------------------------------------
Total Net Assets                                                $10,317,447
---------------------------------------------------------------------------
*Non-income producing security

 See accompanying notes


                                 1997 ANNUAL REPORT * DELAWARE POOLED TRUST   29

--------------------------------------------------------------------------------
Delaware Pooled Trust, Inc.: The Real Estate Investment Trust Portfolio Statement of Net Assets
October 31, 1997

                                                       Number           Market
                                                      of Shares          Value
--------------------------------------------------------------------------------
COMMON STOCK: 98.87%
--------------------------------------------------------------------------------
Healthcare REITs: 1.66%
--------------------------------------------------------------------------------
Nationwide Health Properties                           44,100      $   995,006
                                                                   -----------
                                                                       995,006
                                                                   -----------

--------------------------------------------------------------------------------
Hotels/Diversified REITs: 23.80%
--------------------------------------------------------------------------------
Felcor Suite Hotels                                    39,300        1,439,363
Glenborough Realty Trust                               61,100        1,565,688
Innkeepers USA Trust                                  100,000        1,668,750
National Golf Properties                               44,500        1,443,469
Newhall Land & Farming                                 56,200        1,327,725
Patriot American Hospitality                           72,201        2,382,640
Starwood Lodging Trust                                 40,000        2,392,500
Vornado Realty Trust                                   46,600        2,079,525
                                                                   -----------
                                                                    14,299,660
                                                                   -----------

--------------------------------------------------------------------------------
Mall REITs: 5.20%
--------------------------------------------------------------------------------
General Growth Properties                              42,000        1,449,000
Simon DeBartolo Group                                  54,100        1,673,719
                                                                   -----------
                                                                     3,122,719
                                                                   -----------

--------------------------------------------------------------------------------
Manufactured Housing REITs: 4.54%
--------------------------------------------------------------------------------
Chateau Communities                                    45,848        1,363,978
Sun Communities                                        39,100        1,363,613
                                                                   -----------
                                                                     2,727,591
                                                                   -----------

--------------------------------------------------------------------------------
Multifamily REITs: 13.73%
--------------------------------------------------------------------------------
Apartment Investment
    & Management                                       55,600        1,970,325
Bay Apartment Communities                              31,000        1,212,875
Camden Property Trust                                  55,400        1,662,000
Equity Residential Properties                          33,400        1,686,700
Essex Property Trust                                   50,100        1,715,925
                                                                   -----------
                                                                     8,247,825
                                                                   -----------

                                                       Number           Market
                                                      of Shares          Value
--------------------------------------------------------------------------------
Office/Industrial REITs: 35.21%
--------------------------------------------------------------------------------
Alexandria R. E. Equities                              55,000      $ 1,509,063
Brandywine Realty Trust                                64,200        1,504,688
Crescent Real Estate Equities                          56,700        2,041,200
Duke Realty Investments                                61,200        1,377,000
Equity Office Properties Trust                         63,700        1,946,831
First Industrial Realty                                40,800        1,412,700
Highwoods Properties                                   43,000        1,483,500
Liberty Property Trust                                 35,000          980,000
Parkway (Private Placement)                            29,500        1,003,000
Prentiss Properties Trust                              62,000        1,763,125
Reckson Associates Realty                              61,200        1,602,675
SL Green Realty                                        65,200        1,634,075
Spieker Properties                                     38,600        1,510,225
Tower Realty Trust                                     55,100        1,391,275
                                                                   -----------
                                                                    21,159,357
                                                                   -----------

--------------------------------------------------------------------------------
Retail Strip Center REITs: 11.06%
--------------------------------------------------------------------------------
Developers Diversified Realty                          29,000        1,145,500
Excel Realty Trust                                     54,700        1,647,838
JDN Realty                                             41,500        1,416,188
Kimco Realty                                           40,200        1,286,400
Pan Pacific Retail Properties                          53,000        1,152,750
                                                                   -----------
                                                                     6,648,676
                                                                   -----------

--------------------------------------------------------------------------------
Self-Storage REITs: 3.67%
--------------------------------------------------------------------------------
Public Storage                                         50,500        1,388,750
Storage USA                                            21,600          819,450
                                                                   -----------
                                                                     2,208,200
                                                                   -----------

--------------------------------------------------------------------------------
Total Common Stock
(cost $45,867,326)                                                  59,409,034
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARRANTS: 0.02%
--------------------------------------------------------------------------------
Security Capital Group                                  2,780           13,377

--------------------------------------------------------------------------------
Total Warrants (cost $0)                                                13,377
--------------------------------------------------------------------------------

30 DELAWARE POOLED TRUST o ANNUAL REPORT

                                                   Principal        Market
                                                     Amount          Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 0.84%
--------------------------------------------------------------------------------
With Chase Manhattan Bank
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $179,000 U.S.
  Treasury Notes 5.75%
  due 10/31/00, market
  value $179,333)                                 $   175,000      $   175,000
With PaineWebber
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $167,000 U.S.
  Treasury Notes 5.125%
  due 2/28/98, market
  value $168,193)                                     165,000          165,000
With Prudential Securities
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $166,000 U.S.
  Treasury Notes 5.875%
  due 2/28/99, market
  value $168,140)                                      165,000         165,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $505,000)                                                        505,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.73%
(COST $46,372,326)                                                 $59,927,411
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 0.27%                                          161,798
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
    3,694,764 SHARES ($0.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT TO
    $16.26 PER SHARE: 100.00%                                      $60,089,209
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1997:
--------------------------------------------------------------------------------
Common Stock $0.01 par value,
  550,000,000 shares authorized
  to the Fund with 50,000,000
  shares allocated to this Portfolio                               $41,949,021
Undistributed net investment income                                  1,653,612
Accumulated net realized gain on
    investments                                                      2,931,491
Net unrealized appreciation of
    investments                                                     13,555,085
--------------------------------------------------------------------------------
Total Net Assets                                                   $60,089,209
--------------------------------------------------------------------------------

REIT: Real Estate Investment Trust

See accompanying notes

--------------------------------------------------------------------------------
Delaware Pooled Trust, Inc.:
The Fixed Income Portfolio
Statement of Net Assets
October 31, 1997

                                                   Principal          Market
                                                    Amount             Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: 14.90%
--------------------------------------------------------------------------------
ADVANTA Series 93-1 A2,
5.95%, 5/25/09                                     $   63,013       $   61,501
AFC Home Equity Loan
Trust Series 92-5 A,
7.20%, 2/15/08                                         54,990           55,617
Case Equipment Loan Trust
Series 95-B A3,
6.15%, 9/15/02                                        373,660          374,930
CIT Group Securitization
Series 95-2 A2,
6.00%, 5/15/26                                        500,000          498,584
Countrywide Asset-Backed
Certificates Series 97-1 A4,
6.95%, 5/25/21                                        350,000          354,977
First Union Residential
Securitization Trust
Series 96-2 A2,
6.46%, 9/25/11                                        440,000          441,513
IMC Home Equity Loan
Trust Series 95-3 A2,
6.50%, 11/25/10                                       118,543          118,742
MetLife Capital Equipment
Loan Trust Series 97-A A,
6.85%, 5/20/08                                        315,000          322,403
NationsCredit Grantor
Trust Series 96-1 A,
5.85%, 9/15/11                                        192,039          190,081
NationsCredit Grantor
Trust Series 97-2 A1,
6.35%, 4/15/14                                        600,000          601,500
Neiman Marcus Group
Credit Card Master Trust
Series 95-1 A,
7.60%, 6/15/03                                        150,000          155,747
Oakwood Mortgage Investors
Series 97-C A3,
6.65%, 11/15/27                                       525,000          527,707
The Money Store Home
Equity Trust Series 97-A A9,
7.224%, 4/15/27                                       260,000          268,288
The Money Store Home
Equity Trust Series 97-C AH5,
6.59%, 2/15/15                                        425,000          426,461
UCFC Home Equity
Loan Series 96-B1 A3,
7.30%, 4/15/14                                        125,000          126,838
--------------------------------------------------------------------------------
Total Asset-Backed Securities
(cost $4,482,475)                                                    4,524,889
--------------------------------------------------------------------------------

                                   1997 ANNUAL REPORT o DELAWARE POOLED TRUST 31

                                                     Principal       Market
                                                       Amount         Value
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
    OBLIGATIONS: 28.52%
--------------------------------------------------------------------------------
Asset Securitization
Corporation Series 96-D2
A1, 6.92%, 2/14/29                                   $340,084         $350,818
Asset Securitization
Corporation Series 96-D3
A1B, 7.21%, 10/13/26                                  130,000          135,748
Asset Securitization
Corporation Series 97-D4
A1A, 7.35%, 4/14/29                                   201,182          207,941
Asset Securitization
Corporation Series 97-D5
A3, 6.86%, 2/14/41                                    385,000          388,790
Asset Securitization
Corporation Series 97-MD7
A3, 7.84%, 1/13/30                                    400,000          427,313
Fannie Mae Series 93-53 H,
5.75%, 1/25/22                                        365,000          351,881
Federal Home Loan
Mortgage Corporation
Series 1542 G,
6.15%, 1/15/17                                        385,000          385,116
Federal Home Loan
Mortgage Corporation
Series 29 E,
6.50%, 6/25/20                                        650,000          655,486
Federal Home Loan
Mortgage Corporation-
GNMA Series 21 H,
5.85%, 1/25/19                                        525,000          518,882
First Union-Lehman
Brothers Commercial
Mortgage Series 97-C1 A1,
7.15%, 2/18/04                                        316,532          326,510
GE Capital Mortgage
Services Series 94-2 A3,
5.40%, 1/25/09                                        409,455          407,444
Lehman Large Loan
Series 97-LLI A1,
6.79%, 6/12/04                                        335,000          342,852
Merrill Lynch Mortgage
Investors Series 97-C1 A1,
6.95%, 6/18/29                                         98,799          101,254
Morgan Stanley Capital
Trust Series 97-C1 A1A,
6.85%, 2/15/20                                        359,472          364,864
Mortgage Capital Funding
Series 96-MC2 A1,
6.758%, 2/20/04                                       154,950          156,936
Mortgage Capital Funding
Series 96-MC2 C,
7.224%, 9/20/06                                       155,000          159,505
                                                     Principal       Market
                                                       Amount         Value
--------------------------------------------------------------------------------
Nomura Asset Securities
Series 95-MD3 A1A,
8.17%, 3/4/20                                           $177,566      $186,555
Norwest Asset Securities
Series 97-1 A8,
7.25%, 2/25/12                                           194,299       200,291
Prudential Home Mortgage
Series 93-61 A3,
6.50%, 12/25/08                                          355,000       357,748
Residential Accredit Loans
Series 96-QS2 A6,
7.45%, 4/25/23                                           135,000       137,679
Residential Accredit Loans
Series 96-QS3 AI3,
7.29%, 6/25/26                                            70,000        70,875
Residential Accredit Loans
Series 97-QS1 A5,
6.75%, 2/25/27                                           500,000       502,188
Residential Accredit Loans
Series 97-QS1 A8,
6.75%, 2/25/27                                           400,000       398,031
Residential Accredit Loans
Series 97-QS3 A3,
7.50%, 4/25/27                                           135,000       137,341
Residential Accredit Loans
Series 97-QS4 A3,
7.25%, 5/25/27                                           450,000       455,906
Residential Accredit Loans
Series 97-QS6 A5,
7.50%, 6/25/12                                           168,005       175,618
Residential Funding Mortgage
Securities Series 96-S9 A10,
7.25%, 4/25/26                                           735,840       757,443
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations
(cost $8,502,591)                                                    8,661,015
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE BONDS: 17.87%
--------------------------------------------------------------------------------
AT&T Capital,
6.83%, 1/30/01                                        200,000          203,500
Banco Santiago S.A.,
7.00%, 7/18/07                                        210,000          202,650
Barrick Gold,
7.50%, 5/1/07                                         365,000          385,988
Chrysler Financial,
6.35%, 3/15/99                                        150,000          151,125
Continental,
7.25%, 3/1/03                                         400,000          413,000
Continental Airlines,
6.80%, 1/2/09                                         475,000          478,506
Credit Foncier de France,
8.00%, 1/14/02                                        335,000          352,588
Ford Motor Credit,
7.00%, 9/25/01                                        300,000          309,750


32 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT

                                                     Principal       Market
                                                       Amount         Value
--------------------------------------------------------------------------------
Greyhound Financial-
Medium Term Note,
8.79%, 11/15/01                                   $  100,000        $  109,000
International Lease Finance,
6.15%, 8/1/00                                        420,000           420,525
Kohl's,
6.70%, 2/1/06                                        300,000           300,000
Lehman Brothers Holdings,
6.89%, 10/10/00                                      150,000           152,438
Norfolk Southern,
6.70%, 5/1/00                                        400,000           405,500
Norwest,
6.125%, 10/15/00                                     150,000           150,188
Petrozuata Finance,
8.22%, 4/1/17                                        300,000           313,875
Summit Bank,
6.75%, 6/15/03                                        80,000            81,100
Transwestern Pipeline,
7.55%, 1/15/00                                       400,000           412,000
U.S. Bancorp,
8.125%, 5/15/02                                      125,000           133,906
U.S. West Capital Funding,
6.20%, 11/30/00                                      450,000           450,000
--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $5,317,037)                                                    5,425,639
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: 13.20%
--------------------------------------------------------------------------------
Federal Home Loan
Mortgage Corporation-Gold,
6.00%, 4/1/11                                          267,854         263,836
Federal National
Mortgage Association,
7.50%, 2/1/27                                          833,265         852,013
Government National
Mortgage Association,
6.50%, 12/15/23                                        778,639         776,206
Government National
Mortgage Association,
6.50%, 1/15/24                                         714,460         712,004
Government National
Mortgage Association,
6.50%, 11/1/27                                         900,000         888,469
Government National
Mortgage Association,
9.00%, 2/15/17                                         302,071         327,464
Government National
Mortgage Association,
9.50%, 9/15/19                                         172,763         188,420
--------------------------------------------------------------------------------
Total Mortgage Backed Securities
(cost $3,968,978)                                                    4,008,412
--------------------------------------------------------------------------------

                                                     Principal       Market
                                                       Amount         Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS: 2.12%
--------------------------------------------------------------------------------
New York State Dorm
Authority Revenue (Taxable
Pension Obligations),
6.23%, 10/1/98                                     $  350,000       $  350,000
Philadelphia Authority
For Industrial Development
Series 97 A,
6.488%, 6/15/04                                       291,546          293,619
--------------------------------------------------------------------------------
Total Municipal Bonds
(cost $641,546)                                                        643,619
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 22.81%
--------------------------------------------------------------------------------
U.S. Treasury Notes,
5.875%, 2/15/00                                     2,925,000        2,936,115
U.S. Treasury Notes,
6.375%, 1/15/00                                     3,270,000        3,320,055
U.S. Treasury Notes,
6.375%, 8/15/02                                       655,000          671,283
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $6,872,407)                                                    6,927,453
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.42%
(cost $29,785,034)                                                 $30,191,027
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 0.58%                                          175,169
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET APPLICABLE TO
    3,009,582 SHARES ($0.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT
    TO $10.09 PER SHARE: 100.00%                                   $30,366,196
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1997:
--------------------------------------------------------------------------------
Common stock, $0.01 par value,
  550,000,000 shares authorized
  to the Fund with 50,000,000
  shares allocated to this Portfolio                               $29,941,017
Accumulated net realized gain on
    investments                                                         19,186
Net unrealized appreciation of
    investments                                                        405,993
--------------------------------------------------------------------------------
Total Net Assets                                                   $30,366,196
--------------------------------------------------------------------------------

See accompanying notes

                                   1997 ANNUAL REPORT o DELAWARE POOLED TRUST 33

--------------------------------------------------------------------------------
Delaware Pooled Trust, Inc.: The High-Yield Bond Portfolio
Statement of Net Assets
October 31, 1997
                                                    Principal          Market
                                                      Amount            Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 96.80%
--------------------------------------------------------------------------------
Aerospace and Defense: 2.26%
--------------------------------------------------------------------------------
Roller Bearing,
9.625%, 6/15/07                                    $  250,000       $  256,250
                                                                    ----------
                                                                       256,250
                                                                    ----------

--------------------------------------------------------------------------------
Buildings and Materials: 12.65%
--------------------------------------------------------------------------------
American Builders
and Contractors,
10.625%, 5/15/07                                      225,000          234,000
Atrium,
10.50%, 11/15/06                                      400,000          415,000
Clark Materials Handling,
10.75%, 11/15/06                                      150,000          157,500
Collins & Aikman,
10.00%, 1/15/07                                       400,000          420,000
Reliant Building,
10.875%, 5/1/04                                       200,000          208,500
                                                                    ----------
                                                                     1,435,000
                                                                    ----------

--------------------------------------------------------------------------------
Chemicals: 6.50%
--------------------------------------------------------------------------------
Harris Chemical,
10.75%, 10/15/03                                      200,000          206,500
PCI Chemical,
9.25%, 10/15/07                                       275,000          275,000
Precise Technology,
11.125%, 6/15/07                                      250,000          255,625
                                                                    ----------
                                                                       737,125
                                                                    ----------

--------------------------------------------------------------------------------
Computers and Technology: 1.03%
--------------------------------------------------------------------------------
DecisionOne Holdings,
0.00%/11.50%, 8/1/08                                  175,000          116,813
                                                                    ----------
                                                                       116,813
                                                                    ----------

--------------------------------------------------------------------------------
Consumer Products: 11.97%
--------------------------------------------------------------------------------
Doskocil Manufacturing,
10.125%, 9/15/07                                      275,000          286,688
Fedders North America,
9.375%, 8/15/07                                       275,000          281,875
Pen-Tab Industries,
10.875%, 2/1/07                                       400,000          399,000
Riddell Sports,
10.50%, 7/15/07                                       250,000          259,375
William Carter,
10.375%, 12/1/06                                      125,000          130,938
                                                                    ----------
                                                                     1,357,876
                                                                    ----------

                                                     Principal        Market
                                                      Amount           Value
--------------------------------------------------------------------------------
Electronics and Electrical Equipment: 7.33%
--------------------------------------------------------------------------------
Communications Instruments,
10.00%, 9/15/04                                      $275,000      $   280,500
Fairchild Semiconductor,
10.125%, 3/15/07                                      250,000          263,750
Insilco,
10.25%, 8/15/07                                       275,000          287,375
                                                                    ----------
                                                                       831,625
                                                                    ----------

--------------------------------------------------------------------------------
Energy: 11.43%
--------------------------------------------------------------------------------
Panaco,
10.625%, 10/1/04                                      275,000          277,750
Rutherford-Moran Oil,
10.75%, 10/1/04                                       275,000          276,375
Southwest Royalties,
10.50%, 10/15/04                                      275,000          272,938
TransAmerican Energy,
11.50%, 6/15/02                                       255,000          262,013
United Refining,
10.75%, 6/15/07                                       200,000          207,500
                                                                    ----------
                                                                     1,296,576
                                                                    ----------

--------------------------------------------------------------------------------
Environmental Services: 3.21%
--------------------------------------------------------------------------------
Hydrochem Industrial Services,
10.375%, 8/1/07                                       350,000          364,000
                                                                    ----------
                                                                       364,000
                                                                    ----------

--------------------------------------------------------------------------------
Food, Beverage and Tobacco: 4.24%
--------------------------------------------------------------------------------
Community Distributors,
10.25%, 10/15/04                                      275,000          281,188
DiGiorgio,
10.00%, 6/15/07                                       200,000          200,000
                                                                    ----------
                                                                       481,188
                                                                    ----------

--------------------------------------------------------------------------------
Leisure, Lodging and Entertainment: 8.26%
--------------------------------------------------------------------------------
AFC Enterprises,
10.25%, 5/15/07                                        75,000           78,000
Hollywood Theaters,
10.625%, 8/1/07                                       175,000          185,063
Town Sports International,
9.75%, 10/15/04                                       275,000          277,750
Trump-Atlantic City,
11.25%, 5/1/06                                        400,000          397,000
                                                                    ----------
                                                                       937,813
                                                                    ----------

--------------------------------------------------------------------------------
Metals and Mining: 2.06%
--------------------------------------------------------------------------------
Keystone Consolidated Industries,
9.625%, 8/1/07                                        225,000          233,438
                                                                    ----------
                                                                       233,438
                                                                    ----------
34 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT

                                                    Principal          Market
                                                      Amount            Value
--------------------------------------------------------------------------------
Packaging and Containers: 6.18%
--------------------------------------------------------------------------------
Huntsman Packaging,
9.125%, 10/1/07                                      $275,000        $ 281,188
Portola Packaging,
10.75%, 10/1/05                                       400,000          420,000
                                                                    ----------
                                                                       701,188
                                                                    ----------

--------------------------------------------------------------------------------
Retail: 2.29%
--------------------------------------------------------------------------------
Leslie's Poolmart,
10.375%, 7/15/04                                      250,000          260,000
                                                                    ----------
                                                                       260,000
                                                                    ----------

--------------------------------------------------------------------------------
Telecommunications: 5.88%
--------------------------------------------------------------------------------
NEXTEL Communications,
0.00%/10.65%, 9/15/07                                 300,000          177,000
Nextlink Communications,
9.625%, 10/1/07                                       275,000          277,750
Telegroup,
10.50%, 11/1/04                                       275,000          213,125
                                                                    ----------
                                                                       667,875
                                                                    ----------

--------------------------------------------------------------------------------
Textiles, Apparel and Furniture: 4.11%
--------------------------------------------------------------------------------
Dyersburg,
9.75%, 9/1/07                                         275,000          286,688
J. Crew Group,
0.00%/13.125%, 10/15/08                               325,000          180,375
                                                                    ----------
                                                                       467,063
                                                                    ----------

--------------------------------------------------------------------------------
Transportation and Shipping: 4.13%
--------------------------------------------------------------------------------
Chemical Leaman,
10.375%, 6/15/05                                      450,000          469,125
                                                                    ----------
                                                                       469,125
                                                                    ----------

--------------------------------------------------------------------------------
Miscellaneous: 3.27%
--------------------------------------------------------------------------------
Burke Industries,
10.00%, 8/15/07                                       275,000          285,313
Dyncorp,
9.50%, 3/1/07                                          85,000           86,488
                                                                    ----------
                                                                       371,801
                                                                    ----------

--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $10,736,934)                                                  10,984,756
--------------------------------------------------------------------------------

                                                         Number
                                                        of Shares
--------------------------------------------------------------------------------
PREFERRED STOCK: 0.04%
--------------------------------------------------------------------------------
Cable, Media and Publishing: 0.04%
--------------------------------------------------------------------------------
American Radio Systems                                     36            4,301
--------------------------------------------------------------------------------
Total Preferred Stock
(cost $3,419)                                                            4,301
--------------------------------------------------------------------------------

                                                  Principal           Market
                                                    Amount             Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 3.64%
--------------------------------------------------------------------------------
With Chase Manhattan Bank
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $146,000 U.S.
  Treasury Notes 5.75%
  due 10/31/00, market
  value $146,663)                                 $143,000        $    143,000
With PaineWebber
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $137,000 U.S.
  Treasury Notes 5.125%
  due 2/28/98, market
  value $137,551)                                  135,000             135,000
With Prudential Securities
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $136,000 U.S.
  Treasury Notes 5.875%
  due 2/28/99, market
  value $137,509)                                  135,000             135,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $413,000)                                                        413,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.48%
(COST $11,153,353)                                                 $11,402,057
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
    AND OTHER ASSETS: (0.48%)                                          (54,471)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
    1,014,785 SHARES ($0.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT TO
    $11.18 PER SHARE: 100.00%                                      $11,347,586
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1997:
--------------------------------------------------------------------------------
Common stock $0.01 par value,
  550,000,000 shares authorized
  to the Fund with 50,000,000
  shares allocated to this Portfolio                              $ 10,579,912
Undistributed net investment income                                    225,790
Accumulated net realized gain on
    investments                                                        293,180
Net unrealized appreciation of
    investments                                                        248,704
--------------------------------------------------------------------------------
Total Net Assets                                                   $11,347,586
--------------------------------------------------------------------------------
See accompanying notes

                                   1997 ANNUAL REPORT o DELAWARE POOLED TRUST 35

--------------------------------------------------------------------------------
Delaware Pooled Trust; Inc.: The International Equity Portfolio
Statement of Net Assets
October 31, 1997

                                                   Number         Market Value
                                                 of Shares             (U.S.$)
--------------------------------------------------------------------------------
COMMON STOCK: 92.80%
--------------------------------------------------------------------------------
Australia: 10.38%
--------------------------------------------------------------------------------
Amcor Limited                                   1,716,000        $  8,074,916
Brambles Industries                               311,000           5,964,672
CSR Limited                                     3,474,003          12,041,282
Foster's Brewing Group                          6,521,930          12,352,862
National Australia Bank                           989,017          13,494,321
                                                                 ------------
                                                                   51,928,053
                                                                 ------------

--------------------------------------------------------------------------------
Belgium: 3.24%
--------------------------------------------------------------------------------
Electrabel                                         72,405          16,187,036
                                                                 ------------
                                                                   16,187,036
                                                                 ------------

--------------------------------------------------------------------------------
France: 7.97%
--------------------------------------------------------------------------------
Alcatel Alsthom                                    77,009           9,260,559
Compagnie de Saint Gobain                          66,645           9,534,202
Elf Aquitaine                                      75,295           9,288,612
Societe Generale                                   86,411          11,794,583
                                                                 ------------
                                                                   39,877,956
                                                                 ------------

--------------------------------------------------------------------------------
Germany: 8.32%
--------------------------------------------------------------------------------
Bayer                                             234,000           8,412,873
Continental                                       288,550           6,877,011
Rheinisch Westfaelisches Elek                     251,500          11,061,917
Siemens                                           245,500          15,232,531
                                                                 ------------
                                                                   41,584,332
                                                                 ------------

--------------------------------------------------------------------------------
Hong Kong: 2.61%
--------------------------------------------------------------------------------
Hong Kong Electric                              2,450,000           8,304,011
Wharf Holdings                                  2,324,000           4,750,220
                                                                 ------------
                                                                   13,054,231
                                                                 ------------

--------------------------------------------------------------------------------
Indonesia: 0.64%
--------------------------------------------------------------------------------
PT Bank Dagang Nasional                        13,359,064           1,855,440
PT Semen Gresik                                 1,355,000           1,317,372
                                                                 ------------
                                                                    3,172,812
                                                                 ------------

--------------------------------------------------------------------------------
Japan: 13.89%
--------------------------------------------------------------------------------
Amano                                             331,000           3,111,731
Canon Electronics                                 332,000           8,065,227
Chiyoda Fire and Marine                           535,000           1,945,050
Eisai Limited                                     513,500           8,074,170
Hitachi Limited                                 1,527,000          11,751,043
Kinki Coca-Cola Bottling                           75,000             898,503
Koito Manufacturing                               630,000           3,773,711
Matsushita Electric                               760,000          12,772,050
Nichido Fire & Marine                             757,000           4,893,421
West Japan Railway                                  4,045          14,167,600
                                                                 ------------
                                                                   69,452,506
                                                                 ------------

                                                   Number         Market Value
                                                of Shares              (U.S.$)
--------------------------------------------------------------------------------
Malaysia: 1.17%
--------------------------------------------------------------------------------
Sime Darby Berhad                               4,100,000         $  5,866,746
                                                                  ------------
                                                                     5,866,746
                                                                  ------------

--------------------------------------------------------------------------------
Netherlands: 6.67%
--------------------------------------------------------------------------------
Elsevier                                          772,000           12,084,167
Koninklijke Van Ommeren                           242,000            8,631,768
Royal Dutch Petroleum                             239,900           12,644,460
                                                                  ------------
                                                                    33,360,395
                                                                  ------------

--------------------------------------------------------------------------------
New Zealand: 3.82%
--------------------------------------------------------------------------------
Carter Holt Harvey Limited                      2,868,400            4,992,794
Telecom Corporation
    of New Zealand                              2,923,000           14,136,905
                                                                  ------------
                                                                    19,129,699
                                                                  ------------

--------------------------------------------------------------------------------
Philippines: 0.93%
--------------------------------------------------------------------------------
Philippine Long Distance
    Telephone Company ADR                         192,000            4,656,000
                                                                  ------------
                                                                     4,656,000
                                                                  ------------

--------------------------------------------------------------------------------
Singapore: 0.58%
--------------------------------------------------------------------------------
Jardine Matheson
    Holdings Limited                              452,278            2,894,579
                                                                  ------------
                                                                     2,894,579
                                                                  ------------

--------------------------------------------------------------------------------
South Korea: 0.33%
--------------------------------------------------------------------------------
Cho Hung Bank
    Limited GDR                                   517,910            1,657,312
                                                                  ------------
                                                                     1,657,312
                                                                  ------------

--------------------------------------------------------------------------------
Spain: 4.93%
--------------------------------------------------------------------------------
Acerinox                                           22,822            3,397,889
Banco Central
    Hispanoamericano S.A.                         351,654            6,553,605
Iberdrola S.A.                                    517,000            6,163,616
Telefonica de Espana                              314,350            8,550,663
                                                                  ------------
                                                                    24,665,773
                                                                  ------------
36 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT

                                                   Number         Market Value
                                                of Shares              (U.S.$)
--------------------------------------------------------------------------------
United Kingdom: 27.32%
--------------------------------------------------------------------------------
Bass                                            1,140,000        $  15,754,786
BG                                                961,300            4,198,914
Blue Circle Industries                          1,670,000            9,805,239
Boots                                           1,063,100           15,537,933
British Airways                                 1,356,000           13,231,507
Cable & Wireless                                1,557,240           12,351,771
Centrica                                          961,300            1,344,619
GKN                                               575,750           12,972,089
Glaxo Wellcome                                    618,711           13,245,623
Great Universal Stores                          1,349,300           16,036,686
Powergen                                        1,145,000           12,687,879
Rio Tinto                                         733,000            9,503,829
                                                                  ------------
                                                                   136,670,875
                                                                  ------------

--------------------------------------------------------------------------------
Total Common Stock
(cost $426,230,867)                                                464,158,305
--------------------------------------------------------------------------------
WARRANTS: 0.01%
--------------------------------------------------------------------------------
Indonesia: 0.01%
--------------------------------------------------------------------------------
PT Bank Dagang Nasional
    2/14/00                                     1,908,437               57,784
--------------------------------------------------------------------------------
Total Warrants
(cost $0)                                                               57,784
--------------------------------------------------------------------------------

                                              Principal
                                                 Amount
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 7.14%
--------------------------------------------------------------------------------
With Chase Manhattan Bank
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $12,665,000 U.S.
  Treasury Notes 5.75%
  due 10/31/00, market
  value $12,680,419)                          $12,416,000           12,416,000
With PaineWebber
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $11,806,000 U.S.
  Treasury Notes 5.125%
  due 2/28/98, market
  value $11,892,718)                           11,646,000           11,646,000
With Prudential Securities
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $11,734,000 U.S.
  Treasury Notes 5.875%
  due 2/28/99, market
  value $11,889,024)                           11,646,000           11,646,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $35,708,000)                                                  35,708,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.95%
(COST $461,938,867)                                               $499,924,089
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 0.05%                                          271,572
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
    31,531,503 SHARES ($0.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT TO
    $15.86 PER SHARE: 100.00%                                     $500,195,661
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1997:
--------------------------------------------------------------------------------
Common stock, $0.01 par value,
  550,000,000 shares authorized
  to the Fund with 50,000,000
  shares allocated to this Portfolio                             $ 444,076,026
Undistributed net investment income*                                15,069,873
Accumulated net realized gain on
  investments                                                        3,079,098
Net unrealized appreciation on
  investments and foreign currencies                                37,970,664
--------------------------------------------------------------------------------
Total Net Assets                                                  $500,195,661
--------------------------------------------------------------------------------
* Undistributed net investment income includes net realized gain on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

ADR = American Depository Receipt
GDR = Global Depository Receipt

See accompanying notes

                                   1997 ANNUAL REPORT o DELAWARE POOLED TRUST 37

--------------------------------------------------------------------------------
Delaware Pooled Trust, Inc; The Labor Select International Equity Portfolio Statement of Net Assets
October 31, 1997

                                                      Number      Market Value
                                                   of Shares           (U.S.$)
--------------------------------------------------------------------------------
COMMON STOCK: 87.52%
--------------------------------------------------------------------------------
Australia: 11.04%
--------------------------------------------------------------------------------
Amcor Limited                                        195,000       $   917,604
Brambles Industries                                   37,200           713,459
CSR Limited                                          300,000         1,039,833
Foster's Brewing Group                               561,572         1,063,645
National Australia Bank                              101,192         1,380,681
National Foods                                       350,334           503,807
                                                                   -----------
                                                                     5,619,029
                                                                   -----------

--------------------------------------------------------------------------------
Belgium: 3.25%
--------------------------------------------------------------------------------
Electrabel S.A                                         7,400         1,654,362
                                                                   -----------
                                                                     1,654,362
                                                                   -----------

--------------------------------------------------------------------------------
France: 7.82%
--------------------------------------------------------------------------------
Alcatel Alsthom                                       11,726         1,410,086
Elf Aquitaine                                         12,699         1,566,586
Societe Generale                                       7,359         1,004,459
                                                                   -----------
                                                                     3,981,131
                                                                   -----------

--------------------------------------------------------------------------------
Germany: 8.38%
--------------------------------------------------------------------------------
Bayer                                                 39,150         1,407,538
Continental                                           28,300           674,474
Rheinisch Westfaelisches Elek                         23,200         1,020,423
Siemens                                               18,750         1,163,381
                                                                   -----------
                                                                     4,265,816
                                                                   -----------

--------------------------------------------------------------------------------
Japan: 11.68%
--------------------------------------------------------------------------------
Canon Electronics                                     34,000           825,957
Eisai Limited                                         60,000           943,428
Kinki Coca-Cola Bottling                              23,000           275,541
Koito Manufacturing                                   88,000           527,121
Matsushita Electric                                   55,000           924,293
Nichido Fire & Marine                                118,000           762,779
West Japan Railway                                       400         1,400,999
Yokohama Reito                                        34,000           285,691
                                                                   -----------
                                                                     5,945,809
                                                                   -----------

                                                      Number      Market Value
                                                   of Shares           (U.S.$)
--------------------------------------------------------------------------------
Netherlands: 7.18%
--------------------------------------------------------------------------------
Elsevier                                              85,900       $ 1,344,598
Koninklijke Van Ommeren                               17,000           606,364
Royal Dutch Petroleum                                 29,360         1,547,484
Unilever                                               2,880           152,536
                                                                   -----------
                                                                     3,650,982
                                                                   -----------

--------------------------------------------------------------------------------
New Zealand: 3.33%
--------------------------------------------------------------------------------
Carter Holt Harvey Limited                           198,000           344,643
Telecom Corporation
    of New Zealand                                   279,000         1,349,366
                                                                   -----------
                                                                     1,694,009
                                                                   -----------

--------------------------------------------------------------------------------
Spain: 6.11%
--------------------------------------------------------------------------------
Acerinox S.A                                           4,135           615,646
Banco Central
    Hispanoamericano S.A                              69,180         1,289,274
Iberdrola S.A                                        101,000         1,204,111
                                                                   -----------
                                                                     3,109,031
                                                                   -----------

--------------------------------------------------------------------------------
United Kingdom: 28.73%
--------------------------------------------------------------------------------
Associated British Food                              149,000         1,185,587
Bass                                                 122,500         1,692,948
BG                                                   199,250           870,315
Blue Circle Industries                               145,150           852,234
Boots                                                136,100         1,989,194
British Airways                                      110,800         1,081,159
Centrica                                              74,250           103,857
GKN                                                   91,000         2,050,300
Glaxo Wellcome                                        66,260         1,418,522
Great Universal Stores                                72,000           855,734
Powergen                                              88,250           977,909
Rio Tinto                                             45,950           595,772
Taylor Woodrow                                       306,750           948,057
                                                                   -----------
                                                                    14,621,588
                                                                   -----------

--------------------------------------------------------------------------------
Total Common Stock
(cost $39,876,479)                                                  44,541,757
--------------------------------------------------------------------------------

38 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT

                                                   Principal       Market Value
                                                    Amount           (U.S.$)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 9.83%
--------------------------------------------------------------------------------
With Chase Manhattan Bank
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $1,775,000 U.S.
  Treasury Notes 5.75%
  due 10/31/00, market
  value $1,777,702)                               $1,740,000      $  1,740,000
With PaineWebber
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $1,655,000 U.S.
  Treasury Notes 5.125%
  due 2/28/98, market
  value $1,667,272)                                1,633,000        1,633,000
With Prudential Securities
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $1,645,000 U.S.
  Treasury Notes 5.875%
  due 2/28/99, market
  value $1,666,754)                                1,633,000        1,633,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $5,006,000)                                                   5,006,000
--------------------------------------------------------------------------------

TOTAL MARKET VALUE OF SECURITIES: 97.35%
(COST $44,882,479)                                                $49,547,757
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 2.65%                                       1,347,948
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
    3,918,785 SHARES ($0.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT
    TO $12.99 PER SHARE: 100.00%                                  $50,895,705
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1997:
--------------------------------------------------------------------------------
Common stock $0.01 par value,
  550,000,000 shares authorized
  to the Fund with 50,000,000
  shares allocated to this Portfolio                             $ 45,210,077
Undistributed net investment income*                                1,302,847
Accumulated net realized loss on
    investments                                                      (246,301)
Net unrealized appreciation of
    investments and foreign currencies                              4,629,082
--------------------------------------------------------------------------------
Total Net Assets                                                  $50,895,705
--------------------------------------------------------------------------------

* Undistributed net investment income includes net realized gains on foreign currencies.Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes

                                   1997 ANNUAL REPORT o DELAWARE POOLED TRUST 39

--------------------------------------------------------------------------------
Delaware Pooled Trust, Inc: The Emerging Markets Portfolio
Statement of Net Assets
October 31, 1997

                                                  Number         Market Value
                                               of Shares              (U.S.$)
--------------------------------------------------------------------------------
COMMON STOCK: 92.63%
--------------------------------------------------------------------------------
Argentina: 4.19%
--------------------------------------------------------------------------------
Central Puerto S.A. Class B                         72,900        $   160,473
Transportadora de Gas
    del sur, S.A. Class B                          110,000            209,121
YPF Sociedad Anonima                                 2,800             88,812
YPF Sociedad Anonima ADR                            10,000            320,000
                                                                   ----------
                                                                      778,406
                                                                   ----------

--------------------------------------------------------------------------------
Brazil: 10.40%
--------------------------------------------------------------------------------
Aracruz Celulose S.A. ADR                           20,400            306,000
Centrais Electricas de Santa
    Catarina S.A. GDR                                  620             74,326
Centrais Electricas de Santa
    Catrina S.A.                                       250             27,212
Companhia Energetica de
    Minas Gerais S.A. GDR                            4,800            186,768
Companhia Paranaense de
    Energia Copel S.A. ADR                          20,000            238,750
Metalurgica Gerdau                               8,600,000            342,409
*Rossi Residential GDR                              22,000            159,500
*Telecommunicacoes Brasileiras
    S.A. ADR                                         3,800            385,700
Usinas Siderurgicas de Minas
    Gerais S.A. ADR                                 29,000            209,960
                                                                   ----------
                                                                    1,930,625
                                                                   ----------

--------------------------------------------------------------------------------
Chile: 4.86%
--------------------------------------------------------------------------------
Administradora de Fondos de
    Pensiones Provida S.A. ADR                      14,560            243,880
Banco BHIF ADR                                       9,410            162,911
Cia del Telecomunicaciones de
    Chile S.A. ADR                                   8,300            230,325
Empresa Nacional Electricidad
    S.A. ADR                                        13,200            265,650
                                                                   ----------
                                                                      902,766
                                                                   ----------

--------------------------------------------------------------------------------
Egypt: 0.98%
--------------------------------------------------------------------------------
Paints and Chemical GDR                             18,170            181,700
                                                                   ----------
                                                                      181,700
                                                                   ----------

                                                  Number         Market Value
                                               of Shares              (U.S.$)
--------------------------------------------------------------------------------
Greece: 2.96%
--------------------------------------------------------------------------------
Attica Enterprises S.A.                             23,000        $   242,634
Hellenic Bottling Company S.A.                       7,450            307,535
                                                                   ----------
                                                                      550,169
                                                                   ----------

--------------------------------------------------------------------------------
Hong Kong: 6.60%
--------------------------------------------------------------------------------
*First Tractor                                     450,000            349,288
Guangdong Kelon Electric
    Holding                                        282,000            357,516
Guangshen Railway                                  766,000            237,827
Northeast Electrical
    Transmission & Transformation
    Machinery Manufacturing
    Limited                                         28,000              4,962
*Shenzhen Expressway                             1,286,000            276,166
                                                                   ----------
                                                                    1,225,759
                                                                   ----------

--------------------------------------------------------------------------------
Hungary: 2.21%
--------------------------------------------------------------------------------
Mol Magyar Olaj-es GDR                               4,200             90,621
Mol Magyar Olaj-es
    Gazipari Rt GDR                                  4,250             92,225
Richter Gedeon Rt GDR                                2,450            227,238
                                                                   ----------
                                                                      410,084
                                                                   ----------

--------------------------------------------------------------------------------
India: 5.99%
--------------------------------------------------------------------------------
Gujarat Ambuja Cement GDR                           13,100            110,368
India Fund, (The)                                   46,600            384,450
Larsen & Toubro GDR                                 14,600            154,395
Tata Engineering &
    Locomotive Limited GDR                          44,550            463,320
                                                                   ----------
                                                                    1,112,533
                                                                   ----------

--------------------------------------------------------------------------------
Indonesia: 3.21%
--------------------------------------------------------------------------------
PT Bank Dagang National                            570,000             79,167
PT Semen Gresik                                    122,000            118,612
PT United Tractors                                  69,000             47,917
Videsh Sanchar Nigam Limited                        25,350            349,830
                                                                   ----------
                                                                      595,526
                                                                   ----------

--------------------------------------------------------------------------------
Israel: 3.25%
--------------------------------------------------------------------------------
Bank Hapoalim                                      109,600            259,471
Israel Chemicals Limited                           274,400            344,238
                                                                   ----------
                                                                      603,709
                                                                   ----------

--------------------------------------------------------------------------------
Luxemburg: 0.33%
--------------------------------------------------------------------------------
Quilmes Industrial S.A. ADR                          4,980             61,628
                                                                   ----------
                                                                       61,628
                                                                   ----------
40 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT

                                                  Number         Market Value
                                               of Shares              (U.S.$)
--------------------------------------------------------------------------------
Malaysia: 7.39%
--------------------------------------------------------------------------------
Leader Universal Holdings                          154,000         $   93,653
Petronas Dagangan Berhad                           283,000            393,138
Public Finance Berhad                               95,000             46,445
Resorts World Berhad                               206,000            365,390
Rothmans of Pall Mall Berhad                        53,000            422,641
Sime Darby Berhad                                   36,000             51,513
                                                                   ----------
                                                                    1,372,780
                                                                   ----------

--------------------------------------------------------------------------------
Mexico: 8.90%
--------------------------------------------------------------------------------
ALFA, S.A. de C.V. Class A                          50,300            367,393
Cemex S.A. de C.V. Class B                          74,400            323,401
Grupo Minsa ADR                                      5,900             38,350
Grupo Minsa S.A. Class C                           163,750            116,686
Telefonos de Mexico S.A.                             8,800            380,600
Vitro S.A. ADR                                      35,700            426,169
                                                                   ----------
                                                                    1,652,599
                                                                   ----------

--------------------------------------------------------------------------------
Peru: 5.21%
--------------------------------------------------------------------------------
Banco de Credito del Peru                          103,798            126,163
Cementos Lima S.A.                                  17,800            370,424
Creditcorp Limited                                  10,600            190,138
Telefonica del Peru S.A. ADR                        14,170            279,858
                                                                   ----------
                                                                      966,583
                                                                   ----------

--------------------------------------------------------------------------------
Philippines: 2.72%
--------------------------------------------------------------------------------
Philippine Long Distance
    Telephone Company ADR                           20,800            504,400
                                                                   ----------
                                                                      504,400
                                                                   ----------

--------------------------------------------------------------------------------
Poland: 2.03%
--------------------------------------------------------------------------------
Elektrim Spolka Akcyjna                             39,960            376,094
                                                                   ----------
                                                                      376,094
                                                                   ----------

--------------------------------------------------------------------------------
Russia: 3.56%
--------------------------------------------------------------------------------
Gazprom ADR                                          8,200            177,284
*Gazprom ADR Reg. S                                  5,300            117,263
Lukoil Holding ADR                                   1,820            154,809
Mosenergo ADR Reg. S                                 3,400            151,708
Mosenergo ADR                                        1,350             60,237
                                                                   ----------
                                                                      661,301
                                                                   ----------

--------------------------------------------------------------------------------
Slovenia: 0.47%
--------------------------------------------------------------------------------
Blagovno Trgovinski
    Center GDR                                       3,460             29,410
*SKB Banka GDR                                       3,600             58,230
                                                                   ----------
                                                                       87,640
                                                                   ----------

                                                  Number         Market Value
                                               of Shares              (U.S.$)
--------------------------------------------------------------------------------
South Africa: 5.30%
--------------------------------------------------------------------------------
Amalgamated Banks of
    South Africa                                    30,400       $    179,899
Anglo American Corporation
    of South Africa Limited                          4,750            205,148
Sappi Limited                                       37,600            238,122
Sasol Limited                                       30,000            361,294
                                                                   ----------
                                                                      984,463
                                                                   ----------

--------------------------------------------------------------------------------
South Korea: 1.68%
--------------------------------------------------------------------------------
Cho Hung Bank Limited GDR                           18,700             59,840
Korea Electric Power ADR                            11,600             87,348
Pohang Iron & Steel
    Limited ADR                                     10,000            162,500
                                                                   ----------
                                                                      309,688
                                                                   ----------

--------------------------------------------------------------------------------
Taiwan: 2.25%
--------------------------------------------------------------------------------
*Asia Cement GDR                                    20,000            222,500
*Yageo GDR                                          18,900            194,954
                                                                   ----------
                                                                      417,454
                                                                   ----------

--------------------------------------------------------------------------------
Thailand: 2.49%
--------------------------------------------------------------------------------
**Hana Microelectronics
    Public Co. Limited                              41,800            141,062
K.R. Precision                                      16,700            122,660
Ruang Khao 2 Fund                                  715,600            102,990
Thai Reinsurance Public
    Co. Limited                                     49,500             95,806
                                                                   ----------
                                                                      462,518
                                                                   ----------

--------------------------------------------------------------------------------
Turkey: 3.55%
--------------------------------------------------------------------------------
Haci Omer Sabanci Holdings                          27,953            374,011
Netas-Northern Eleckrik
    Telekomunikayson A.S.                          950,000            284,240
                                                                   ----------
                                                                      658,251
                                                                   ----------

--------------------------------------------------------------------------------
Venezuela: 2.10%
--------------------------------------------------------------------------------
*Compania Anonima Nacional
    Telefonos de Venezuela                           8,900            389,375
                                                                   ----------
                                                                      389,375
                                                                   ----------

--------------------------------------------------------------------------------
Total Common Stock
(cost $20,852,842)                                                 17,196,051
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARRANTS: 0.01%
--------------------------------------------------------------------------------
Hong Kong: 0.01%
--------------------------------------------------------------------------------
Guangdong Investment
    7/99                                             9,200              1,428
--------------------------------------------------------------------------------
Total Warrants
(cost $0)                                                               1,428
--------------------------------------------------------------------------------


                                   1997 ANNUAL REPORT o DELAWARE POOLED TRUST 41

                                                 Principal         Market Value
                                                  Amount              (U.S.$)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 4.24%
--------------------------------------------------------------------------------
With Chase Manhattan Bank
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $279,000 U.S.
  Treasury Notes 5.75%
  due 10/31/00, market
  value $279,830)                                 $274,000        $   274,000
With PaineWebber
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $261,000 U.S.
  Treasury Notes 5.125%
  due 2/28/98, market
  value $262,447)                                  257,000            257,000
With Prudential Securities
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $259,000 U.S.
  Treasury Notes 5.875%
  due 2/28/99, market
  value $262,366)                                  257,000            257,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $788,000)                                                       788,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 96.88%
(COST $21,640,842)                                                $17,985,479
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 3.12%                                         579,121
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
    2,018,979 SHARES OUTSTANDING;
    EQUIVALENT TO $9.20
    PER SHARE: 100.00%                                            $18,564,600
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1997:
  Common stock, $0.01 par value,
  550,000,000 shares authorized
  to the Fund with 50,000,000
  shares allocated to this Portfolio                             $ 21,911,196
Undistributed net investment income***                                 34,275
Accumulated net realized gain on
    investments                                                       275,884
Net unrealized depreciation on
    investments and foreign currencies                             (3,656,755)
--------------------------------------------------------------------------------
Total Net Assets                                                  $18,564,600
--------------------------------------------------------------------------------

* Non-income producing security.
** Includes 1 for 1 Rights exercised at 10 bhats each.
*** Undistributed net investment income includes net realized gain (loss) on foreign currencies. Net realized gains on foreign currencies, if any, are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

ADR = American Depository Receipt
GDR = Global Depository Receipt

See accompanying notes


42 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT

Delaware Pooled Trust, Inc.: The Global Equity Portfolio
Statement of Net Assets
October 31, 1997
                                        Number           Market Value
                                        of Shares          (U.S.$)
---------------------------------------------------------------------
COMMON STOCK: 96.44%
---------------------------------------------------------------------
Australia: 8.31%
---------------------------------------------------------------------
Amcor Limited                             11,300      $    53,174
CSR Limited                               20,000           69,322
Foster's Brewing Group                    32,500           61,557
National Australia Bank                    3,900           53,212
                                                         --------
                                                          237,265
                                                         --------
---------------------------------------------------------------------
Belgium: 2.74%
---------------------------------------------------------------------
Electrabel                                   350           78,247
                                                         --------
                                                           78,247
                                                         --------
---------------------------------------------------------------------
France: 5.49%
---------------------------------------------------------------------
Alcatel Alsthom                              210           25,253
Compagnie de Saint Gobain                    250           35,765
Elf Aquitaine                                500           61,681
Societe Generale                             250           34,124
                                                         --------
                                                          156,823
                                                         --------
---------------------------------------------------------------------
Germany: 6.63%
---------------------------------------------------------------------
Bayer                                      1,700           61,119
Rheinisch Westfaelisches Elek              1,150           50,581
Siemens                                    1,250           77,559
                                                         --------
                                                          189,259
                                                         --------
---------------------------------------------------------------------
Hong Kong: 1.65%
---------------------------------------------------------------------
Hong Kong Electric                         8,500           28,810
Wharf Holdings                             9,000           18,396
                                                         --------
                                                           47,206
                                                         --------
---------------------------------------------------------------------
Indonesia: 0.48%
---------------------------------------------------------------------
PT Bank
    Internasional Indonesia               63,000           13,563
                                                         --------
                                                           13,563
                                                         --------
---------------------------------------------------------------------
Japan: 3.89%
---------------------------------------------------------------------
Canon Electronics                          1,000           24,293
Eisai Limited                              1,000           15,724
Koito Manufacturing                        6,000           35,940
West Japan Railway                            10           35,025
                                                         --------
                                                          110,982
                                                         --------

                                        Number           Market Value
                                        of Shares          (U.S.$)
---------------------------------------------------------------------

Malaysia: 0.75%
---------------------------------------------------------------------
Sime Darby Berhad                         15,000       $   21,464
                                                         --------
                                                           21,464
                                                         --------
---------------------------------------------------------------------
Netherlands: 1.50%
---------------------------------------------------------------------
Royal Dutch Petroleum                        810           42,693
                                                         --------
                                                           42,693
                                                         --------
---------------------------------------------------------------------
New Zealand: 3.32%
---------------------------------------------------------------------
Carter Holt Harvey                        17,500           30,461
Telecom Corporation
    of New Zealand                        13,300           64,325
                                                         --------
                                                           94,786
                                                         --------
---------------------------------------------------------------------
Singapore: 1.08%
---------------------------------------------------------------------
Jardine Matheson Holdings
    Limited                                4,800           30,720
                                                         --------
                                                           30,720
                                                         --------
---------------------------------------------------------------------
Spain: 2.01%
---------------------------------------------------------------------
Iberdrola S.A.                             2,300           27,420
Telefonica de Espana                       1,100           29,921
                                                         --------
                                                           57,341
                                                         --------
---------------------------------------------------------------------
United Kingdom: 22.41%
---------------------------------------------------------------------
Associated British Food                    4,300           34,215
Bass                                       5,200           71,864
Blue Circle Industries                     9,800           57,540
Boots                                      6,100           89,156
Cable & Wireless                           8,200           65,041
GKN                                        4,200           94,629
Glaxo Wellcome                             4,000           85,634
Powergen                                   6,800           75,352
Taylor Woodrow                            21,500           66,449
                                                         --------
                                                          639,880
                                                         --------

                                  1997 Annual Report o Delaware Pooled Trust 43

                                        Number           Market Value
                                        of Shares          (U.S.$)
---------------------------------------------------------------------
United States: 36.18%
---------------------------------------------------------------------
American Home Products                    700           $  51,887
AON                                       600              32,362
Bausch & Lomb                           1,000              39,250
Baxter International                      700              32,375
Chase Manhattan                           600              69,225
CoreStates Financial                      500              36,375
Eastman Kodak                             700              41,912
Eaton                                     500              48,312
Fannie Mae                                900              43,594
Frontier                                1,800              38,925
General Motors                            900              57,769
Heinz (H.J.)                              700              32,506
May Department Stores                   1,000              53,875
McGraw-Hill                               800              52,300
Mellon Bank                             1,000              51,562
Olin                                    1,000              45,437
Philip Morris                           1,000              39,625
Pitney Bowes                              800              63,450
Summit Bancorp                          1,500              64,031
Ultramar Diamond Shamrock               1,300              40,138
Union Pacific                             900              55,125
USX-Marathon Group                      1,200              42,900
                                                        ---------
                                                        1,032,935
                                                        ---------
---------------------------------------------------------------------
Total Common Stock
(cost $2,912,631)                                       2,753,164
=====================================================================


                                      Principal
                                        Amount
---------------------------------------------------------------------
REPURCHASE AGREEMENTS: 3.57%
---------------------------------------------------------------------
  With Chase Manhattan Bank
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $36,000 U.S.
  Treasury Notes 5.75%
  due 10/31/00, market
  value $36,222)                      $36,000              36,000
  With PaineWebber
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $33,000 U.S.
  Treasury Notes 5.125%
  due 2/28/98, market
         value $33,972)                33,000              33,000
---------------------------------------------------------------------

                                      Principal          Market Value
                                        Amount              (U.S.$)
---------------------------------------------------------------------
  With Prudential Securities
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $33,000 U.S.
  Treasury Notes 5.875%
  due 2/28/99, market
  value $33,961)                      $33,000          $   33,000
---------------------------------------------------------------------
Total Repurchase Agreements
(cost $102,000)                                           102,000
=====================================================================
---------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.01%
(COST $3,014,631)                                      $2,855,164
=====================================================================
---------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
    AND OTHER ASSETS: (0.01%)                                (279)
=====================================================================
---------------------------------------------------------------------
NET ASSETS APPLICABLE TO
    351,701 SHARES ($0.01 PAR
    VALUE) OUTSTANDING;
    EQUIVALENT TO $8.12 PER
    SHARE: 100.00%                                     $2,854,885
=====================================================================
---------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1997:
---------------------------------------------------------------------
  Common stock, $0.01 par value,
  550,000,000 shares authorized
  to the Fund with 50,000,000
  shares allocated to this Portfolio                  $ 3,000,009
  Undistributed net investment income*                     14,343
Net unrealized depreciation on
    investments and foreign currencies                   (159,467)
---------------------------------------------------------------------
Total Net Assets                                       $2,854,885
=====================================================================

* Undistributed net investment income includes net realized gain on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes

44 Delaware Pooled Trust o 1997 Annual Report

==========================================================================
Delaware Pooled Trust, Inc.: The Global Fixed Income Portfolio
Statement of Net Assets
October 31, 1997
                                            Principal         Market Value
                                            Amount*            (U.S.$)
--------------------------------------------------------------------------
BONDS: 93.86%
--------------------------------------------------------------------------
Canada: 8.06%
--------------------------------------------------------------------------
Autobahn Schnell,
8.50%, 3/3/03                             C$ 2,000,000      $  1,608,784
European Investment Bank,
8.875%, 3/27/02                              2,000,000         1,620,313
Export-Import Bank of Japan,
7.75%, 10/8/02                               2,000,000         1,557,345
General Electric Capital
of Canada,
7.125%, 2/12/04                              4,000,000         3,066,799
Government of Canada,
10.25%, 3/15/14                             16,000,000        16,616,069
KFW International Finance,
6.50%, 12/28/01                              2,000,000         1,481,074
Kansai International Airport,
8.00%, 7/2/03                                4,000,000         3,169,676
Kingdom of Norway,
8.375%, 1/27/03                              5,000,000         3,995,353
Ontario Hydro,
10.00%, 3/19/01                              2,000,000         1,638,050
                                                             -----------
                                                              34,753,463
                                                             -----------
--------------------------------------------------------------------------
Denmark: 1.92%
--------------------------------------------------------------------------
Kingdom of Denmark,
7.00%, 12/15/04                          Dk 10,000,000         1,624,118
Kingdom of Denmark,
8.00%, 11/15/01                             40,000,000         6,663,827
                                                             -----------
                                                               8,287,945
                                                             -----------
--------------------------------------------------------------------------
Germany: 13.12%
--------------------------------------------------------------------------
Baden Wurt L-Finance NV,
5.25%, 9/26/01                          Dem 15,000,000         8,850,391
Baden Wurt L-Finance NV,
6.625%, 8/20/03                             18,000,000        11,064,077
Bundesrepublik Deutscheland,
5.75%, 8/22/00                              15,000,000         8,949,551
Bundesrepublik Deutschland,
6.50%, 7/15/03                              14,000,000         8,631,371
Bundesrepublik Deutschland,
6.50%, 10/14/05                             10,000,000         6,165,845
Bundesrepublik Deutscheland,
8.375%, 5/21/01                              7,000,000         4,519,049

                                            Principal         Market Value
                                            Amount*            (U.S.$)
--------------------------------------------------------------------------
International Bank
Reconstruction &
Development,
6.125%, 9/27/02                          Dem 8,000,000     $   4,829,226
Republic of Finland,
5.50%, 2/9/01                                6,000,000         3,540,157
                                                             -----------
                                                              56,549,667
                                                             -----------
--------------------------------------------------------------------------
Italy: 5.54%
--------------------------------------------------------------------------
Italian Government,
6.00%, 2/15/00                       Itl 1,000,000,000           597,430
Italian Government,
6.75%, 2/1/07                            5,000,000,000         3,068,556
Italian Government,
9.50%, 2/1/01                           19,500,000,000        12,767,953
Italian Government,
12.00%, 1/1/03                          10,000,000,000         7,454,903
                                                             -----------
                                                              23,888,842
                                                             -----------
--------------------------------------------------------------------------
Japan: 6.84%
--------------------------------------------------------------------------
Federal National
Mortgage Association,
2.00%, 12/20/99                        Jpy 350,000,000         2,993,709
International Bank
Reconstruction
& Development,
4.50%, 6/20/00                             870,000,000         7,943,638
Japan Development Bank,
6.50%, 9/20/01                             400,000,000         4,016,224
Kingdom of Belgium,
5.00%, 12/17/99                            250,000,000         2,269,655
Kingdom of Spain,
5.75%, 3/23/02                             360,000,000         3,579,036
Republic of Italy,
3.50%, 6/20/01                             960,000,000         8,670,552
                                                             -----------
                                                              29,472,814
                                                             -----------
--------------------------------------------------------------------------
Netherlands: 11.56%
--------------------------------------------------------------------------
Netherlands Government,
7.50%, 1/15/23                          Nlg 11,000,000         6,613,549
Netherlands Government,
8.25%, 9/15/07                              39,500,000        24,255,453
Netherlands Government,
9.00%, 5/15/00                              33,500,000        18,980,754
                                                             -----------
                                                              49,849,756
                                                             -----------

                                 1997 Annual Report o Delaware Pooled Trust 45

                                            Principal         Market Value
                                            Amount*            (U.S.$)
--------------------------------------------------------------------------
New Zealand: 8.54%
--------------------------------------------------------------------------
Government of
New Zealand,
8.00%, 2/15/01                         NZ$ 12,500,000         $  8,044,928
Government of
New Zealand,
8.00%, 4/15/04                             25,000,000           16,660,220
Government of
New Zealand,
8.00%, 11/15/06                            17,700,000           12,101,281
                                                              ------------
                                                                36,806,429
                                                              ------------
--------------------------------------------------------------------------
Spain: 2.66%
--------------------------------------------------------------------------
Spanish Government,
0.00%, 1/31/01                      Esp 1,000,000,000            6,729,700
Spanish Government,
0.00%, 1/31/08                            700,000,000            4,722,301
                                                              ------------
                                                                11,452,001
                                                              ------------
--------------------------------------------------------------------------
Sweden: 2.87%
--------------------------------------------------------------------------
Nordic Investment Bank,
10.25%, 1/7/99                           Sk 8,000,000            1,125,766
Swedish Government,
9.00%, 4/20/09                             20,000,000            3,206,182
Swedish Government,
10.25%, 5/5/03                             30,000,000            4,774,221
Swedish Government,
13.00%, 6/15/01                            20,000,000            3,281,348
                                                              ------------
                                                                12,387,517
                                                              ------------
--------------------------------------------------------------------------
United Kingdom: 5.53%
--------------------------------------------------------------------------
Abbey National Treasury,
8.00%, 4/2/03                           Gbp 2,500,000            4,337,068
Anglian Water,
12.00%, 1/7/14                                800,000            1,913,859
Barclays Bank,
6.50%, 2/16/04                              3,500,000            5,701,792
Glaxo Wellcome,
8.75%, 12/1/05                              2,500,000            4,596,193
Southern Electric,
10.25%, 3/27/02                             1,000,000            1,851,041
Tesco,
8.75%, 2/20/03                              1,750,000            3,122,061
UK Treasury,
8.00%, 6/10/03                              1,300,000            2,313,120
                                                              ------------
                                                                23,835,134
                                                              ------------

                                            Principal         Market Value
                                            Amount*            (U.S.$)
--------------------------------------------------------------------------
United States: 27.22%
--------------------------------------------------------------------------
J. Sainsbury,
6.25%, 3/27/02                            $ 1,600,000        $   1,594,000
Korea Electric Power,
6.375%, 12/1/03                             3,600,000            3,325,500
Matsushita Electric,
7.25%, 8/1/02                               3,200,000            3,336,000
Republic of Finland,
7.875%, 7/28/04                             3,200,000            3,494,000
U.S.Treasury Inflation
Index Note,
3.375%, 1/15/07                            11,649,845           11,493,270
U.S. Treasury Note,
6.125%, 7/31/00                            20,000,000           20,210,998
U.S. Treasury Note,
6.25%, 2/15/03                             32,000,000           32,643,517
U.S. Treasury Notes,
7.50%, 11/15/01                            21,000,000           22,290,028
U.S. Treasury Note,
7.875%, 11/15/04                           17,000,000           18,940,378
                                                              ------------
                                                               117,327,691
                                                              ------------
--------------------------------------------------------------------------
Total Bonds
(cost $400,623,349)                                            404,611,259
==========================================================================
--------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 7.76%
--------------------------------------------------------------------------
  With Chase Manhattan Bank
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $11,869,000 U.S.
  Treasury Notes 5.75%
  due 10/31/00, market
  value $11,883,543)                       11,636,000           11,636,000
  With PaineWebber
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $11,064,000 U.S.
  Treasury Notes 5.125%
  due 2/28/98, market
  value $11,145,343)                       10,914,000           10,914,000
  With Prudential Securities
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $10,997,000 U.S.
  Treasury Notes 5.875%
  due 2/28/99, market
  value $11,141,881)                       10,914,000           10,914,000
--------------------------------------------------------------------------
Total Repurchase Agreements
(cost $33,464,000)                                              33,464,000
==========================================================================

46 Delaware Pooled Trust o 1997 Annual Report

TOTAL MARKET VALUE OF SECURITIES: 101.62%
(COST $434,087,349)                                           $438,075,259
==========================================================================
--------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
    AND OTHER ASSETS: (1.62%)                                   (6,999,656)
==========================================================================
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
    38,434,761 SHARES ($0.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT TO
    $11.22 PER SHARE: 100.00%                                 $431,075,603
==========================================================================
--------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1997:
--------------------------------------------------------------------------
  Common stock, $0.01 par value,
  550,000,000 shares authorized
  to the Fund with 50,000,000
  shares allocated to this Portfolio                         $ 413,259,701
  Undistributed net investment income**                          7,169,248
  Accumulated net realized gain on
  investments                                                    6,591,083
  Net unrealized apppreciation on
  investments and foreign currencies                             4,055,571
--------------------------------------------------------------------------
Total Net Assets                                              $431,075,603
==========================================================================

* Principal amount is stated in the currency in which each security is denominated:
C$ = Canadian Dollars
Dem = German Deutsche Marks
Dk = Danish Kroner
Esp = Spanish Pesetas
Gbp = British Pounds
Itl = Italian Lire
Jpy = Japanese Yen
Nlg = Dutch Guilders
NZ$ = New Zealand Dollars
Sk = Swedish Kroner
$ = U.S. Dollars

** Undistributed net investment income includes net realized gain on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes

==========================================================================
Delaware Pooled Trust, Inc.:
The International Fixed Income Portfolio
Statement of Net Assets
October 31, 1997
                                           Principal          Market Value
                                           Amount*                 (U.S.$)
--------------------------------------------------------------------------
BONDS: 94.92%
--------------------------------------------------------------------------
Canada: 9.04%
--------------------------------------------------------------------------
Abbey National
Treasury Service,
6.75%, 2/25/04                            C$ 500,000           $   372,869
CHUBU Electric Power,
7.375%, 3/30/01                              500,000               374,735
General Electric
Capital of Canada,
7.125%, 2/12/04                              800,000               613,360
Government of Canada,
7.50%, 12/1/03                               700,000               555,962
Government of Canada,
8.75%, 12/1/05                               950,000               821,700
Government of Canada,
10.25%, 3/15/14                              300,000               311,551
                                                                ----------
                                                                 3,050,177
                                                                ----------
--------------------------------------------------------------------------
Denmark: 2.93%
--------------------------------------------------------------------------
Kingdom of Denmark,
7.00%, 12/15/04                         Dk 3,000,000               487,235
Kingdom of Denmark,
8.00%, 11/15/01                            3,000,000               499,787
                                                                ----------
                                                                   987,022
                                                                ----------
--------------------------------------------------------------------------
Germany: 24.25%
--------------------------------------------------------------------------
Baden Wurt L-Finance NV,
5.25%, 9/26/01                         Dem 2,000,000             1,180,052
Baden Wurt L-Finance NV,
6.625%, 8/20/03                              900,000               553,204
Bayerische Vereinsbank,
6.50%, 6/6/05                                800,000               487,794
Bundesrepublik Deutschland,
6.50%, 7/15/03                             4,000,000             2,466,106
Bundesrepublik Deutschland,
6.50%, 10/14/05                              700,000               431,609
Bundesrepublik Deutscheland,
8.375%, 5/21/01                            2,000,000             1,291,157
DSL Finance NV,
6.00%, 2/21/06                               700,000               413,018
Republic of Finland,
5.50%, 2/9/01                              2,300,000             1,357,060
                                                                ----------
                                                                 8,180,000
                                                                ----------

                                 1997 Annual Report o Delaware Pooled Trust 47

                                           Principal          Market Value
                                           Amount*                 (U.S.$)
--------------------------------------------------------------------------
Italy: 8.07%
--------------------------------------------------------------------------
Deutsche Bank
Finance NV,
8.25%, 1/7/04                      Itl 1,800,000,000          $  1,182,562
Italian Government,
6.75%, 2/1/07                            200,000,000               122,742
Italian Government,
12.00%, 1/1/03                         1,900,000,000             1,416,432
                                                                ----------
                                                                 2,721,736
                                                                ----------
--------------------------------------------------------------------------
Japan: 13.36%
--------------------------------------------------------------------------
Federal National
Mortgage Association,
2.00%, 12/20/99                       Jpy 40,000,000               342,138
International Bank
Reconstruction &
Development,
4.50%, 6/20/00                           140,000,000             1,278,287
Japan Development Bank,
5.00%, 10/1/99                            80,000,000               720,882
Japan Development Bank,
6.50%, 9/20/01                            50,000,000               502,028
Kingdom of Belgium,
5.00%, 12/17/99                           30,000,000               272,359
Kingdom of Spain,
5.75%, 3/23/02                           140,000,000             1,391,847
                                                                ----------
                                                                 4,507,541
                                                                ----------
--------------------------------------------------------------------------
Netherlands: 12.62%
--------------------------------------------------------------------------
Netherlands Government,
7.50%, 1/15/23                          Nlg  600,000               360,739
Netherlands Government,
8.25%, 9/15/07                             4,500,000             2,763,279
Netherlands Government,
9.00%, 5/15/00                             2,000,000             1,133,179
                                                                ----------
                                                                 4,257,197
                                                                ----------
--------------------------------------------------------------------------
New Zealand: 9.57%
--------------------------------------------------------------------------
Government of
New Zealand,
8.00%, 4/15/04                           NZ$ 500,000               333,204
Government of
New Zealand,
8.00%, 11/15/06                            2,450,000             1,676,261
Government of
New Zealand,
10.00%, 3/15/02                            1,750,000             1,220,610
                                                                ----------
                                                                 3,230,075
                                                                ----------

                                           Principal          Market Value
                                           Amount*                 (U.S.$)
--------------------------------------------------------------------------
Spain: 3.99%
--------------------------------------------------------------------------
Spanish Government,
0.00%, 1/31/01                       Esp 150,000,000          $  1,009,455
Spanish Government,
0.00%, 1/31/08                            50,000,000               337,307
                                                                ----------
                                                                 1,346,762
                                                                ----------
--------------------------------------------------------------------------
Sweden: 3.03%
--------------------------------------------------------------------------
Swedish Government,
8.00%, 8/15/07                          Sk 2,500,000               371,813
Swedish Government,
9.00%, 4/20/09                             1,500,000               240,464
Swedish Government,
13.00%, 6/15/01                            2,500,000               410,169
                                                                ----------
                                                                 1,022,446
                                                                ----------
--------------------------------------------------------------------------
United Kingdom: 8.06%
--------------------------------------------------------------------------
Anglian Water,
12.00%, 1/7/14                           Gbp 100,000               239,232
Midland Bank,
9.00%, 11/23/05                              400,000               731,203
SmithKline Beecham Notes,
8.375%, 12/29/00                             150,000               258,811
Thames Water Utilities,
10.50%, 11/21/01                             400,000               741,254
UK Treasury,
8.50%, 12/7/05                               400,000               748,164
                                                                ----------
                                                                 2,718,664
                                                                ----------
--------------------------------------------------------------------------
Total Bonds
(cost $31,318,991)                                              32,021,620
==========================================================================
--------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 2.64%
--------------------------------------------------------------------------
  With Chase Manhattan Bank
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $315,000 U.S.
  Treasury Notes 5.75%
  due 10/31/00, market
  value $315,697)                          $ 309,000               309,000
  With PaineWebber
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $294,000 U.S.
  Treasury Notes 5.125%
  due 2/28/98, market
  value $296,086)                            290,000               290,000

48 Delaware Pooled Trust o 1997 Annual Report

                                           Principal          Market Value
                                           Amount*                 (U.S.$)
--------------------------------------------------------------------------
  With Prudential Securities
  5.65% 11/3/97 (dated
  10/31/97, collateralized
  by $292,000 U.S.
  Treasury Notes 5.875%
  due 2/28/99, market
  value $295,994)                           $290,000         $    290,000
-------------------------------------------------------------------------
Total Repurchase Agreements
(cost $889,000)                                                   889,000
=========================================================================
-------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITES: 97.56%
(COST $32,207,991)                                           $ 32,910,620
=========================================================================
-------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 2.44%                                     823,236
=========================================================================
-------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
    3,165,339 SHARES ($0.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT
    TO $10.66 PER SHARE: 100.00%                             $ 33,733,856
=========================================================================
-------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 1997:
-------------------------------------------------------------------------
  Common stock, $0.01 par value,
  550,000,000 shares authorized
  to the Fund with 50,000,000
  shares allocated to this Portfolio                          $32,015,317
  Undistributed net investment income**                           927,141
  Accumulated net realized gain on
  investments                                                      73,155
  Net unrealized appreciation on
  investments and foreign currencies                              718,243
-------------------------------------------------------------------------
Total Net Assets                                              $33,733,856
=========================================================================

* Principal amount is stated in the currency in which each security is denominated:
C$ = Canadian Dollars
Dem = German Deutsche Marks
Dk = Danish Kroner
Esp = Spanish Pesetas
Gbp = British Pounds
Itl = Italian Lire
Jpy = Japanese Yen
Nlg = Dutch Guilders
NZ$ = New Zealand Dollars
Sk = Swedish Kroner
$ = U.S. Dollars

** Undistributed net investment income includes net realized gain on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes

                                 1997 Annual Report o Delaware Pooled Trust 49

==============================================================================
Delaware Pooled Trust, Inc.
Statements of Operations

                                                                          Year Ended 10/31/97
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   The
                                                                            The                Real Estate
                                                    The                  Aggressive             Investment               The
                                             Defensive Equity              Growth                 Trust              Fixed Income
                                                 Portfolio               Portfolio              Portfolio              Portfolio
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                      $    190,282            $     93,179            $     47,064            $  1,414,726
Dividends                                        2,074,113                  31,860               2,351,189                    --
Foreign tax withheld                                  --                      --                      --                      --
                                              ------------------------------------------------------------------------------------
                                                 2,264,395                 125,039               2,398,253               1,414,726
                                              ------------------------------------------------------------------------------------
EXPENSES:
Management fees                                    441,785                 156,524                 354,157                  84,846
Custodian fees                                       2,150                  18,994                   2,500                   7,095
Dividend disbursing and transfer agent
 fees and expenses                                   6,205                   6,398                   4,413                  27,687
Registration fees                                    3,550                   6,382                  19,924                   5,932
Reports and statements to shareholders              23,404                  36,390                  39,012                   8,372
Accounting fees and salaries                        34,426                   8,552                  18,000                  10,371
Professional fees                                   12,020                  11,662                  19,616                   6,920
Directors' fees                                      2,015                   1,082                   1,459                   1,062
Taxes (other than taxes on income)                   5,900                  14,750                   1,351                     305
Amortization of organization expenses                  402                     426                   3,916                  26,805
Other                                                7,733                  13,266                   4,738                     157
                                              ------------------------------------------------------------------------------------
                                                   539,590                 274,426                 469,086                 179,552
Less expenses absorbed by Delaware
  Management Company, Inc.
  or Delaware International Advisers Ltd.           (8,538)                (91,855)                (80,387)                (66,187)
                                              ------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                     1,733,343                 (57,532)              2,009,554               1,301,361
                                              ------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN(LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investment transactions                        12,022,384               4,684,321               2,948,532                  59,570
 Foreign currencies                                   --                      --                      --                      --
                                              ------------------------------------------------------------------------------------
 Net realized gain                              12,022,384               4,684,321               2,948,532                  59,570
Net change in unrealized appreciation
 (depreciation) on investments
 and foreign currencies                          4,857,200              (4,114,485)             11,291,570                 285,894
                                              ------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES             16,879,584                 569,836              14,240,102                 345,464
                                              ------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                    $ 18,612,927            $    512,304            $ 16,249,656            $  1,646,825
                                              ====================================================================================

* Date of commencement of operations.

See accompanying notes

50 Delaware Pooled Trust o 1997 Annual Report

==============================================================================


   12/2/96*                                                   4/14/97*          10/15/97*                         4/11/97*
      to                        Year Ended                       to                to          Year Ended            to
   10/31/97                      10/31/97                     10/31/97          10/31/97        10/31/97          10/31/97
------------------------------------------------------------------------------------------------------------------------------
                                              The                                                     The
      The                 The             Labor Select           The              The            Global              The
   High-Yield        International       International         Emerging          Global          Fixed           International
      Bond              Equity              Equity              Markets          Equity          Income           Fixed Income
   Portfolio           Portfolio           Portfolio           Portfolio        Portfolio       Portfolio          Portfolio
------------------------------------------------------------------------------------------------------------------------------
$    670,704        $  1,277,926        $    214,063        $     45,016     $      3,582     $ 21,979,916      $    819,495
        --            13,010,423           1,153,556             138,458              895             --                --
        --            (1,187,592)            (95,477)            (11,106)            --               --                --
------------------------------------------------------------------------------------------------------------------------------
     670,704          13,100,757           1,272,142             172,368            4,477       21,979,916           819,495
------------------------------------------------------------------------------------------------------------------------------

      27,213           3,119,494             291,778              89,760              941        1,591,678            61,031
       1,718             246,161              21,000              22,375            1,738           82,544             6,270

         761              14,250               1,629               2,280               77           10,729             1,480
       5,538              75,709              14,807              19,401              734           67,757            19,895
       3,771             104,443              35,261               4,610               50           81,922             1,375
       3,450             200,748              18,517               3,754               78          149,484             5,606
       5,578              16,800              18,498               6,650              125           11,650             5,729
         572               7,149               1,336                 331             --              5,684               375
          57              30,946               1,143               1,064                2           27,396             1,796
       3,737                 232               3,871                --               --               --                --
       2,279              63,303               6,860               1,471               37           43,886             1,676
------------------------------------------------------------------------------------------------------------------------------
      54,674           3,879,235             414,700             151,696            3,782        2,072,730           105,233

     (13,662)               --               (69,018)            (35,675)          (2,548)        (166,286)          (31,801)
------------------------------------------------------------------------------------------------------------------------------

     629,692           9,221,522             926,460              56,347            3,243       20,073,472           746,063
------------------------------------------------------------------------------------------------------------------------------


     293,180           4,764,817            (141,128)            275,884             --          6,630,336            73,155
        --             9,915,582             780,146             (22,072)          11,100        3,893,565           338,597
------------------------------------------------------------------------------------------------------------------------------
     293,180          14,680,399             639,018             253,812           11,100       10,523,901           411,752


     248,704           6,398,012           3,140,371          (3,656,755)        (159,467)     (10,556,890)          718,243
------------------------------------------------------------------------------------------------------------------------------

     541,884          21,078,411           3,779,389          (3,402,943)        (148,367)         (32,989)        1,129,995
------------------------------------------------------------------------------------------------------------------------------

$  1,171,576        $ 30,299,933        $  4,705,849        $ (3,346,596)     $  (145,124)    $ 20,040,483      $  1,876,058
==============================================================================================================================

                                  1997 Annual Report o Delaware Pooled Trust 51

==============================================================================
Delaware Pooled Trust, Inc.
Statements of Changes in Net Assets


                                                                                Year Ended 10/31/97
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                The
                                                                            The             Real Estate
                                                    The                 Aggressive           Investment               The
                                              Defensive Equity            Growth               Trust              Fixed Income
                                                 Portfolio               Portfolio           Portfolio              Portfolio
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS:
Net investment income (loss)                    $  1,733,343          $    (57,532)         $  2,009,554          $  1,301,361
Net realized gain on investments
  and foreign currencies                          12,022,384             4,684,321             2,948,532                59,570
Net change in unrealized appreciation
  (depreciation)                                   4,857,200            (4,114,485)           11,291,570               285,894
                                                ------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       18,612,927               512,304            16,249,656             1,646,825
                                                ------------------------------------------------------------------------------
DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
Net investment income                             (1,789,049)                 --              (1,524,572)           (1,301,361)
Net realized gain from investment
  transactions                                    (6,352,621)           (4,575,497)           (1,672,794)                 --
                                                ------------------------------------------------------------------------------
                                                  (8,141,670)           (4,575,497)           (3,197,366)           (1,301,361)
                                                ------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                         17,492,313             1,889,723            19,188,692            18,629,497
Net asset value of shares issued upon
  reinvestment of dividends from net
  investment income and net realized gain
  from investment transactions                     7,929,503             4,575,497             3,197,366             1,108,729
                                                ------------------------------------------------------------------------------
                                                  25,421,816             6,465,220            22,386,058            19,738,226
Cost of shares repurchased                       (21,970,059)          (20,610,124)           (1,816,777)             (235,059)
                                                ------------------------------------------------------------------------------
Increase (decrease) in net assets derived
  from capital share transactions                  3,451,757           (14,144,904)           20,569,281            19,503,167
                                                ------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS                                      13,923,014           (18,208,097)           33,621,571            19,848,631

NET ASSETS:
Beginning of period                               67,178,884            28,525,544            26,467,638            10,517,565
                                                ------------------------------------------------------------------------------
End of period                                   $ 81,101,898          $ 10,317,447          $ 60,089,209          $ 30,366,196
                                                ==============================================================================

* Date of commencement of operations.

See accompanying notes

52 Delaware Pooled Trust o 1997 Annual Report

==============================================================================


  12/2/96*                                                 4/14/97*            10/15/97*                            4/11/97*
     to                       Year Ended                      to                  to           Year Ended              to
  10/31/97                     10/31/97                    10/31/97            10/31/97         10/31/97            10/31/97
--------------------------------------------------------------------------------------------------------------------------------
                                            The                                                   The
    The                    The          Labor Select         The                 The            Global                The
 High-Yield           International     International      Emerging             Global           Fixed           International
   Bond                  Equity            Equity           Markets             Equity           Income           Fixed Income
 Portfolio              Portfolio         Portfolio        Portfolio           Portfolio        Portfolio           Portfolio
--------------------------------------------------------------------------------------------------------------------------------
$     629,692        $   9,221,522     $     926,460     $      56,347      $       3,243     $  20,073,472      $     746,063


      293,180           14,680,399           639,018           253,812             11,100        10,523,901            411,752


      248,704            6,398,012         3,140,371        (3,656,755)          (159,467)      (10,556,890)           718,243
--------------------------------------------------------------------------------------------------------------------------------
    1,171,576           30,299,933         4,705,849        (3,346,596)          (145,124)       20,040,483          1,876,058
--------------------------------------------------------------------------------------------------------------------------------

     (403,902)         (11,268,773)       (1,153,521)             --                 --         (21,129,839)          (157,519)

         --                   --                --                --                 --          (3,784,780)              --
--------------------------------------------------------------------------------------------------------------------------------
     (403,902)         (11,268,773)       (1,153,521)             --                 --         (24,914,619)          (157,519)
--------------------------------------------------------------------------------------------------------------------------------

   10,176,010          182,110,042        25,199,358        21,911,196          3,000,009       167,798,535         31,857,788



      403,902           10,374,375         1,153,521              --                 --          20,509,749            157,519
--------------------------------------------------------------------------------------------------------------------------------
   10,579,912          192,484,417        26,352,879        21,911,196          3,000,009       188,308,284         32,015,307
         --            (11,269,759)       (2,163,117)             --                 --          (4,426,796)              --
--------------------------------------------------------------------------------------------------------------------------------

   10,579,912          181,214,658        24,189,762        21,911,196          3,000,009       183,881,488         32,015,307
--------------------------------------------------------------------------------------------------------------------------------

   11,347,586          200,245,818        27,742,090        18,564,600          2,854,885       179,007,352         33,733,846


         --            299,949,843        23,153,615              --                 --         252,068,251                 10
--------------------------------------------------------------------------------------------------------------------------------
$  11,347,586        $ 500,195,661     $  50,895,705     $  18,564,600      $   2,854,885     $ 431,075,603        $33,733,856
================================================================================================================================

                                1997 Annual Report o Delaware Pooled Trust   53

==============================================================================
Delaware Pooled Trust, Inc.
Statements of Changes in Net Assets

                                                                                                12/6/95*                3/12/96*
                                                             Year Ended                            to                      to
                                                              10/31/96                          10/31/96                10/31/96
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                The Real
                                                    The                    The                   Estate                   The
                                                  Defensive             Aggressive             Investment                Fixed
                                                   Equity                 Growth                  Trust                  Income
                                                  Portfolio              Portfolio              Portfolio               Portfolio
----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
    FROM OPERATIONS:
Net investment income (loss)                    $  1,792,025           $    (49,150)          $  1,367,988           $    310,760
Net realized gain (loss) on
    investments and foreign currencies             6,423,225              4,554,847              1,655,753                (40,384)
Net change in unrealized
    appreciation                                   5,345,676                154,982              2,263,515                120,099
                                                ----------------------------------------------------------------------------------
Net increase in net assets
    resulting from operations                     13,560,926              4,660,679              5,287,256                390,475
                                                ----------------------------------------------------------------------------------
DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
Net investment income                             (1,659,884)               (81,854)              (199,358)              (310,760)
Net realized gain from
    investment transactions                       (4,186,924)            (1,194,103)                  --                     --
                                                ----------------------------------------------------------------------------------
                                                  (5,846,808)            (1,275,957)              (199,358)              (310,760)
                                                ----------------------------------------------------------------------------------
CAPITAL SHARE
    TRANSACTIONS:
Proceeds from shares sold                         13,087,899              2,730,729             21,180,890             10,119,174
Net asset value of shares issued
    upon reinvestment of dividends
    from net investment income
    and net realized gain
    from investment transactions                   5,677,329              1,275,957                199,358                297,676
                                                ----------------------------------------------------------------------------------
                                                  18,765,228              4,006,686             21,380,248             10,416,850
                                                ----------------------------------------------------------------------------------
Cost of shares repurchased                       (11,247,559)            (7,957,748)                  (508)                  --
                                                ----------------------------------------------------------------------------------
Increase (decrease) in net assets
    derived from capital
    share transactions                             7,517,669             (3,951,062)            21,379,740             10,416,850
                                                ----------------------------------------------------------------------------------
NET INCREASE (DECREASE)
    IN NET ASSETS                                 15,231,787               (566,340)            26,467,638             10,496,565
                                                ----------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                               51,947,097             29,091,884                   --                   21,000
                                                ----------------------------------------------------------------------------------
End of period                                   $ 67,178,884           $ 28,525,544           $ 26,467,638           $ 10,517,565
                                                ----------------------------------------------------------------------------------

[RESTUBBED TABLE]

==============================================================================
Delaware Pooled Trust, Inc.
Statements of Changes in Net Assets


                                                                               12/19/95*
                                                     Year Ended                   to                     Year Ended
                                                      10/31/96                  10/31/96                  10/31/96
-----------------------------------------------------------------------------------------------------------------------
                                                                                The Labor                    The
                                                        The                      Select                     Global
                                                    International              International                Fixed
                                                       Equity                     Equity                    Income
                                                      Portfolio                  Portfolio                 Portfolio
-----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
    FROM OPERATIONS:
Net investment income (loss)                       $   5,549,857              $     383,778              $  11,536,031
Net realized gain (loss) on
    investments and foreign currencies                 2,291,454                    399,170                  5,273,549
Net change in unrealized
    appreciation                                      26,883,462                  1,488,711                  9,570,431
                                                   --------------------------------------------------------------------
Net increase in net assets
    resulting from operations                         34,724,773                  2,271,659                 26,380,011
                                                   --------------------------------------------------------------------
DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
Net investment income                                 (6,354,756)                  (138,359)               (10,006,060)
Net realized gain from
    investment transactions                           (1,816,432)                      --                   (1,840,321)
                                                   --------------------------------------------------------------------
                                                      (8,171,188)                  (138,359)               (11,846,381)
                                                   --------------------------------------------------------------------
CAPITAL SHARE
    TRANSACTIONS:
Proceeds from shares sold                            118,583,942                 24,581,956                133,893,172
Net asset value of shares issued
    upon reinvestment of dividends
    from net investment income
    and net realized gain
    from investment transactions                       7,927,782                    138,359                  9,235,082
                                                   --------------------------------------------------------------------
                                                     126,511,724                 24,720,315                143,128,254
                                                   --------------------------------------------------------------------
Cost of shares repurchased                            (9,582,578)                (3,700,000)                (4,754,302)
                                                   --------------------------------------------------------------------
Increase (decrease) in net assets
    derived from capital
    share transactions                               116,929,146                 21,020,315                138,373,952
                                                   --------------------------------------------------------------------
NET INCREASE (DECREASE)
    IN NET ASSETS                                    143,482,731                 23,153,615                152,907,582
                                                   --------------------------------------------------------------------
NET ASSETS:
Beginning of period                                  156,467,112                       --                   99,160,669
                                                   --------------------------------------------------------------------
End of period                                      $ 299,949,843              $  23,153,615              $ 252,068,251
                                                   --------------------------------------------------------------------

*Date of commencement of operations.

See accompanying notes

54 Delaware Pooled Trust o 1997 Annual Report

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Defensive Equity Portfolio
-------------------------------------------------------------------------------

                                                   Year           Year            Year            Year            Year
                                                   Ended          Ended           Ended           Ended           Ended
                                                 10/31/97        10/31/96        10/31/95        10/31/94        10/31/93
Net asset value, beginning of period            $ 16.4600        $14.6600        $13.0800        $12.7300        $10.6600

Income from investment operations:
Net investment income                              0.3807          0.4404          0.4303          0.3203          0.2841
Net realized and unrealized gain
  from investments                                 3.5993          2.9596          1.9797          0.6527          2.3159
                                                --------------------------------------------------------------------------
Total from investment operations                   3.9800          3.4000          2.4100          0.9730          2.6000
                                                --------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income              (0.4100)        (0.4400)        (0.3400)        (0.2800)        (0.3200)
Distributions from net realized gain
  on investment transactions                      (1.5000)        (1.1600)        (0.4900)        (0.3430)        (0.2100)
                                                --------------------------------------------------------------------------
Total dividends and distributions                 (1.9100)        (1.6000)        (0.8300)        (0.6230)        (0.5300)
                                                --------------------------------------------------------------------------
Net asset value, end of period                  $ 18.5300        $16.4600        $14.6600        $13.0800        $12.7300
                                                ==========================================================================
Total Return                                       26.73%          24.87%          19.77%           7.96%          25.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)         $  81,102        $ 67,179        $ 51,947        $ 37,323        $ 13,418
Ratio of expenses to average net assets             0.66%           0.67%           0.68%           0.68%           0.68%
Ratio of expenses to average net
  assets prior to expense limitation                0.67%           0.70%           0.71%           0.82%           1.38%
Ratio of net investment income to
  average net assets                                2.15%           2.85%           3.33%           3.26%           2.90%
Ratio of net investment income to
  average net assets prior
  to expense limitation                             2.14%           2.83%           3.30%           3.12%           2.20%
Portfolio turnover                                    73%             74%             88%             73%             37%
Average commission rate paid\1                  $  0.0600        $ 0.0600             N/A             N/A             N/A

-------------------------------------------------------------------------------
1 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

See accompanying notes







                                  1997 ANNUAL REPORT o DELAWARE POOLED TRUST 55

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Aggressive Growth Portfolio
-------------------------------------------------------------------------------

                                                 Year          Year           Year            Year               Year
                                                 Ended         Ended          Ended           Ended              Ended
                                                10/31/97      10/31/96       10/31/95        10/31/94           10/31/93
Net asset value, beginning of period            $14.5700      $12.8600       $11.0100        $11.2000          $  9.0400

Income from investment operations:
Net investment income (loss)                     (0.1165)      (0.0188)        0.0428          0.0075             0.0181
Net realized and unrealized gain
  from investments                                1.6065        2.3913         2.0552          0.0325             2.1589
                                                --------------------------------------------------------------------------
Total from investment operations                  1.4900        2.3725         2.0980          0.0400             2.1770
                                                --------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income                none       (0.0425)       (0.0120)        (0.0200)           (0.0170)
Distributions from net realized gain
  on investment transactions                     (2.3800)      (0.6200)       (0.2360)        (0.2100)              none
                                                --------------------------------------------------------------------------
Total dividends and distributions                (2.3800)      (0.6625)       (0.2480)        (0.2300)           (0.0170)
                                                --------------------------------------------------------------------------
Net asset value, end of period                  $13.6800      $14.5700       $12.8600        $11.0100          $ 11.2000
                                                ==========================================================================
Total Return                                      11.84%        19.19%         19.61%           0.34%             24.10%

Ratios and supplemental data:
Net assets, end of period
  (000 omitted)                                 $ 10,317     $  28,526       $ 29,092        $ 22,640          $  20,478
Ratio of expenses to average
  net assets                                       0.93%         0.90%          0.93%           0.93%              0.93%
Ratio of expenses to average net
  assets prior to expense limitation               1.40%         1.01%          1.08%           1.17%              1.40%
Ratio of net investment income (loss)
  to average net assets                           (0.29%)       (0.18%)         0.37%           0.07%              0.23%
Ratio of net investment income (loss)
  to average net assets prior to
  expense limitation                              (0.76%)       (0.29%)         0.22%          (0.17%)            (0.24%)
Portfolio turnover                                  117%           95%            64%             43%                81%
Average commission rate paid\1                  $ 0.0600      $ 0.0600            N/A             N/A                N/A

-------------------------------------------------------------------------------
1 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

See accompanying notes




56 DELAWARE POOLED TRUST o 1997 ANNUAL TRUST

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Real Estate Investment Trust Portfolio
-------------------------------------------------------------------------------

                                                      Year             12/6/95\1
                                                      Ended               to
                                                     10/31/97          10/31/96

Net asset value, beginning of period               $  12.4900       $  10.0000

Income from investment operations:
Net investment income                                  0.6162           0.6515
Net realized and unrealized gain from
  investments                                          4.6638           1.9385
                                                   ----------       ----------
Total from investment operations                       5.2800           2.5900
                                                   ----------       ----------
Less dividends and distributions:
Dividends from net investment income                  (0.7200)         (0.1000)
Distributions from net realized gain on
  investment transactions                             (0.7900)            none
                                                   ----------       ----------
Total dividends and distributions                     (1.5100)         (0.1000)
                                                   ----------       ----------
Net asset value, end of period                     $  16.2600       $  12.4900
                                                   ==========       ==========
Total Return                                           46.50%           26.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)            $   60,089       $   26,468
Ratio of expenses to average net assets                 0.82%            0.89%
Ratio of expenses to average net assets
  prior to expense limitation                           0.99%            1.02%
Ratio of net investment income to
  average net assets                                    4.25%            6.70%
Ratio of net investment income to average
  net assets prior to expense limitation                4.08%            6.57%
Portfolio turnover                                        58%             109%
Average commission rate paid\2                     $   0.0576       $   0.0600

-------------------------------------------------------------------------------
1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

See accompanying notes








                                  1997 ANNUAL REPORT o DELAWARE POOLED TRUST 57

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Fixed Income Portfolio
-------------------------------------------------------------------------------

                                                 Year          3/12/96\1
                                                Ended               to
                                              10/31/97         10/31/96

Net asset value, beginning of period          $10.0100         $10.0000

Income from investment operations:
Net investment income                           0.6053           0.3856
Net realized and unrealized gain from
  investments                                   0.0800           0.0100
                                              --------------------------
Total from investment operations                0.6853           0.3956
                                              --------------------------
Less dividends and distributions:
Dividends from net investment income           (0.6053)         (0.3856)
Distributions from net realized gain
  on investment transactions                      none             none
                                              --------------------------
Total dividends and distributions              (0.6053)         (0.3856)
                                              --------------------------
Net asset value, end of period                $10.0900         $10.0100
                                              ==========================
Total Return                                     7.09%            4.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)       $ 30,366         $ 10,518
Ratio of expenses to average net assets          0.53%            0.53%
Ratio of expenses to average net assets
  prior to expense limitation                    0.84%            1.20%
Ratio of net investment income to
  average net assets                             6.05%            6.14%
Ratio of net investment income to average
  net assets prior to expense limitation         5.74%            5.47%
Portfolio turnover                                205%             232%

------------------------------------------------------------------------------
1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes








58 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout the period was as follows:

The High-Yield Bond Portfolio
-------------------------------------------------------------------------------

                                                  12/2/96\1
                                                     to
                                                  10/31/97

Net asset value, beginning of period              $10.0000

Income from investment operations:
Net investment income                               0.7875
Net realized and unrealized gain
  from investments                                  0.9575
                                                  --------
Total from investment operations                    1.7450
                                                  --------
Less dividends and distributions:
Dividends from net investment income               (0.5650)
Distributions from net realized gain on
  investment transactions                            none
                                                  --------
Total dividends and distributions                  (0.5650)
                                                  --------
Net asset value, end of period                    $11.1800
                                                  ========
Total Return                                        17.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)           $ 11,348
Ratio of expenses to average net assets              0.59%
Ratio of expenses to average net assets
   prior to expense limitation                       0.79%
Ratio of net investment income to
  average net assets                                 9.05%
Ratio of net investment income to
  average net assets prior to
  expense limitation                                  8.85%
Portfolio turnover                                     281%

-------------------------------------------------------------------------------
1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes










                                  1997 ANNUAL REPORT o DELAWARE POOLED TRUST 59

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Equity Portfolio
-------------------------------------------------------------------------------

                                                      Year           Year            Year            Year            Year
                                                     Ended           Ended           Ended           Ended           Ended
                                                    10/31/97        10/31/96        10/31/95        10/31/94        10/31/93
Net asset value, beginning of period                $14.7800        $13.1200        $13.1100        $11.9900        $ 9.5000

Income from investment operations:
Net investment income                                 0.3287          0.5063          0.4749          0.1440          0.2414
Net realized and unrealized gain from
  investments and foreign currencies                  1.2713          1.7937          0.0011          1.2360          2.5686
                                                    -------------------------------------------------------------------------
Total from investment operations                      1.6000          2.3000          0.4760          1.3800          2.8100
                                                    -------------------------------------------------------------------------
 Less dividends and distributions:
Dividends from net investment income                 (0.5200)        (0.4900)        (0.1700)        (0.1600)        (0.3200)
Distributions from net realized gain on
  investment transactions                               none         (0.1500)        (0.2960)        (0.1000)           none
                                                    -------------------------------------------------------------------------
Total dividends and distributions                    (0.5200)        (0.6400)        (0.4660)        (0.2600)        (0.3200)
                                                    -------------------------------------------------------------------------
Net asset value, end of period                      $15.8600        $14.7800        $13.1200        $13.1100        $11.9900
                                                    =========================================================================
Total Return                                          11.01%          18.12%           3.91%          11.66%          30.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)             $500,196        $299,950        $156,467        $ 70,820        $ 24,288
Ratio of expenses to average net assets                0.93%           0.89%           0.90%           0.94%           0.96%
Ratio of expenses to average net assets
  prior to expense limitation                          0.93%           0.89%           0.90%           0.97%           1.38%
Ratio of net investment income to
  average net assets                                   2.21%           4.36%           4.81%           1.36%           2.98%
Ratio of net investment income to
  average net assets prior to
  expense limitation                                   2.21%           4.36%           4.81%           1.33%           2.56%
Portfolio turnover                                        8%              8%             20%             22%             28%
Average commission rate paid\1                      $ 0.0217        $ 0.0198             N/A             N/A             N/A

-------------------------------------------------------------------------------
1 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

See accompanying notes





60 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Labor Select International Equity Portfolio
-------------------------------------------------------------------------------

                                                 Year         12/19/95\1
                                                 Ended           to
                                               10/31/97        10/31/96

Net asset value, beginning of period           $11.6900       $10.0000

Income from investment operations:
Net investment income                           0.4740          0.4785
Net realized and unrealized gain from
  investments and foreign currencies            1.3460          1.3115
                                              --------------------------
Total from investment operations                1.8200          1.7900
                                              --------------------------
Less dividends and distributions:
Dividends from net investment income           (0.5200)        (0.1000)
Distributions from net realized gain on
  investment transactions                         none            none
                                              --------------------------
Total dividends and distributions              (0.5200)        (0.1000)
                                              --------------------------
Net asset value, end of period                $12.9900        $11.6900
                                              ==========================
Total Return                                    16.01%          17.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)       $ 50,896         $23,154
Ratio of expenses to average net assets          0.89%           0.92%
Ratio of expenses to average net assets
  prior to expense limitation                    1.06%           1.30%
Ratio of net investment income to
  average net assets                             2.37%           6.64%
Ratio of net investment income to
  average net assets prior to
  expense limitation                             2.20%           6.26%
Portfolio turnover                                 11%              7%
Average commission rate paid\2                $ 0.0263         $0.0330

-------------------------------------------------------------------------------
1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

See accompanying notes










                                  1997 ANNUAL REPORT o DELAWARE POOLED TRUST 61

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout the period was as follows:

The Emerging Markets Portfolio
-------------------------------------------------------------------------------

                                                   4/14/97\1
                                                       to
                                                    10/31/97

Net asset value, beginning of period               $10.0000

Income from investment operations:
Net investment income                                0.0279
Net realized and unrealized loss from
  investments and foreign currencies                (0.8279)
                                                   --------
Total from investment operations                    (0.8000)
                                                   --------
Less dividends and distributions:
Dividends from net investment income                   none
Distributions from net realized gain on
  investment transactions                              none
                                                   --------
Total dividends and distributions                      none
                                                   --------
Net asset value, end of period                     $ 9.2000
                                                   ========

Total Return                                         (8.00%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)            $ 18,565
Ratio of expenses to average net assets               1.55%
Ratio of expenses to average net assets
  prior to expense limitation                         2.02%
Ratio of net investment income to
  average net assets                                  0.74%
Ratio of net investment income to
  average net assets prior to
  expense limitation                                  0.27%
Portfolio turnover                                      46%
Average commission rate paid\2                     $ 0.0049

-------------------------------------------------------------------------------
1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

See accompanying notes













62 DELAWARE POOLED TRUST o 1997 ANNUAL REPORT

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout the period was as follows:

The Global Equity Portfolio
-------------------------------------------------------------------------------

                                                       10/15/97\1
                                                          to
                                                       10/31/97

Net asset value, beginning of period                    $8.5000

Income from investment operations:
Net investment income                                    0.0092
Net realized and unrealized loss from
  investments and foreign currencies                    (0.3892)
                                                        --------
Total from investment operations                        (0.3800)
                                                        --------

Less dividends and distributions:
Dividends from net investment income                       none
Distributions from net realized gain
  on investment transactions                               none
                                                        --------
Total dividends and distributions                          none
                                                        --------

Net asset value, end of period                          $8.1200
                                                        ========

Total Return                                             (4.47%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $ 2,855
Ratio of expenses to average net assets                   0.96%
Ratio of expenses to average net assets
  prior to expense limitation                             2.95%
Ratio of net investment income to
  average net assets                                      2.54%
Ratio of net investment income to
  average net assets prior to
  expense limitation                                      0.55%
Portfolio turnover                                           0%
Average commission rate paid\2                          $0.0169

-------------------------------------------------------------------------------
1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

See accompanying notes












                                  1997 ANNUAL REPORT o DELAWARE POOLED TRUST 63

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Fixed Income Portfolio
-------------------------------------------------------------------------------

                                                  Year             Year           Year           Year         11/30/92\1
                                                 Ended            Ended           Ended          Ended           to
                                                10/31/97        10/31/96        10/31/95        10/31/94       10/31/93
Net asset value, beginning of period           $11.6200        $11.0400         $ 9.7900        $11.0900       $10.0000

Income from investment operations:
Net investment income                            0.7205          0.7774           0.7357          0.4189         0.9547
Net realized and unrealized gain (loss)
  from investments and foreign currencies       (0.1155)         0.7246           0.9243         (0.1929)        0.7433
                                               --------------------------------------------------------------------------
Total from investment operations                 0.6050          1.5020           1.6600          0.2260         1.6980
                                               --------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income            (0.8350)        (0.7200)         (0.4100)        (0.9490)       (0.6080)
Distributions from net realized gain
  on investment transactions                    (0.1700)        (0.2020)            none         (0.5770)          none
                                               --------------------------------------------------------------------------
Total dividends and distributions               (1.0050)        (0.9220)         (0.4100)        (1.5260)       (0.6080)
                                               --------------------------------------------------------------------------
Net asset value, end of period                 $11.2200        $11.6200         $11.0400        $ 9.7900       $11.0900
                                               ==========================================================================
Total Return                                      5.59%          16.40%           17.38%           2.07%         18.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)        $431,076        $252,068         $ 99,161        $ 42,266       $29,313
Ratio of expenses to average net assets           0.60%           0.60%            0.60%           0.62%         0.62%
Ratio of expenses to average net assets
  prior to expense limitation                     0.65%           0.66%            0.68%           0.76%         0.88%
Ratio of net investment income to
  average net assets                              6.28%           8.52%            6.73%           3.62%        10.68%
Ratio of net investment income to
  average net assets prior to
  expense limitation                              6.23%           8.46%            6.65%           3.48%        10.42%
Portfolio turnover                                 114%             63%              77%            205%          198%

-------------------------------------------------------------------------------
1 Date of commencement of operations; ratios and total return have been annualized.

See accompanying notes














64 DELAWARE POOL TRUST o 1997 ANNUAL REPORT

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout the period was as follows:

The International Fixed Income Portfolio
-------------------------------------------------------------------------------

                                                           4/11/97\1
                                                              to
                                                            10/31/97

Net asset value, beginning of period                       $10.0000

Income from investment operations:
Net investment income                                        0.2359
Net realized and unrealized gain from
  investments and foreign currencies                         0.4741
                                                           ---------
Total from investment operations                             0.7100
                                                           ---------

Less dividends and distributions:
Dividends from net investment income                        (0.0500)
Distributions from net realized gain on
  investment transactions                                      none
                                                           ---------
Total dividends and distributions                           (0.0500)
                                                           ---------

Net asset value, end of period                             $10.6600
                                                           =========

Total Return                                                  7.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $ 33,734
Ratio of expenses to average net assets                       0.60%
Ratio of expenses to average net assets
  prior to expense limitation                                 0.86%
Ratio of net investment income to average
  net assets                                                  6.05%
Ratio of net investment income to average
  net assets prior to expense limitation                      5.79%
Portfolio turnover                                             145%

-------------------------------------------------------------------------------
1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.

See accompanying notes













                                 1997 ANNUAL REPORT o DELAWARE POOLED TRUST 65

Delaware Pooled Trust, Inc.
Notes to Financial Statements
October 31, 1997

Delaware Pooled Trust, Inc. (The "Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 14 separate Portfolios ("Portfolios"). The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolio, The Fixed Income Portfolio, The High-Yield Bond Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio had commenced operations prior to October 31, 1997. The Defensive Equity Small/Mid-Cap Portfolio, The Real Estate Investment Trust Portfolio II, and The Limited-Term Maturity Portfolio have not commenced operations as of October 31, 1997.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--Each Portfolio intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Repurchase Agreements--Each Portfolio may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.




66 Delaware Pooled Trust o 1997 Annual Report

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Portfolios isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Portfolios report certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Other--Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fixed Income Portfolio expects to declare dividends daily and distribute them monthly. The High-Yield Bond and The Global Fixed Income Portfolios expect to declare dividends monthly and distribute them monthly. The Defensive Equity, The International Equity, The Labor Select International Equity and The International Fixed Income Portfolios expect to declare and distribute all of their net investment income to shareholders as dividends quarterly. The Aggressive Growth, The Real Estate Investment Trust, The Global Equity and The Emerging Markets Portfolios expect to declare and distribute all of their net investment income to shareholders as dividends annually. Net capital gains, if any, will be distributed annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.



                                   Delaware Pooled Trust o 1997 Annual Report 67

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, Delaware Management Company, Inc. ("DMC") serves as the Investment Manager of the Portfolios. Delaware Investment Advisers, the investment advisor of The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolio, The Fixed Income Portfolio, and The High-Yield Bond Portfolio, and Delaware International Advisers Ltd. (DIAL), the investment advisor of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio, will receive an annual fee which is calculated daily on the net assets of each Portfolio less fees paid to the independent directors, except for The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolio, The High-Yield Bond Portfolio, The Emerging Markets Portfolio, and The International Fixed Income Portfolio. The management fees for The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolio, The High-Yield Bond Portfolio, The Emerging Markets Portfolio, and The International Fixed Income Portfolio are calculated daily on the net assets of each Portfolio without consideration of amounts paid to unaffiliated directors.

Lincoln Investment Management, Inc., an affiliate of DMC, receives 30% of the advisory fee paid to DMC for acting as a sub-advisor to The Real Estate Investment Trust Portfolio. DMC receives 50% of the management fee paid to DIAL for managing the U.S. securities portion of the Global Equity Portfolio.

DMC and DIAL have elected to waive that portion, if any, of the annual management fees payable by each Portfolio to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.68%, 0.93%, 0.89%, 0.53%, 0.59%, 0.96%, 0.92%, 1.55%, 0.96%, 0.60%, and 0.60% of average daily net assets for The
Defensive Equity Portfolio, The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolio, The Fixed Income Portfolio, The High-Yield Bond Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio, respectively, through October 31, 1997.

The management fee rates and total expenses absorbed by DMC and DIAL for the period ended October 31, 1997 are as follows:

                                               Management fee as a            Expenses
                                           percentage of average daily        absorbed by
                                             net assets (per annum)          DMC or DIAL
-----------------------------------------------------------------------------------------
The Defensive Equity Portfolio                       0.55%                 $   8,538
The Aggressive Growth Portfolio                      0.80%                    91,855
The Real Estate Investment
  Trust Portfolio                                    0.75%                    80,387
The Fixed Income Portfolio                           0.40%                    66,187
The High-Yield Bond Portfolio                        0.45%                    13,662
The International Equity Portfolio                   0.75%                        --
The Labor Select International
  Equity Portfolio                                   0.75%                    69,018
The Emerging Markets Portfolio                       1.20%                    35,675
The Global Equity Portfolio                          0.75%                     2,548
The Global Fixed Income Portfolio                    0.50%                   166,286
The International Fixed Income Portfolio             0.50%                    31,801
=========================================================================================




68 Delaware Pooled Trust o 1997 Annual Report

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to serve as dividend disbursing agent, transfer agent and accounting services agent for the Fund.

The amounts expensed for each Portfolio were as follows:

                                        Dividend disbursing,
                                        transfer agent fees        Accounting
                                        and other expenses             fees
-------------------------------------------------------------------------------
The Defensive Equity Portfolio                $  6,205             $  24,962
The Aggressive Growth Portfolio                  6,398                 6,367
The Real Estate Investment
  Trust Portfolio                                4,413                15,376
The Fixed Income Portfolio                      27,687                 7,768
The High-Yield Bond Portfolio                      761                 2,490
The International Equity Portfolio              14,250               150,898
The Labor Select International
  Equity Portfolio                               1,629                13,763
The Emerging Markets Portfolio                   2,280                 2,894
The Global Equity Portfolio                         77                    50
The Global Fixed Income Portfolio               10,729               112,467
The International Fixed Income Portfolio         1,480                 4,272
===============================================================================

On October 31, 1997, the Fund had payables to affiliates as follows:

                                                                 Dividend disbursing,              Other
                                             Investment          transfer agent fees,             expenses
                                             Management            accounting fees                payable
                                           fee payable to        and other expenses               to DMC
                                            DMC or DIAL            payable to DSC             and affiliates
--------------------------------------------------------------------------------------------------------------
The Defensive Equity Portfolio               $  38,527                 $  2,581                  $  3,499
The Aggressive Growth Portfolio                  7,116                      545                       617
The Real Estate Investment
  Trust Portfolio                               24,764                    2,359                     2,668
The Fixed Income Portfolio                      19,698                    3,605                     1,113
The High-Yield Bond Portfolio                   27,213                    8,018                    11,550
The International Equity Portfolio             162,720                   14,507                    19,289
The Labor Select International
  Equity Portfolio                              34,951                    2,066                     2,034
The Emerging Markets Portfolio                  54,085                    4,034                    12,841
The Global Equity Portfolio                         --                       --                     8,543
The Global Fixed Income Portfolio              289,203                   10,833                    14,859
The International Fixed Income Portfolio        29,230                    6,725                     4,763
==============================================================================================================

Certain officers of DMC, DSC and DIAL are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.


                                   1997 Annual Report o Delaware Pooled Trust 69

3. Investments

During the period ended October 31, 1997, the Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Portfolio as follows:

                                                               Purchases                Sales
-------------------------------------------------------------------------------------------------
The Defensive Equity Portfolio                             $  55,488,984           $  58,498,645
The Aggressive Growth Portfolio                               21,136,634              38,963,117
The Real Estate Investment Trust Portfolio                    46,167,032              26,790,408
The Fixed Income Portfolio                                    30,454,283              15,014,004
The High-Yield Bond Portfolio                                 29,907,955              19,467,450
The International Equity Portfolio                           193,744,692              32,433,311
The Labor Select International Equity Portfolio               23,062,092               3,606,047
The Emerging Markets Portfolio                                23,778,364               3,201,392
The Global Equity Portfolio                                    2,912,631                      --
The Global Fixed Income Portfolio                            514,614,597             339,640,300
The International Fixed Income Portfolio                      47,808,252              16,630,191
==================================================================================================

At October 31, 1997, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:

                                                                       Aggregate       Aggregate       Net unrealized
                                                       Cost of         unrealized      unrealized      appreciation
                                                      Investments     appreciation    depreciation    (depreciation)
---------------------------------------------------------------------------------------------------------------------
The Defensive Equity Portfolio                       $  66,650,132   $  15,736,736   $  (1,606,604)    $  14,130,132
The Aggressive Growth Portfolio                          8,741,083       1,930,834        (322,000)        1,608,834
The Real Estate Investment Trust Portfolio              46,372,326      13,617,910         (62,825)       13,555,085
The Fixed Income Portfolio                              29,785,034         412,690          (6,697)          405,993
The High-Yield Bond Portfolio                           11,153,353         264,240         (15,536)          248,704
The International Equity Portfolio                     461,938,867      71,177,596     (33,192,374)       37,985,222
The Labor Select International Equity Portfolio         44,882,479       5,901,978      (1,236,700)        4,665,278
The Emerging Markets Portfolio                          21,642,755         560,509      (4,217,785)       (3,657,276)
The Global Equity Portfolio                              3,014,631          15,491        (174,958)         (159,467)
The Global Fixed Income Portfolio                      434,301,999       8,775,602      (5,002,342)        3,773,260
The International Fixed Income Portfolio                32,212,778         875,113        (177,271)          697,842
=====================================================================================================================

For federal income tax purposes, the Fund had accumulated capital losses at October 31, 1997 for each Portfolio as follows:

                                              Year of                 Year of
                                             Expiration              Expiration
                                                2004                    2005
--------------------------------------------------------------------------------
The Fixed Income Portfolio              $        38,915         $        7,479
================================================================================



70 Delaware Pooled Trust o 1997 Annual Report

4. Capital Stock
Transactions in capital stock were as follows:

                                                                   Shares issued upon
                                                               reinvestment of dividends
                                                                   from net investment
                                                              income and distributions of                     Net
                                                                  realized gains from        Shares         Increase
Year ended October 31, 1997*:                      Shares sold     security transactions   repurchased     (decrease)
-----------------------------------------------------------------------------------------------------------------------
The Defensive Equity Portfolio                      1,030,185            518,747           (1,252,701)        296,231
The Aggressive Growth Portfolio                       141,433            367,510           (1,712,815)     (1,203,872)
The Real Estate Investment Trust Portfolio          1,438,178            265,342             (127,788)      1,575,732
The Fixed Income Portfolio                          1,870,891            111,110              (23,596)      1,958,405
The High-Yield Bond Portfolio                         976,942             37,843                   --       1,014,785
The International Equity Portfolio                 11,232,376            681,866             (677,473)     11,236,769
The Labor Select International Equity Portfolio     2,026,069             95,875             (184,252)      1,937,692
The Emerging Markets Portfolio                      2,018,979                 --                   --       2,018,979
The Global Equity Portfolio                           351,701                 --                   --         351,701
The Global Fixed Income Portfolio                  15,282,744          1,862,757             (399,869)     16,745,632
The International Fixed Income Portfolio            3,150,380             14,959                   --       3,165,339
=======================================================================================================================

Year ended October 31, 1996**:
-----------------------------------------------------------------------------------------------------------------------
The Defensive Equity Portfolio                        867,203            394,721             (725,191)        536,733
The Aggressive Growth Portfolio                       185,079            100,154             (588,835)       (303,602)
The Real Estate Investment Trust Portfolio          2,099,590             19,488                  (46)      2,119,032
The Fixed Income Portfolio                          1,018,936             30,141                   --       1,049,077
The High-Yield Bond Portfolio                              --                 --                   --              --
The International Equity Portfolio                  8,473,181            595,756             (697,650)      8,371,287
The Labor Select International Equity Portfolio     2,288,206             12,445             (319,558)      1,981,093
The Emerging Markets Portfolio                             --                 --                   --              --
The Global Equity Portfolio                                --                 --                   --              --
The Global Fixed Income Portfolio                  12,279,262            860,639             (433,916)     12,705,985
The International Fixed Income Portfolio                   --                 --                   --              --
=======================================================================================================================

*The High-Yield Bond Portfolio commenced operations on 12/2/96, The Emerging Markets Portfolio commenced operations on 4/14/97, The Global Equity Portfolio commenced operations on 10/15/97 and The International Fixed Income Portfolio commenced operations on 4/11/97.

**The Real Estate Investment Trust Portfolio commenced operations on 12/6/95, The Fixed Income Portfolio commenced operations on 3/12/96, and The Labor Select International Equity Portfolio commenced operations on 12/19/95.

5. Lines of Credit
The following Portfolios have a committed line of credit for the following amounts:

The Defensive Equity Portfolio                    $  4,000,000
The Aggressive Growth Portfolio                      1,600,000
The Real Estate Investment Trust Portfolio           1,400,000
The Fixed Income Portfolio                             400,000
The International Equity Portfolio                  20,800,000
The Labor Select International Equity Portfolio      1,800,000
The Global Fixed Income Portfolio                   11,800,000

No amounts were outstanding at October 31, 1997, or at any time during the period.

                                   1997 Annual Report o Delaware Pooled Trust 71

6. Foreign Exchange Contracts
The Fund will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward currency contracts were outstanding at October 31, 1997:

The Global Fixed Income Portfolio

                                                                                  Unrealized
                                                    Contract      Settlement     Appreciation
Contracts to Receive           In Exchange For        Value          Date       (Depreciation)
----------------------------------------------------------------------------------------------
7,266,982 Deutsche Marks        $4,205,429         $4,214,228      11/3/97         $8,799
17,633,700 Dutch Guilders        9,052,207         $9,050,466      11/3/97         (1,741)
                                                                                   ------
                                                                                   $7,058
==============================================================================================

7. Concentrations of Credit Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition of the Fund.

The High-Yield Bond Portfolio may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fixed Income Portfolio may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

Each Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

72 1997 Annual Report o Delaware Pooled Trust

8. Securities Lending
Securities on loan are required at all times to be secured by collateral at least equal to 102% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at October 31, 1997 for each Portfolio was as follows:

                                           Market Value of            Cash
                                          Securities on Loan       Collateral
------------------------------------------------------------------------------
The International Equity Portfolio           $52,927,260           $55,106,600


9. Subsequent Event
Subsequent to October 31, 1997, the existing class of the Real Estate Investment Trust Portfolio converted into REIT Fund A Class, and four additional classes of shares were offered: REIT Fund B Class, REIT Fund C Class, REIT Fund Institutional Class, and the Real Estate Investment Trust Portfolio Class, and The Real Estate Investment Trust Portfolio II commenced operations.

================================================================================
Delaware Pooled Trust, Inc.
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Pooled Trust, Inc.


     We have audited the accompanying statements of net assets of Delaware Pooled Trust, Inc. (comprising, respectively, The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolio, The Fixed Income Portfolio, The High-Yield Bond Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Global Fixed Income Portfolio, and the International Fixed Income Portfolio) (the "Fund") as of October 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Delaware Pooled Trust, Inc. at October 31, 1997, the results of their operations, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Philadelphia, Pennsylvania
December 1, 1997

                                  Delaware Pooled Trust o 1997 Annual Report 73

Delaware Pooled Trust, Inc.
Fund Officers and Portfolio Managers
Wayne A. Stork
Chairman

David G. Tilles
Managing Director and Chief Investment Officer
Delaware International Advisers Ltd.

Robert Akester
Senior Portfolio Manager
Vice President and Senior Portfolio Manager

Robert L. Arnold
Vice President and Senior Portfolio Manager

Steven R. Brody
Senior Vice President and Director of Real
Estate Operations
Lincoln Investment Management, Inc. (subadviser to
The Real Estate Investment Trust Portfolio)

George E. Deming
Vice President and Senior Portfolio Manager

Elizabeth A. Desmond
Director and Senior Portfolio Manager

Gerald S. Frey
Vice President and Senior Portfolio Manager

Clive A. Gillmore
Director and Senior Portfolio Manager

Lawrence T. Kissko
Vice President, Real Estate Equity
Lincoln Investment Management, Inc. (subadviser to
The Real Estate Investment Trust Portfolio)

Paul A. Matlack
Vice President and Senior Portfolio Manager

Gerald T. Nichols
Vice President and Senior Portfolio Manager

Gary A. Reed
Vice President and Senior Portfolio Manager

John F. Robertson
Assistant Vice President, Real Estate Investments
Lincoln Investment Management, Inc. (subadviser to
The Real Estate Investment Trust Portfolio)

Timothy W. Sanderson
Director and Senior Portfolio Manager

Ian G. Sims
Director and Senior Portfolio Manager

Babak Zenouzi
Vice President and Portfolio Manager

Custodians

The Chase Manhattan Bank
4 Metrotech Center
Brooklyn, New York 11245
(custodian for The Real Estate Investment Trust,
The High-Yield Bond, The International Equity,
The Labor Select International Equity, The Emerging Markets, The Global Equity, The Global Fixed Income, and The International Fixed Income Portfolios)

Bankers Trust Company
One Bankers Trust Plaza
New York, New York 10006
(custodian for The Defensive Equity, The Aggressive
Growth, and The Fixed Income Portfolios)

Independent Auditors
Ernst & Young LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103

Legal Counsel
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, Pennsylvania 19103

Investment Manager
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, Pennsylvania 19103

Investment Advisers
Delaware Investment Advisers
One Commerce Square
Philadelphia, Pennsylvania 19103

Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England EC2V 6EE

Subadvisers
Lincoln Investment Management, Inc.
Fort Wayne, Indiana

This report was prepared for investors in the Delaware Pooled Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust, Inc. Prospectus, which contains detailed information. All Delaware Pooled Trust Portfolios are offered by prospectus only.

DELAWARE
POOLED
TRUST
========

One Commerce Square
Philadelphia, Pennsylvania 19103
Telephone 1-800-231-8002
Fax (215) 255-8864